                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8370

                                 MCMORGAN FUNDS
               (Exact name of Registrant as specified in charter)

                           One Bush Street, Suite 800
                             San Francisco, CA 94104
               (Address of principal executive offices) (Zip code)

                                 Teresa Matzelle
                          Vice President and Secretary
                             McMorgan & Company LLC
                           One Bush Street, Suite 800
                             San Francisco, CA 94104
                     (Name and address of agent for service)

Copies to:
Bibb L. Strench, Esq.                                 Jeffrey A. Engelsman, Esq.
Sutherland Asbill & Brennan LLP                       New York Life Investment
1275 Pennsylvania Avenue, N.W.                        Management LLC
Washington, DC 20004-2415                             169 Lackawanna Avenue
                                                      Parsippany, NJ 07054

Registrant's telephone number, including area code: (800) 831-1994

Date of fiscal year end: June 30

Date of reporting period: June 30, 2006

                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

[MCMORGAN FUNDS LOGO]

ANNUAL REPORT 2006

June 30, 2006

Principal Preservation Fund
Intermediate Fixed Income Fund
Fixed Income Fund
High Yield Fund
Balanced Fund
Equity Investment Fund

The McMorgan Funds are offered by NYLIFE Distributors LLC
169 Lackawanna Avenue, Parsippany, NJ 07054.

                                    [GRAPHIC]

                           LETTER FROM THE PRESIDENT

Dear Shareholder,

2006 began with a show of resilience as the pace of growth accelerated meaningfully from the fourth quarter of 2005. Real gross domestic product increased at an annual rate of 5.6% in the first quarter of 2006. After experiencing a very strong pace of activity, growth slowed in the second quarter and expectations are for real gross domestic product to be about 3% for the period.

Consumer spending continues to increase but recent reports indicate a softer pattern. There is evidence that higher gasoline prices, weaker stock markets and a softer housing market have caused enough of a drop in confidence to impact spending habits. The labor market has been mixed and the most recent reports show labor markets continuing to tighten, with wage pressures remaining moderate. The U.S. unemployment rate stands at 4.6% in June.

The equity market continued the rally that began late last year into 2006, pushing the S&P 500 to a four-year high at the beginning of May. Following
May 5, fears of inflation, rising interest rates, and possibly slowing economic growth led to increased market volatility. The S&P 500 declined and moved into negative territory before rallying to finish up 2.7% for the six months ended June 30, 2006. Although sentiment toward equity assets has vacillated between positive and negative, corporate fundamentals remain good. First quarter earnings were much better than expected, and second quarter estimates have increased to around 11%.

The fixed income markets as a whole struggled during the first half of the year, looking very similar to 2005: higher yields, flatter curve and tighter spreads. Economic growth, elevated energy prices, and the potential for inflationary pressure moved the Federal Reserve to continue its tightening campaign of raising rates. By June 30, Fed Fund rates were increased for the seventeenth time since 2004. As the Fed talked tough on inflation and inflation expectations, the U.S. Treasury yield curve regained a positive slope in April, reverted to flat in May and inverted in June with yields on two-, five-, and 10 year Treasurys exceeding those on 30-year Treasurys.

Our annual report for the twelve months ending June 30, 2006 that follows, provides additional information about the market forces, investment decisions, and securities that affected the McMorgan Funds. We hope you find this information helpful in monitoring your investment.

The McMorgan Funds seek to achieve superior performance through a consistent application of a disciplined investment approach. Although economic, industry, and geopolitical variables are constantly in flux, we strive to provide competitive performance for our shareholders over full market cycles. Thank you for placing your trust and confidence in the McMorgan Funds.

Sincerely,


/s/ Mark R. Taylor
------------------------
Mark R. Taylor
President

                       MCMORGAN FUNDS ANNUAL REPORT 2006

PRINCIPAL PRESERVATION FUND
NASDAQ SYMBOL: MCPXX  |  JUNE 30, 2006

This portfolio of short-term, high-quality investments is composed of U.S. Treasury and government securities and other short-term vehicles. The Fund seeks principal preservation while providing maximum current income and maintaining liquidity. The Principal Preservation Fund is a money market fund and is appropriate for investors wishing to avoid principal fluctuations while earning interest income.

Q: What factors affected the short-term bond market during the year ended
   June 30, 2006?

A: During the first half of the year, money markets adjusted to stronger than expected first quarter economic growth and heightened concern over rising consumer prices. Economic activity, while generally healthy, has slowed from the rapid pace in the first quarter. Core inflation measures remained well-contained despite persistently high energy and commodity prices. Still, inflation metrics moved closer toward the upper bounds of the Federal Reserve's comfort level. The Federal Reserve continued to raise interest rates, with the Fed Funds target ending the period at 5.25%. Recent commentary from Fed officials suggests that the gradual unwinding of the Federal Reserve's accommodative monetary policy is nearly complete and further monetary tightening, if needed, will depend on future incoming economic data.

Q: How did the economic environment affect the results of the portfolio?

A: Solid economic growth with moderate inflation has led to gradual increases in short-term interest rates. This has increased the overall yield of the portfolio, while reducing the term premium on longer maturity money market instruments. The 7-day current yield and 30-day SEC yield as of June 30, 2006 were 4.83% and 4.80%, respectively.

Q: How did the Principal Preservation Fund invest during the reporting period?

A: The Fund maintained a somewhat shortened average maturity, as the flat term structure of money market rates did not fully reflect the Fed's ongoing removal of accommodative monetary conditions. The Fund continued to seek maximum current income and returns consistent with the preservation of capital.

Q: Did the Fund change its asset class weightings?

A: The Fund generally invests in government securities, high quality short-dated commercial paper, and second tier commercial paper. Rich valuations on government securities necessitated a slighter higher allocation to commercial paper to increase the portfolio's yield while maintaining a relatively short maturity profile.

Q: What do you anticipate going forward?

A: The Federal Reserve appears to be nearing the end of the current monetary tightening cycle, though as always we expect policy makers to remain vigilant for signs of inflationary pressure. Given the slight recent moderation in economic growth and well-contained inflation, we do not anticipate significant further increases in short-term interest rates. As such, the flat term structure of money market rates appears to be fairly consistent with the likely path of monetary policy.

            MCMORGAN PRINCIPAL PRESERVATION FUND AS OF JUNE 30, 2006

                                 Diversification

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                          Gov't                     13%
                          Corporate                  7%
                          Certificate of Deposit     4%
                          Cash++++                  (4%)
                          Commercial Paper          80%

                                Credit Quality++

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                          A-2/P-2                    4%
                          Floating Rate Notes       11%
                          Gov't                     12%
                          A-1/P-1                   73%

                                    Maturity

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                          16-30 days               21%
                          31-90 days               14%
                          1-15 days                65%

Average Annual Total Returns For Periods Ended June 30 (%)

                                         Inception   One   Three   Five     Ten
                                           Date      Year  Years   Years   Years
                                         ----------  ----  -----   -----   -----
McMorgan Principal Preservation Fund      7/13/94    4.01   2.26    2.09    3.73

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

Principal Preservation Fund--Seven-Day Yield (%)

                                    [GRAPHIC]

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

++ Ratings such as "P-1" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.

++++ Cash equals liabilities in excess of cash and other assets.

                       MCMORGAN FUNDS ANNUAL REPORT 2006

INTERMEDIATE FIXED INCOME FUND

NASDAQ SYMBOL: MCMNX  |  JUNE 30, 2006

This Fund invests in high-quality, investment grade corporate, government and mortgage-backed bonds, seeking to deliver above-average returns consistent with maintaining liquidity and preserving capital. Unlike a money market fund, the Intermediate Fixed Income Fund does not seek a stable net asset of $1 per share and is not suitable for investors seeking consistent principal stability.

Q: What factors affected the bond market during the reporting period ending
   June 30, 2006?

A: During the first half of 2006, bond yields moved steadily higher, primarily from a surge in economic growth in first quarter and modestly higher inflation pressures. In response, the Federal Reserve continued raising rates at each of the four FOMC meetings, taking the Federal Funds rate from 4.25% at year-end 2005 to 5.25% by the end of June 2006. During the first four months, risk premiums remained at historically low levels with higher risk fixed income sectors such as high yield and emerging market debt providing the strongest relative returns. In May and June, risk premiums increased and higher quality bond market sectors regained ground. High energy, commodity, and precious metals prices put upwards pressure on inflation rates.

Q: How did the Fund perform compared to its benchmark during the reporting period?

A: The Fund performed in line with its benchmark. For the six months ending June
   30, 2006, the Fund's return, was -0.20% versus the Lehman Brothers Intermediate U.S. Government Credit Index of -0.17%. Overall interest rate exposure, or duration, had no impact on performance relative to the benchmark as the Fund's duration was the same as the index.

Q: Were there any particular holdings or sectors that enhanced or detracted from performance?

A: The Fund's holdings in single family and commercial mortgage backed sectors contributed positively to performance. The Fund had significant exposure to the automobile sector early in the period which aided relative performance. Holdings in General Motors Acceptance Corp. were eliminated after strong relative performance in first quarter and exposure to Ford Motor Credit was reduced from approximately 1.2% at the beginning of the period to 0.5%. Kinder Morgan debentures detracted from performance resulting from the announcement of a leveraged buyout and anticipation of the downgrading of its credit ratings.

Q: How is the Fund positioned going forward?

A: The Fund's interest rate strategy remains neutral to the benchmark with a modest bias to greater interest rate sensitivity. Portfolio duration is targeted equal to the benchmark as we expect the rise in yields orchestrated by Federal Reserve policy is nearing an end. The Fund remains focused on intermediate maturities in the 5 to 9 year part of the yield curve and minimal exposure to very long maturity issues.

   Overall portfolio exposure to corporate and credit sensitive non-corporate sectors is lower than the benchmark, owing to our assessment that currently small yield spreads available within this sector present minimal potential for superior returns. The Fund has a substantial commitment to commercial mortgage backed and U. S. Agency single family mortgage backed securities, both of which are not a part of the benchmark index. The Fund has a modest position in U.S. Treasury Inflation Protected Securities and is modestly underweighted in other Treasurys versus the benchmark.

Funds that invest in bonds are subject to credit, interest rate and inflation risk and can lose principal value when interest rates rise.

          MCMORGAN INTERMEDIATE FIXED INCOME FUND AS OF JUNE 30, 2006

                                 Diversification

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                              Corporate        30%
                              Mortgage         17%
                              Short-Term        7%
                              Cash             (9%)++++
                              Gov't            55%

                                 Bond Quality++

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                              Aaa              14%
                              Aa                6%
                              A                 9%
                              Baa              15%
                              Gov't            56%

                                    Maturity

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                              Short Term       16%
                              10+ years         3%
                              5-10 years       48%
                              1-5 years        33%

Average Annual Total Returns* For Periods Ended June 30 (%)

                                               Inception   One    Three   Five          Ten Years or
                                                 Date      Year   Years   Years   Life of Class Section
                                               ---------  -----   -----   -----   ---------------------
McMorgan Int. Fixed Income Fund.............    7/14/94   (0.43)   1.25   3.85           5.29Section
McMorgan Int. Fixed Income Fund (Class Z)...     7/4/01   (0.78)   0.96    N/A           3.20
Lehman Bros Int. US Gov't/Credit Index**....        N/A   (0.18)   1.49   4.62           5.81

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

Intermediate Fixed Income Fund--Growth Of $10,000

                                    [GRAPHIC]

THIS CHART REFLECTS A HYPOTHETICAL INVESTMENT OF $10,000 WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

++ Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.

++++ Cash equals liabilities in excess of cash and other assets.

*    Before taxes on distributions or redemption of Fund shares.

** The Lehman Brothers Intermediate U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, with less than 10 years of maturity, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

                       MCMORGAN FUNDS ANNUAL REPORT 2006

FIXED INCOME FUND

NASDAQ SYMBOL: MCMFX  |  JUNE 30, 2006

This diversified portfolio invests in high-quality corporate, government and mortgage-backed bonds, with average remaining maturities of up to 30 years. The average weighted portfolio maturity is generally between 5 to 10 years. The Fund seeks above-average returns consistent with maintaining liquidity and preserving capital.

Q: What factors affected the bond market during the reporting period ending
   June 30, 2006?

A: During the first half of 2006, bond yields moved steadily higher, primarily from a surge in economic growth in first quarter and modestly higher inflation pressures. In response, the Federal Reserve continued raising rates at each of the four FOMC meetings, taking the Federal Funds rate from 4.25% at year-end 2005 to 5.25% by the end of June. During the first four months, risk premiums remained at historically low levels with higher risk fixed income sectors such as high yield and emerging market debt providing the strongest relative returns. In May and June, risk premiums increased and higher quality bond market sectors regained ground. High energy, commodity, and precious metals prices put upwards pressure on inflation rates.

Q: How did the Fund perform compared to its benchmark during the reporting period?

A: The Fund performed in line with its benchmark. For the six months ending
   June 30, 2006, the Fund's return was -1.26% versus the Lehman Brothers U.S. Government/Credit Index return of -1.15%. Overall interest rate exposure, or duration, had no impact on performance relative to the benchmark as the Fund's duration was at the same as the index.

Q: Were there any particular holdings or sectors that enhanced or detracted from performance?

A: The Fund's holdings in single family and commercial mortgage backed sectors contributed positively to performance. The Fund had significant exposure to the automobile sector early in the period which aided relative performance. Holdings in General Motors Acceptance Corp. were eliminated after strong relative performance in first quarter and exposure to Ford Motor Credit was reduced from approximately 1.5% at the beginning of the period to 0.2%. Kinder Morgan debentures detracted from performance resulting from the announcement of a leveraged buyout and anticipation of the downgrading of its credit ratings.

Q: How is the Fund positioned going forward?

A: The Fund's interest rate strategy remains neutral to the benchmark with a modest bias to greater interest rate sensitivity. Portfolio duration is targeted equal to the benchmark as we expect the rise in yields orchestrated by Federal Reserve policy is nearing an end. The Fund remains focused on intermediate maturities in the 7 to 15 year part of the yield curve and underweighting very long maturity issues.

   Overall portfolio exposure to corporate and credit sensitive non-corporate sectors is lower than the benchmark, owing to our assessment that currently small yield spreads available within this sector present minimal potential for superior returns. The Fund has a substantial commitment to commercial mortgage backed and U. S. Agency single family mortgage backed securities, both of which are not a part of the benchmark index. The Fund has a modest position in U.S. Treasury Inflation Protected Securities and is modestly underweighted in other Treasurys versus the benchmark.

Funds that invest in bonds are subject to credit, interest rate and inflation risk and can lose principal value when interest rates rise.

                 MCMORGAN FIXED INCOME FUND AS OF JUNE 30, 2006

                                 Diversification

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                              Corporate       34%
                              Mortgage        13%
                              Short-Term      10%
                              Cash            (8%)++++
                              Gov't           51%

                                 Bond Quality++

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                              Aaa             13%
                              Aa               7%
                              A               11%
                              Baa             17%
                              Gov't           52%

                                    Maturity

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                              5-10 years      53%
                              10+ years       17%
                              Short Term       3%
                              1-5 years       27%

Average Annual Total Returns* For Periods Ended June 30 (%)

                              Inception    One    Three    Five        Ten years or
                                Date       Year   Years   Years   Life of Class Section
                             ----------   -----   -----   -----   ---------------------
McMorgan Fixed Income Fund     7/14/94    (1.90)   1.32    4.66        5.86
McMorgan Fixed Income Fund
   (Class Z)                    2/1/01    (2.24)   1.07    4.41        4.27Section
McMorgan Fixed Income Fund
   (Class R1)                   1/2/04    (2.08)    N/A     N/A        1.87Section
McMorgan Fixed Income Fund
   (Class R2)                   1/2/04    (2.24)    N/A     N/A        1.57Section
Lehman Brothers U.S.
   Gov't/Credit Index              N/A    (1.52)   1.60    5.13        6.25

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

Fixed Income Fund--Growth Of $10,000

                                    [GRAPHIC]

THIS CHART REFLECTS A HYPOTHETICAL INVESTMENT OF $10,000 WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

++ Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.

++++ Cash equals liabilities in excess of cash and other assets.

*    Before taxes on distributions or redemption of Fund shares.

** The Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. Government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

                       MCMORGAN FUNDS ANNUAL REPORT 2006

HIGH YIELD FUND

NASDAQ SYMBOL: MCMHX  |  JUNE 30, 2006

The Fund normally invests at least 80% of its net assets in high yield debt securities. The Fund invests in securities that are rated below investment grade, or that are unrated but that are considered to be of comparable quality by the sub-advisor. The Fund will invest in securities with average remaining maturities of up to 30 years. The average weighted portfolio maturity will generally be between four and ten years.

Q: How did the high yield bond market perform in the reporting period ending
   June 30, 2006?

A: After a strong start to the year for the high yield market, investor sentiment turned negative toward the end of the second quarter, paring some of the gains generated in the first quarter. The Citigroup High Yield Market Capped Index returned 2.16% for the first half of 2006 which, compared to other fixed income assets, represented a relatively strong return.

Q: What factors affected the market during the reporting period?

A: Stable economic growth and healthy corporate profits supported the high yield market's march toward historically tight spreads. Default rates for domestic high yield issuers, at 2.7% for the trailing twelve months, remain well below long-term averages. In spite of the solid fundamental backdrop, second quarter closed with growing investor pessimism, fueled by uncertain Federal Reserve policy, Middle East tension, rising oil prices, and equity market instability. The high yield market was not immune to the volatility and returns came under pressure during the final weeks. No industry had a significant impact on returns other than the automotive sector which posted an extraordinary 8.73% return during the first half, far exceeding the 2.16% benchmark return.

Q: How has the Fund performed during these market conditions?

A: In the first half of 2006, the Fund generated a gross return of 2.66% and a net return of 2.28%, comparing favorably to the Citigroup High Yield Market Capped Index return of 2.16%. The portfolio maintained its overweight position in single-B rated securities and its underweight in double-B rated securities. This risk posture had a positive impact on the Fund's performance.

Q: What sectors affected the Fund's performance?

A: Our underweight to the Automotive sector was the biggest detractor to Fund performance. In addition, our underweight to Technology also hindered performance. These were offset by our overweight in the Broadcasting, Building Products, and Consumer Products sectors, combined with solid credit performance in the Cable & Satellite and Food & Beverage sectors.

Q: How is the Fund positioned going forward?

A: The Fund is overweight in single-B rated securities and underweight in double-B rated securities. Despite the solid fundamental backdrop, we plan to reconsider the portfolio's current ratings posture due to relative value considerations and challenging macro environment. Key areas of consideration include the compression of the single-B/double-B spread, the likelihood of slowing economic and corporate profit growth, and potential change in Federal Reserve policy. The Fund's underweight to the automotive industry will be evaluated as operational restructurings progress and asset values become more evident. The Fund will favor Gaming and Energy industries given their stability of cash flows, as the current credit cycle enters its latter stages.

High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. Funds that invest in bonds are subject to credit, interest rate and inflation risk and can lose principal value when interest rates rise.

                  MCMORGAN HIGH YIELD FUND AS OF JUNE 30, 2006

                                 Diversification

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                           Corporate               95%
                           Short-Term              11%
                           Preferred Stock          1%(a)
                           Common Stock             0%
                           Warrants                 0%(a)
                           Cash                    (7%)++++

(a) Less than one tenth of a percent

                                 Bond Quality++

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                           B                       62%
                           Investment Grade         1%
                           Ba                      20%
                           NR                       2%
                           Caa                     15%

                                    Maturity

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                           3-5 years               11%
                           0-3 years                5%
                           10+ years                4%
                           5-10 years              80%

Average Annual Total Returns* For Periods Ended June 30 (%)

                           Inception   One    Three    Five     Since
                             Date      Year   Years   Years   Inception
                           ---------   ----   -----   -----   ---------
McMorgan High Yield Fund   11/3/03     4.45    N/A     N/A       7.00
Citigroup High Yield
   Market Capped**           N/A       3.96    N/A     N/A       7.18
Lehman Brothers U.S.
   Corp High Yield***        N/A       4.80    N/A     N/A       7.72

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

High Yield Fund--Growth Of $10,000

                                    [GRAPHIC]

THIS CHART REFLECTS A HYPOTHETICAL INVESTMENT OF $10,000 WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

++ Ratings such as "B" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.

++++ Cash equals liabilities in excess of cash and other assets.

*    Before taxes on distributions or redemption of Fund shares.

** The Citigroup High Yield Market Capped Index covers the universe of fixed rate, non-investment grade debt, and reflects no deduction for fees, expenses or taxes. It is not possible to invest in an index.

*** The Lehman Brothers U.S. Corp High Yield Index covers the universe of fixed rate, non-investment grade debt, and reflects no deduction for fees, expenses or taxes.

                       MCMORGAN FUNDS ANNUAL REPORT 2006

BALANCED FUND

NASDAQ SYMBOL: MCMBX  |  JUNE 30, 2006

This portfolio of stocks, bonds and cash focuses on capital appreciation, creating current income, and preservation of capital. This Fund is diversified among different kinds of securities, with approximately 60% of the assets invested in equities and 40% in bonds over the long term. The mix of securities will change based on existing and anticipated market conditions.

Q: Were there any significant changes in asset allocation?

A: Asset allocation targets between stocks and bonds remain unchanged, with a slightly higher than average weighting toward equities due to their continued favorable valuation when compared to fixed income assets.

Q: What were the most significant factors affecting the Balanced Fund's performance during the reporting period?

A: Over the six month period from December 31, 2005 to June 30, 2006, the
   Federal Reserve continued to raise the Federal Funds rate. Interest rates across all maturities responded by moving higher, pushing down bond prices. With negative price movement offsetting income, fixed income returns were roughly flat. Equities generated low single digit returns, with a higher than average allocation to equities adding incremental return.

Q: How is the Balanced Fund positioned going forward?

A: The allocation to equities remains above neutral due to our favorable outlook for the equity market. The economy continues on a moderate growth, low inflationary path. Corporate profits continue to exceed expectations on the upside, with S&P 500 earnings exceeding double-digits for 11 consecutive quarters. The Fed tightening cycle is likely to end soon, which could provide positive sentiment to both equity and fixed investments. However, Fed policy acts with a lag, which could result in some modest slowing to the overall economic growth rate.

   The interest rate strategy within the fixed income portion of the Fund remains neutral, as yields are not expected to rise significantly and the treasury curve remains flat. The current yield curve strategy emphasizes intermediate maturities (7 - 15 years) over long maturities, which have sub-optimal risk/return characteristics. In this low volatility environment, the Fund is overweight mortgage-backed securities, while the underweight in credit-sensitive issues reflects both tight spreads and the potential for negative event risk to impact corporate spreads.

   Within the equity portfolio, the overall characteristics remain similar to both December 31, 2005 and the characteristics of the S&P 500. The beta
   (risk) of the portfolio was slightly higher than the market at 1.02 (versus
   1.00 for the S&P 500). The Fund maintained a slight tilt toward value, and the weighted average market capitalization remains marginally lower than the index. Sectors weightings have changed since the end of 2005. Energy, which had been emphasized all last year and was a positive contributor to overall equity performance, is now neutral versus the index. The weighting in Technology has increased and exceeds the benchmark. The Fund continues to emphasize Financials and Utilities. The poor valuations in the Consumer (both Discretionary and Staples) and Health Care sectors are reflected in their underweight relative to the index.

Funds that invest in bonds are subject to credit, interest rate and inflation risk and can lose principal value when interest rates rise.

                  MCMORGAN BALANCED FUND AS OF JUNE 30, 2006

                                Asset Allocation

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                              Bonds                   32%
                              Short-Term              10%
                              Investment Company       1%
                              Cash                    (7%)++++
                              Stocks                  64%

                                 Bond Quality++

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                              Baa                     17%
                              Gov't                   50%
                              A                       11%
                              Aaa                     15%
                              Aa                       7%

Ten Largest Equity Holdings (%)

ExxonMobil Corp.          2.5
BellSouth Corp.           1.6
Microsoft Corp.           1.5
General Electric Co.      1.5
Citigroup, Inc.           1.4
Pfizer, Inc.              1.3
Cisco Systems, Inc.       1.1
IBM Corp.                 1.1
Hewlett-Packard Co.       0.9
JPMorgan Chase & Co.      0.9
                         ----
Total                    13.8
                         ====

(data subject to change)

Average Annual Total Returns* For Periods Ended June 30 (%)

                                                                      Ten Years or
                                 Inception    One    Three   Five    Life of Class
                                   Date       Year   Years   Years      Section
                                 ---------   -----   -----   -----   -------------
McMorgan Balanced Fund            7/14/94     5.62    7.24    2.83       7.11
McMorgan Balanced Fund
  (Class Z)                       1/25/01     5.36    6.97    2.56       1.47Section
lehman Brothers U.S.
  Gov't/Credit Index**                N/A    (1.52)   1.60    5.13       6.25
Standard & Poor's 500 Index***        N/A     8.63   11.22    2.49       8.32

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

Balanced Fund--Growth Of $10,000

                                    [GRAPHIC]

THIS CHART REFLECTS A HYPOTHETICAL INVESTMENT OF $10,000 WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

++ Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.

++++ Cash equals liabilities in excess of cash and other assets.

*    Before taxes on distributions or redemption of Fund shares.

** The Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes.

*** The S&P 500 Index is a market capitalization-weighted index of common stocks, and reflects no deduction for fees, expenses or taxes.

                       MCMORGAN FUNDS ANNUAL REPORT 2006

EQUITY INVESTMENT FUND

NASDAQ SYMBOL: MCMEX  |  JUNE 30, 2006

This portfolio of high-quality stocks focuses on selecting companies that demonstrate strong management, sustained earnings, growth potential, and the ability to pay above-average dividends. Since the Equity Investment Fund is comprised primarily of stocks, it assumes greater risk but also enjoys greater potential for capital growth and appreciation over the long term. The portfolio is well diversified among common stocks of U.S. companies.

Q: What major factors affected the stock market during the reporting period ending June 30, 2006?

A: The equity market rallied through May 5th as investors focused on continued strong earnings, low inflation, and the possible near-term end to the Fed tightening cycle. Market volatility was low, and sentiment was good. Sentiment reversed after May 5th. Fears of inflation, rising interest rates, and possibly slowing economic growth led to increased market volatility, pushing equity markets lower. A spike in commodity prices rattled the market, followed by comments from Federal Reserve officials expressing a desire to control inflation through interest rate increases. Investors began to worry about the impact of continued interest rate increases on both the economy and corporate profits.

Q: How did the Fund perform during the reporting period ended June 30, 2006?

A: The Fund outperformed the index for the six month and twelve month time horizons. The Fund returned 9.33% for the past twelve months (versus 8.63% for the S&P 500) and 2.83% for the past six months (versus 2.71% for the index).

Q: How did market conditions and investment strategies affect the Fund's performance?

A: The market's overall performance was below average the first half of the year and was marked by a very low volatility environment for four months followed by a significant increase in price volatility. The market continues to reward companies exhibiting positive stock price momentum; overweighting momentum has been a significant contributor to the Fund's strong relative performance. The slight emphasis on value stocks also helped returns, while the lower size bias had little impact. Small capitalization stocks outperformed but gave back much of their strong performance from earlier in the year.

Q: Were there any significant shifts in sector allocation during the reporting period?

A: There were a few significant changes to sectors allocations since the end of 2005. Energy, which had been emphasized all last year and was a positive contributor to performance, is now neutral versus the index. The weighting in Technology has increased and exceeds the benchmark. The Fund continues to emphasize Financials and Utilities. The poor valuations in Consumer (both Discretionary and Staples) and Health Care are reflected in their underweight relative to the index.

Q: How is the Equity Investment Fund positioned at the end of the reporting period?

A: The overall characteristics and risk level of the Fund remain relatively constant. The Fund maintained a tilt toward value and positive price momentum. The average capitalization remains slightly lower than the S&P 500. Technology, Financials, and Utilities are the most overweight sectors compared to the benchmark. Consumer Staples, Health Care, Consumer Discretionary, and Energy were all underweight on a relative basis; Industrials, Telecommunication Services, and Materials sectors are near that of the index.

              MCMORGAN EQUITY INVESTMENT FUND AS OF JUNE 30, 2006

Ten Largest Holdings (%)

ExxonMobil Corp.                     3.9
BellSouth Corp.                      2.5
Microsoft Corp.                      2.4
General Electric Co.                 2.4
Citigroup, Inc.                      2.3
Pfizer, Inc.                         2.1
Cisco Systems, Inc.                  1.7
IBM Corp.                            1.7
Hewlett-Packard Co.                  1.4
JPMorgan Chase & Co.                 1.4
Total                               21.8

(data subject to change)

Stock Weightings (%)

Financials                          23.7
Information Technology              17.2
Industrials                         12.1
Health Care                         11.2
Energy                              10.0
Consumer Discretionary               8.7
Consumer Staples                     6.3
Utilities                            4.2
Telecommunication Services           3.5
Materials                            3.1
Total                              100.0

(data subject to change)

Portfolio Characteristics

P/E Ratio (Trailing)               14.48
Historical Beta                     0.98
Market Weighted Capitalization    $80.62bil
Number of Issues                     460

Average Annual Total Returns* For Periods Ended June 30 (%)

                                           Inception    One    Three    Five           Ten years or
                                             Date       Year   Years    Years     Life of Class Section
                                           ---------   -----   -----   ------   -----------------------
McMorgan Equity Investment Fund             7/14/94    9.33    10.29    0.52           6.89
McMorgan Equity Invest. Fund (Class Z)       2/1/01    9.01    10.00    0.26          (1.89)Section
S&P's 500 Index**                             N/A      8.63    11.22    2.49           8.32

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

Equity Investment Fund--Growth Of $10,000

                                    [GRAPHIC]

THIS CHART REFLECTS A HYPOTHETICAL INVESTMENT OF $10,000 WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

*    Before taxes on distributions or redemption of Fund shares.

** The S&P 500 Index is a market capitalization-weighted index of common stocks, and reflects no deduction for fees, expenses or taxes.

                       MCMORGAN FUNDS ANNUAL REPORT 2006

Cost in Dollars of a $1,000 Investment in McMorgan Fund

The example to the right is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

Example

As a shareholder of a Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire six month period from January 1, 2006, to June 30, 2006.

The example illustrates your Fund's ongoing costs in two ways:

Actual Expenses

The third and fourth data columns in the table to the right provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number located in the fourth data column (under the heading entitled "Expenses Paid During Period") to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth data columns in the table to the right provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Funds. As a shareholder of a Fund, you are not subject to any transactional costs, such as redemption fees, exchange fees, or sales charges (loads). However, investments in other funds may be subject to such transactional costs. Therefore, the fifth and sixth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including funds that may be subject to transactional costs.

                                                                 Based on Actual Returns and     Based on Hypothetical 5% Return and
                                                                          Expenses                            Expenses
                                                                ------------------------------   -----------------------------------
                                Annualized++++    Beginning
                                    Expense        Account      Ending Account   Expenses Paid   Ending Account    Expenses Paid
Share Class++                        Ratio       Value 1/1/06    Value 6/30/06   During Period    Value 6/30/06    During Period
------------                    --------------   ------------   --------------   -------------   --------------   ------------------
PRINCIPAL PRESERVATION FUND
McMorgan Class Shares                0.30%          $1,000         $1,020.80       $1.50            $1,023.50            $1.51
INTERMEDIATE FIXED INCOME FUND
McMorgan Class Shares                0.50%          $1,000         $  999.00       $2.48            $1,022.50            $2.51
Z Class Shares                       0.75%          $1,000         $  996.75       $3.71            $1,021.25            $3.76
FIXED INCOME FUND
McMorgan Class Shares                0.50%          $1,000         $  987.30       $2.46            $1,022.50            $2.51
Z Class Shares                       0.75%          $1,000         $  986.15       $3.69            $1,021.25            $3.76
R1 Class Shares                      0.60%          $1,000         $  986.90       $2.96            $1,022.00            $3.01
R2 Class Shares                      0.85%          $1,000         $  985.65       $4.18            $1,020.75            $4.26
HIGH YIELD FUND
McMorgan Class Shares                0.74%          $1,000         $1,022.90       $3.71            $1,021.30            $3.71
BALANCED FUND
McMorgan Class Shares                0.60%          $1,000         $1,015.90       $3.00            $1,022.00            $3.01
Z Class Shares                       0.85%          $1,000         $1,014.65       $4.25            $1,020.75            $4.26
EQUITY INVESTMENT FUND
McMorgan Class Shares                0.75%          $1,000         $1,028.45       $3.77            $1,021.25            $3.76
Z Class Shares                       1.00%          $1,000         $1,027.20       $5.03            $1,020.00            $5.01

++ Expenses are equal to the Fund's annualized expense ratio++ multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

++++ Ratio of expenses to average net assets after reimbursement of expenses by McMorgan & Company LLC, the adviser to the Funds.

PRINCIPAL PRESERVATION FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006

FIXED INCOME SECURITIES 104.4%
U.S. GOVERNMENT AGENCY NOTES 12.9%

                                                      PRINCIPAL     AMORTIZED
                                                        AMOUNT         COST
                                                      ----------   ------------
Federal Home Loan Mortgage Corporation
 (Discount Note) - 2.7%
 4.48%, due 7/18/06 ...............................   $4,000,000   $  3,991,538
                                                                   ------------
Federal National Mortgage Association
 (Discount Notes) - 10.2%
 4.475%, due 7/12/06 ..............................    8,935,000      8,922,783
 4.94%, due 7/19/06 ...............................    6,000,000      5,985,180
                                                                   ------------
                                                                     14,907,963
                                                                   ------------
Total U.S. Government Agency Notes
 (Cost $18,899,501) ...............................                  18,899,501
                                                                   ------------
CERTIFICATE OF DEPOSIT 4.1%
U.S. Trust Co. of New York
 5.22%, due 9/12/06 (a) ...........................    6,000,000      6,000,922
                                                                   ------------
Total Certificate of Deposit
 (Cost $6,000,922) ................................                   6,000,922
                                                                   ------------
COMMERCIAL PAPER 80.3%
Alcoa, Inc.
 5.10%, due 7/11/06 ...............................    6,050,000      6,041,429
BHP Billiton Finance USA, Ltd.
 5.06%, due 7/14/06 (b) ...........................    4,000,000      3,992,691
 5.07%, due 7/14/06 (b) ...........................    2,000,000      1,996,338
Brown-Forman Beverages, Europe, Ltd.
 5.10%, due 7/6/06 (b) ............................    1,980,000      1,978,597
Caterpillar Financial Services Corp.
 5.17%, due 7/7/06 (b) ............................    1,655,000      1,653,574
Countrywide Financial Corp.
 5.07%, due 7/13/06 ...............................    3,000,000      2,994,930
 5.12%, due 7/13/06 ...............................    1,050,000      1,048,208
CVS Corp.
 5.33%, due 7/13/06 (b) ...........................    1,200,000      1,197,868
Danaher Corp.
 5.05%, due 7/11/06 ...............................    5,000,000      4,992,986
Dresdner U.S. Finance, Inc.
 5.04%, due 7/7/06 ................................    6,000,000      5,994,960
Enbridge Energy Partners, L.P.
 5.13%, due 7/3/06 (b) ............................    1,200,000      1,199,658
FPL Group Capital, Inc.
 5.13%, due 7/10/06 (b) ...........................    3,000,000      2,996,152
 5.35%, due 7/27/06 (b) ...........................    1,565,000      1,558,953
 5.35%, due 7/31/06 (b) ...........................    2,500,000      2,489,597
Hartford Financial Services Group, Inc.
 5.08%, due 7/10/06 (b) ...........................    5,000,000      4,993,650
 5.12%, due 7/6/06 (b) ............................    1,500,000      1,498,933
ING America Insurance Holdings
 4.90%, due 7/19/06 ...............................    6,000,000      5,985,300
National Cooperative Services Corp.
 5.08%, due 7/3/06 (b) ............................    5,000,000      4,998,589
PB Finance, Inc. (Delaware)
 5.10%, due 7/7/06 ................................    3,068,000      3,065,392
PepsiAmericas, Inc.
 5.17%, due 7/13/06 ...............................    5,000,000      4,991,383
Private Export Funding Corp.
 5.05%, due 8/10/06 (b) ...........................    6,000,000      5,966,333
Prudential Financial Corp.
 5.03%, due 7/6/06 ................................    6,000,000      5,995,808
Royal Bank of Scotland Group PLC
 5.06%, due 7/10/06 ...............................   $1,350,000   $  1,348,292
Schlumberger Technology Corp.
 5.06%, due 8/7/06 (b) ............................    6,000,000      5,968,797
Societe Generale North America, Inc.
 5.065%, due 8/16/06 ..............................    2,000,000      1,987,056
 5.07%, due 7/11/06 ...............................    1,600,000      1,597,747
Textron Financial Corp.
 5.11%, due 7/6/06 ................................    1,250,000      1,249,113
Time Warner, Inc.
 5.12%, due 7/7/06 ................................    1,400,000      1,398,805
Torchmark Corp.
 5.38%, due 7/6/06 (b) ............................    1,500,000      1,498,879
 5.41%, due 7/7/06 (b) ............................    4,000,000      3,997,596
UBS Finance Delaware LLC
 5.02%, due 7/6/06 ................................    1,725,000      1,723,797
 5.05%, due 7/6/06 ................................    1,750,000      1,748,773
 5.07%, due 7/7/06 ................................    1,200,000      1,198,986
Verizon Communications, Inc.
 5.13%, due 7/10/06 (b) ...........................    2,500,000      2,496,794
 5.17%, due 7/5/06 (b) ............................    3,000,000      2,998,277
 5.23%, due 7/5/06 (b) ............................    1,000,000        999,419
 5.36%, due 8/2/06 (b) ............................    1,810,000      1,801,376
Viacom, Inc.
 5.50%, due 7/5/06 (b) ............................    1,250,000      1,249,236
WPS Resources Corp.
 5.35%, due 7/11/06 (b) ...........................    1,500,000      1,497,771
Xtra, Inc.
 5.08%, due 7/3/06 ................................    1,500,000      1,499,577
 5.20%, due 7/13/06 ...............................    2,470,000      2,465,719
 5.28%, due 7/20/06 ...............................    1,500,000      1,495,820
                                                                   ------------
Total Commercial Paper
 (Cost $117,853,159) ..............................                 117,853,159
                                                                   ------------
CORPORATE BONDS 7.1%
Bear Stearns Co., Inc.
 5.429%, due 9/15/06 (a) ..........................    6,415,000      6,418,531
CIT Group, Inc.
 5.377%, due 8/31/06 (a) ..........................    2,600,000      2,600,510
Metropolitan Life Global Funding I
 5.37%, due 8/28/06 (a)(b) ........................    1,500,000      1,500,279
                                                                   ------------
Total Corporate Bonds
 (Cost $10,519,320) ...............................                  10,519,320
                                                                   ------------
Total Fixed Income Securities
 (Cost $153,272,902) (c) ..........................        104.4%   153,272,902
Liabilities in Excess of
 Cash and Other Assets ............................         (4.4)    (6,506,684)
                                                      ----------   ------------
Net Assets ........................................        100.0%  $146,766,218
                                                      ==========   ============

(a)  Floating/variable rate. Rate shown is the rate in effect at June 30, 2006.

(b) May be sold to institutional investors only. The total market value of these securities at June 30, 2006 is $60,529,357, which represents 41.2% of the Fund's net assets.

(c) At June 30, 2006, cost is identical for book and federal income tax purposes.

See accompanying notes to financial statements.

PRINCIPAL PRESERVATION FUND                                       MCMORGAN FUNDS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006

ASSETS:
 Investment in securities at value
   (cost $153,272,902) .........................................   $153,272,902
 Cash-interest bearing accounts ................................         10,897
 Receivable for fund shares sold ...............................         56,329
 Interest receivable ...........................................         51,211
 Other assets ..................................................         29,985
                                                                   ------------
   Total assets ................................................    153,421,324
                                                                   ------------
LIABILITIES:
 Payable for securities purchased ..............................      6,487,193
 Payable for fund shares redeemed ..............................         96,645
 Distributions payable .........................................         19,969
 Payable to Advisor, net .......................................         17,201
 Legal fees payable ............................................         15,915
 Administration fees payable ...................................          5,715
 Transfer agent fees payable ...................................          4,666
 Accounting fees payable .......................................          3,587
 Custodian fees payable ........................................          2,876
 Trustees fees payable .........................................            903
 Accrued expenses ..............................................            436
                                                                   ------------
   Total liabilities ...........................................      6,655,106
                                                                   ------------
Net Assets .....................................................   $146,766,218
                                                                   ============
NET ASSETS CONSIST OF:
 Capital paid-in ...............................................   $146,767,248
 Net realized loss on investments ..............................         (1,030)
                                                                   ------------
                                                                   $146,766,218
                                                                   ============
Net Assets:
 Class McMorgan ................................................   $146,766,218
                                                                   ============
Shares Outstanding:
 Class McMorgan ................................................    146,784,784
                                                                   ============
Net asset value and redemption price per share:
 Class McMorgan ................................................   $       1.00
                                                                   ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2006

INVESTMENT INCOME:
 Interest ......................................................   $  6,275,258
                                                                   ------------
Expenses:
 Investment advisory fees (Note F) .............................        371,154
 Administration fees ...........................................         74,017
 Legal fees ....................................................         52,463
 Accounting fees ...............................................         47,359
 Transfer agent fees ...........................................         46,688
 Insurance fees ................................................         45,533
 Trustees fees .................................................         31,204
 Registration expenses .........................................         21,897
 Report to shareholder expense .................................         18,620
 Auditing fees .................................................         13,000
 Custodian fees ................................................         11,306
 Miscellaneous expenses ........................................          4,867
                                                                   ------------
   Total expenses ..............................................        738,108
 Expenses reimbursed (Note F) ..................................       (292,710)
                                                                   ------------
    Net expenses ...............................................        445,398
                                                                   ------------
Net investment income ..........................................      5,829,860
                                                                   ------------
REALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments ..............................         (1,030)
                                                                   ------------
Increase in net assets from operations .........................   $  5,828,830
                                                                   ============

See accompanying notes to financial statements.

PRINCIPAL PRESERVATION FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE         FOR THE
                                                   YEAR ENDED       YEAR ENDED
                                                    6/30/2006       6/30/2005
                                                  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ........................   $   5,829,860   $   2,672,930
 Net realized loss on investments .............          (1,030)             --
                                                  -------------   -------------
 Increase in net assets .......................       5,828,830       2,672,930
                                                  -------------   -------------
Dividends and distributions to shareholders:
 From net investment income ...................      (5,829,860)     (2,672,930)
 From capital gains ...........................              --         (12,238)
                                                  -------------   -------------
 Total dividends and distributions to
   shareholders ...............................      (5,829,860)     (2,685,168)
                                                  -------------   -------------
Capital share transactions:
 Net proceeds from sale of shares .............     130,643,105     141,679,503
 Net asset value of shares issued to
   shareholders in reinvestment of dividends
   and distributions ..........................       5,595,835       2,623,491
                                                  -------------   -------------
                                                    136,238,940     144,302,994
 Cost of shares redeemed ......................    (136,686,654)   (130,458,113)
                                                  -------------   -------------
 Increase (decrease) in net assets derived
   from capital share transactions ............        (447,714)     13,844,881
                                                  -------------   -------------
 Total increase (decrease) in net assets ......        (448,744)     13,832,643

Net Assets:
 Beginning of year ............................     147,214,962     133,382,319
                                                  -------------   -------------
 End of year ..................................   $ 146,766,218   $ 147,214,962
                                                  =============   =============

See accompanying notes to financial statements.

PRINCIPAL PRESERVATION FUND                                       MCMORGAN FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below set forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                                                                 CLASS MCMORGAN
                                                                                               YEAR ENDED JUNE 30,
                                                                      ------------------------------------------------------------
                                                                         2006        2005         2004        2003          2002
                                                                      --------     --------     --------     --------     --------
Net asset value, beginning of year.................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                      --------     --------     --------     --------     --------
 Income from investment operations:
 Net investment income.............................................       0.04         0.02         0.01         0.01         0.02
 Net realized and unrealized gain (loss) on investments............      (0.00)(a)       --         0.00(a)      0.00(a)        --
                                                                      --------     --------     --------     --------     --------
   Total from investment operations................................       0.04         0.02         0.01         0.01         0.02
                                                                      --------     --------     --------     --------     --------
 Less dividends and distributions:
 From net investment income........................................      (0.04)       (0.02)       (0.01)       (0.01)       (0.02)
 From capital gains................................................         --        (0.00)(a)    (0.00)(a)    (0.00)(a)       --
                                                                      --------     --------     --------     --------     --------
   Total dividends and distributions...............................      (0.04)       (0.02)       (0.01)       (0.01)       (0.02)
                                                                      --------     --------     --------     --------     --------
Net asset value, end of year.......................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                      ========     ========     ========     ========     ========
Total return.......................................................       4.01%        1.92%        0.87%        1.30%        2.41%
Ratios/Supplemental Data:
 Net assets, end of year (in 000's)................................   $146,766     $147,215     $133,382     $160,150     $141,127
 Ratio of expenses to average net assets before reimbursement of
   expenses by Advisor.............................................       0.50%        0.49%        0.46%        0.43%        0.47%
 Ratio of expenses to average net assets after reimbursement of
   expenses by Advisor.............................................       0.30%        0.30%        0.30%        0.30%        0.30%
 Ratio of net investment income to average net assets before
   reimbursement of expenses by Advisor............................       3.73%        1.71%        0.70%        1.15%        2.16%
 Ratio of net investment income to average net assets after
   reimbursement of expenses by Advisor............................       3.93%        1.90%        0.86%        1.28%        2.33%

----------
(a)  Less than one cent per share.

See accompanying notes to financial statements.

INTERMEDIATE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006

FIXED INCOME SECURITIES 102.0%
CORPORATE ASSET-BACKED SECURITIES 2.9%

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ----------   -----------
Financials - 2.9%
Accredited Mortgage Loan Trust
 Series 2005-2 Class A2A
 5.423%, due 7/25/35 (a)(b) .........................   $  299,676   $   299,665
Merrill Lynch Mortgage Investors, Inc.
 Series 2005-WMC2 Class A2A
 5.413%, due 4/25/36 (a)(b) .........................       33,913        33,909
Newcastle Mortgage Securities Trust
 Series 2006-1 Class A1
 5.393%, due 3/25/36 (a)(b) .........................    3,802,684     3,803,224
Novastar Home Equity Loan
 Series 2005-2 Class A2A
 5.413%, due 10/25/35 (a)(b) ........................      203,581       203,583
Soundview Home Equity Loan Trust
 Series 2005-2 Class A1
 5.423%, due 7/25/35 (a)(b) .........................       43,451        43,450
                                                                     -----------
Total Corporate Asset-Backed Securities
 (Cost $4,383,305) ..................................                  4,383,831
                                                                     -----------
CORPORATE BONDS 29.9%
Consumer Discretionary - 4.8%
Cox Communications, Inc.
 6.75%, due 3/15/11 .................................      300,000       305,495
 7.125%, due 10/1/12 ................................    1,095,000     1,132,584
DaimlerChrysler North American
 Holdings Corp.
 7.30%, due 1/15/12 .................................    1,350,000     1,404,841
Fortune Brands, Inc.
 5.125%, due 1/15/11 ................................      930,000       890,702
Johnson Controls, Inc.
 5.25%, due 1/15/11 .................................      895,000       872,173
Office Depot, Inc.
 6.25%, due 8/15/13 .................................      840,000       834,119
Tele-Communications, Inc.
 9.80%, due 2/1/12 ..................................      875,000     1,009,399
Time Warner, Inc.
 9.125%, due 1/15/13 ................................      710,000       811,908
                                                                     -----------
                                                                       7,261,221
                                                                     -----------
Consumer Staples - 1.5%
Diageo Finance B.V.
 5.50%, due 4/1/13 ..................................      985,000       958,717
Kraft Foods, Inc.
 4.00%, due 10/1/08 .................................    1,295,000     1,247,863
                                                                     -----------
                                                                       2,206,580
                                                                     -----------
Energy - 1.7%
Anadarko Finance Corp.
 6.75%, due 5/1/11 ..................................      165,000       169,540
Dominion Resources, Inc.
 8.125%, due 6/15/10 ................................      695,000       745,871
Kinder Morgan, Inc.
 6.50%, due 9/1/12 ..................................      450,000       427,588
Pacific Gas & Electric Co.
 4.20%, due 3/1/11 ..................................      445,000       416,126
Progress Energy, Inc.
 7.10%, due 3/1/11 ..................................      820,000       855,385
                                                                     -----------
                                                                       2,614,510
                                                                     -----------
Financials - 16.8%
American General Finance Corp.
 4.875%, due 7/15/12 ................................   $  350,000   $   331,124
Ameriprise Financial, Inc.
 5.35%, due 11/15/10 ................................      485,000       475,540
Archstone-Smith Trust
 5.75%, due 3/15/16 .................................      700,000       675,878
Bank One Corp.
 5.90%, due 11/15/11 ................................    1,785,000     1,790,940
Capital One Financial Corp.
 6.25%, due 11/15/13 ................................      505,000       508,723
CIT Group Funding Co. of Canada
 4.65%, due 7/1/10 ..................................      760,000       728,746
CIT Group, Inc.
 6.875%, due 11/1/09 ................................      250,000       257,608
Citigroup, Inc.
 5.625%, due 8/27/12 ................................    1,715,000     1,694,458
Credit Suisse First Boston USA, Inc.
 4.875%, due 8/15/10 ................................    1,540,000     1,492,645
EOP Operating L.P.
 6.763%, due 6/15/07 ................................      520,000       524,098
 8.10%, due 8/1/10 ..................................      895,000       962,419
Ford Motor Credit Co.
 7.375%, due 10/28/09 ...............................      875,000       808,971
Goldman Sachs Group, Inc. (The)
 4.50%, due 6/15/10 .................................      370,000       353,746
 6.875%, due 1/15/11 ................................    1,055,000     1,096,234
HSBC Finance Corp.
 5.875%, due 2/1/09 .................................      420,000       422,582
 6.375%, due 10/15/11 ...............................    1,205,000     1,231,439
 6.75%, due 5/15/11 .................................      395,000       409,750
Jefferies Group, Inc.
 7.75%, due 3/15/12 .................................      740,000       794,892
MBNA America Bank N.A.
 7.125%, due 11/15/12 ...............................      665,000       709,867
Merrill Lynch & Co., Inc.
 4.79%, due 8/4/10 ..................................      785,000       758,363
MetLife, Inc.
 6.125%, due 12/1/11 ................................      800,000       813,730
Residential Capital Corp.
 6.00%, due 2/22/11 .................................      875,000       847,853
 6.375%, due 6/30/10 ................................    1,985,000     1,957,986
Simon Property Group, L.P.
 4.60%, due 6/15/10 .................................      430,000       412,084
 6.35%, due 8/28/12 .................................      520,000       527,607
 6.375%, due 11/15/07 ...............................    1,115,000     1,119,641
SLM Corp.
 5.45%, due 4/25/11 .................................      805,000       791,072
St. Paul Travelers Cos., Inc. (The)
 6.25%, due 6/20/16 .................................      995,000       990,729
Textron Financial Corp.
 4.125%, due 3/3/08 .................................      715,000       696,609
Wachovia Bank N.A.
 4.80%, due 11/1/14 .................................    1,135,000     1,048,121
                                                                     -----------
                                                                      25,233,455
                                                                     -----------

See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                                                      -----------   -----------
Industrials - 1.0%
International Lease Finance Corp.
 5.75%, due 6/15/11 ...............................   $ 1,490,000   $  1,479,053
 5.875%, due 5/1/13 ...............................        10,000          9,925
                                                                    ------------
                                                                       1,488,978
                                                                    ------------
Information Technology - 0.9%
Cisco Systems, Inc.
 5.25%, due 2/22/11 ...............................     1,290,000      1,266,073
                                                                    ------------
Telecommunication Services - 3.2%
British Telecommunications PLC
 8.375%, due 12/15/10 .............................     1,225,000      1,344,890
Embarq Corp.
 7.082%, due 6/1/16 ...............................     1,120,000      1,113,848
New Cingular Wireless Services, Inc.
 7.875%, due 3/1/11 ...............................       800,000        861,698
Sprint Capital Corp.
 8.375%, due 3/15/12 ..............................     1,400,000      1,546,857
                                                                    ------------
                                                                       4,867,293
                                                                    ------------
Total Corporate Bonds
 (Cost $46,447,792) ...............................                   44,938,110
                                                                    ------------
U.S. GOVERNMENT SECURITIES 55.0%
U.S. GOVERNMENT AGENCY OBLIGATIONS 39.9%
Federal Home Loan Bank - 9.5%
o 3.125%, due 11/15/06 ............................     9,050,000      8,974,270
o 4.50%, due 5/21/07 ..............................     5,395,000      5,346,828
                                                                    ------------
                                                                      14,321,098
                                                                    ------------
Federal Home Loan Mortgage Corporation - 2.0%
 3.875%, due 6/15/08 ..............................     3,045,000      2,956,110
                                                                    ------------
Federal Home Loan Mortgage Corporation
 (Mortgage Pass-Through Securities) - 3.8%
 5.366%, due 9/1/35 (a) ...........................     2,958,986      2,926,590
 5.487%, due 3/1/36 (a) ...........................     2,783,291      2,731,483
 6.00%, due 2/1/11 ................................        16,951         16,953
                                                                    ------------
                                                                       5,675,026
                                                                    ------------
Federal National Mortgage Association - 15.8%
o 2.375%, due 2/15/07 .............................     8,830,000      8,661,312
o 4.25%, due 9/15/07 ..............................     4,760,000      4,690,537
 4.375%, due 3/15/13 ..............................     1,985,000      1,860,362
o 4.75%, due 12/15/10 .............................     8,875,000      8,622,222
                                                                    ------------
                                                                      23,834,433
                                                                    ------------
Federal National Mortgage Association
 (Mortgage Pass-Through Securities) - 8.8%
 6.50%, due 9/1/33 ................................     4,728,334      4,771,461
o 6.50%, due 7/1/36 TBA (c) .......................     8,425,000      8,467,125
                                                                    ------------
                                                                      13,238,586
                                                                    ------------
Total U.S. Government Agency Obligations
 (Cost $60,541,654) ...............................                   60,025,253
                                                                    ------------
U.S. TREASURY OBLIGATIONS 15.1%
United States Treasury Bond - 0.9%
 8.125%, due 8/15/19 (d) ..........................     1,075,000      1,360,967
                                                                    ------------
United States Treasury Note - 8.6%
o 4.25%, due 8/15/13 (d) ..........................    13,650,000     12,950,438
                                                                    ------------
United States Treasury TII - 5.6%
o 1.875%, due 7/15/13 (e) .........................   $ 8,670,204   $  8,329,153
                                                                    ------------
Total U.S. Treasury Obligations
 (Cost $23,168,554) ...............................                   22,640,558
                                                                    ------------
Total U.S. Government Securities
 (Cost $83,710,208) ...............................                   82,665,811
                                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS 14.2%
Federal Home Loan Mortgage Corporation - 0.1%
 Series 2478 Class DK
 5.50%, due 2/15/32 ...............................       164,115        162,590
                                                                    ------------
Federal National Mortgage Association - 0.0%++
 Series D Class 1
 6.00%, due 4/1/09 ................................           668            664
 Series 1988-15 Class A
 9.00%, due 6/25/18 ...............................         7,865          8,295
                                                                    ------------
                                                                           8,959
                                                                    ------------
Financials - 14.1%
Bear Stearns Commercial Mortgage Securities
 Series 2006-T22 Class A4
 5.467%, due 4/12/38 (a) ..........................     1,475,000      1,442,374
Greenwich Capital Commercial Funding Corp.
 Series 2005-GG5 Class A5
 5.224%, due 4/10/37 (a) ..........................     1,615,000      1,540,459
 Series 2004-GG1 Class A7
 5.317%, due 6/10/36 (a) ..........................     2,300,000      2,221,068
GS Mortgage Securities Corp.
o Series 2005-GG4 Class A4
 4.761%, due 7/10/39 (a) ..........................     4,900,000      4,524,849
 Series 2004-GG2 Class A6
 5.396%, due 8/10/38 (a) ..........................     1,675,000      1,620,297
Merrill Lynch Mortgage Investors, Inc.
o Series 2006-A3 Class 3A1
 5.869%, due 5/25/36 (a) ..........................     4,036,186      4,015,295
Merrill Lynch Mortgage Trust
 Series 2005-CKI1 Class A6
 5.244%, due 11/12/37 (a) .........................     3,150,000      3,021,764
Residential Accredit Loans, Inc.
 Series 2006-QA1 Class A21
 6.008%, due 1/25/36 (a) ..........................     2,862,931      2,855,613
                                                                    ------------
                                                                      21,241,719
                                                                    ------------
Total Collateralized Mortgage Obligations
 (Cost $22,192,335) ...............................                   21,413,268
                                                                    ------------
Total Fixed Income Securities
 (Cost $156,733,640) ..............................                  153,401,020
                                                                    ------------
Short-Term Investments 7.4%
Repurchase Agreement - 2.9%
Morgan Stanley & Co.
 5.42%, dated 6/30/06
 due 7/3/06
 Proceeds at Maturity $4,340,797
 (Collateralized by various bonds with a
 Principal Amount of
 $5,104,107 and a Market Value
 of $4,467,800) (f) ...............................     4,338,837      4,338,837
                                                                    ------------
Total Repurchase Agreement
 (Cost $4,338,837) ................................                    4,338,837
                                                                    ------------

See accompanying notes to financial statements.

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                                                      ----------   ------------
Time Deposits - 1.8%
Calyon
 5.265%, due 8/2/06 (f) ...........................   $  936,856   $    936,856
Credit Suisse First Boston Corp.
 5.305%, due 7/27/06 (f) ..........................      936,856        936,856
Fortis Bank
 5.26%, due 7/7/06 (f) ............................      936,856        936,856
                                                                   ------------
Total Time Deposits
 (Cost $2,810,568) ................................                   2,810,568
                                                                   ------------
U.S. Government Agency - 2.7%
Federal National Mortgage Association
 (Discount Note)
 5.21%, due 9/6/06 (b) ............................    4,055,000      4,016,709
                                                                   ------------
Total U.S. Government Agency
 (Cost $4,015,681) ................................                   4,016,709
                                                                   ------------
Total Short-Term Investments
 (Cost $11,165,086) ...............................                  11,166,114
                                                                   ------------
Total Investments
 (Cost $167,898,726) (g) ..........................        109.4%   164,567,134
Liabilities in Excess of
 Cash and Other Assets ............................         (9.4)   (14,183,694)
                                                      ----------   ------------
Net Assets ........................................        100.0%  $150,383,440
                                                      ==========   ============

o Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

++  Less than one tenth of a percent.

(a) Floating/variable rate. Rate shown is the rate in effect at June 30, 2006.

(b) Segregated as collateral for TBAs.

(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at June 30, 2006 is $8,467,125.

(d) Represents security, or a portion thereof, which is out on loan.

(e) Treasury Inflation Indexed Security - Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(f) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g) Aggregate cost for federal income tax purposes is $168,216,811 and net unrealized depreciation is as follows:

        Gross unrealized appreciation ...........................   $        --
        Gross unrealized depreciation ...........................    (3,649,677)
                                                                    -----------
        Net unrealized depreciation .............................   $(3,649,677)
                                                                    ===========

See accompanying notes to financial statements.

INTERMEDIATE FIXED INCOME FUND                                   MCMORGAN FUNDS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006

ASSETS:
 Investment in securities at value
   (cost $167,898,726) including $6,999,116
   market value of securities loaned ...........................   $164,567,134
 Cash-interest bearing accounts ................................     11,550,162
 Receivable for securities sold ................................      5,111,598
 Interest receivable ...........................................      1,487,737
 Receivable for fund shares sold ...............................            149
 Other assets ..................................................         39,462
                                                                   ------------
   Total assets ................................................    182,756,242
                                                                   ------------
LIABILITIES:
 Payable for securities purchased ..............................     13,560,622
 Payable for fund shares redeemed ..............................     11,567,970
 Securities lending collateral .................................      7,149,405
 Payable to Advisor, net .......................................         52,041
 Legal fees payable ............................................         17,496
 Administration fees payable ...................................          7,749
 Transfer agent fees payable ...................................          6,316
 Accounting fees payable .......................................          5,035
 Trustees fees payable .........................................          1,004
 12B-1 fees payable ............................................              6
 Accrued expenses ..............................................          5,158
                                                                   ------------
   Total liabilities ...........................................     32,372,802
                                                                   ------------
Net Assets .....................................................   $150,383,440
                                                                   ============
NET ASSETS CONSIST OF:
 Capital paid-in ...............................................   $156,924,304
 Accumulated undistributed net investment income ...............        514,803
 Accumulated net realized loss on investments ..................     (3,724,075)
 Net unrealized depreciation on investments ....................     (3,331,592)
                                                                   ------------
                                                                   $150,383,440
                                                                   ============
Net Assets:
 Class McMorgan ................................................   $150,355,306
 Class Z .......................................................         28,134
                                                                   ------------
                                                                   $150,383,440
                                                                   ============
Shares Outstanding:
 Class McMorgan ................................................     15,178,834
                                                                   ============
 Class Z .......................................................          2,844
                                                                   ============
Net asset value and redemption price per share:
 Class McMorgan ................................................   $       9.91
                                                                   ============
 Class Z .......................................................   $       9.89
                                                                   ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2006

INVESTMENT INCOME:
 Interest ......................................................   $  7,333,617
 Income from securities loaned - net ...........................         12,347
                                                                   ------------
   Total investment income .....................................      7,345,964
                                                                   ------------
Expenses:
 Investment advisory fees (Note F) .............................        570,872
 Administration fees ...........................................         93,455
 Accounting fees ...............................................         60,605
 Legal fees ....................................................         57,306
 Insurance fees ................................................         52,212
 Transfer agent fees ...........................................         48,900
 Trustees fees .................................................         34,212
 Registration expenses .........................................         31,275
 Report to shareholder expense .................................         19,608
 Custodian fees ................................................         18,555
 Auditing fees .................................................         15,500
 12B-1 distribution fees (Class Z) .............................             64
 Miscellaneous expenses ........................................          6,236
                                                                   ------------
   Total expenses ..............................................      1,008,800
 Expenses reimbursed (Note F) ..................................       (193,479)
                                                                   ------------
   Net expenses ................................................        815,321
                                                                   ------------
Net investment income ..........................................      6,530,643
                                                                   ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments ..............................     (3,567,887)
 Net change in unrealized appreciation on investments ..........     (3,732,163)
                                                                   ------------
 Net realized and unrealized loss on investments ...............     (7,300,050)
                                                                   ------------
Decrease in net assets from operations .........................   $   (769,407)
                                                                   ============

See accompanying notes to financial statements.

INTERMEDIATE FIXED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE        FOR THE
                                                     YEAR ENDED    YEAR ENDED
                                                     6/30/2006      6/30/2005
                                                   ------------   ------------
DECREASE IN NET ASSETS:
Operations:
 Net investment income .........................   $  6,530,643   $  5,432,619
 Net realized gain (loss) on investments .......     (3,567,887)       420,585
 Net change in unrealized appreciation/
  (depreciation) on investments.................     (3,732,163)     2,433,572
                                                   ------------   ------------
 Increase (decrease) in net assets .............       (769,407)     8,286,776
                                                   ------------   ------------
Dividends and distributions to shareholders:
 From net investment income:
   Class McMorgan shares........................     (6,172,965)    (5,464,514)
   Class Z shares...............................           (906)       (39,878)
 From capital gains:
   Class McMorgan shares........................       (364,830)      (274,313)
   Class Z shares...............................            (56)        (2,877)
                                                   ------------   ------------
 Total dividends and distributions to
  shareholders..................................     (6,538,757)    (5,781,582)
                                                   ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class McMorgan shares........................     40,592,670     38,005,390
   Class Z shares...............................          5,947        897,702
 Net asset value of shares issued to
  shareholders in reinvestment of dividends and
  distributions:
   Class McMorgan shares........................      6,384,114      5,614,438
   Class Z shares...............................            962         42,753
                                                   ------------   ------------
                                                     46,983,693     44,560,283
 Cost of shares redeemed:
   Class McMorgan shares........................    (52,936,529)   (54,821,916)
   Class Z shares...............................         (2,418)    (2,617,979)
                                                   ------------   ------------
 Decrease in net assets derived from capital
  share transactions............................     (5,955,254)   (12,879,612)
                                                   ------------   ------------
 Total decrease in net assets ..................    (13,263,418)   (10,374,418)
Net Assets:
 Beginning of year .............................    163,646,858    174,021,276
                                                   ------------   ------------
 End of year (including undistributed net
  investment income of $514,803 and $157,351,
  respectively).................................   $150,383,440   $163,646,858
                                                   ============   ============

See accompanying notes to financial statements.

INTERMEDIATE FIXED INCOME FUND                                   MCMORGAN FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                                             CLASS MCMORGAN
                                                                                           YEAR ENDED JUNE 30,
                                                                       ----------------------------------------------------------
                                                                         2006          2005          2004        2003       2002
                                                                       --------      --------      --------    --------   --------
Net asset value, beginning of period ...............................   $  10.36      $  10.22      $  10.93    $  10.46   $  10.50
                                                                       --------      --------      --------    --------   --------
 Income from investment operations:
 Net investment income .............................................       0.40(b)       0.34(b)       0.36        0.49       0.56
 Net realized and unrealized gain (loss) on investments ............      (0.45)         0.16         (0.43)       0.51       0.06
                                                                       --------      --------      --------    --------   --------
   Total from investment operations.................................      (0.05)         0.50         (0.07)       1.00       0.62
                                                                       --------      --------      --------    --------   --------
 Less dividends and distributions:
 From net investment income ........................................      (0.38)        (0.34)        (0.36)      (0.50)     (0.57)
 From capital gains ................................................      (0.02)        (0.02)        (0.28)      (0.03)     (0.09)
                                                                       --------      --------      --------    --------   --------
   Total dividends and distributions................................      (0.40)        (0.36)        (0.64)      (0.53)     (0.66)
                                                                       --------      --------      --------    --------   --------
Net asset value, end of period .....................................   $   9.91      $  10.36      $  10.22    $  10.93   $  10.46
                                                                       ========      ========      ========    ========   ========
Total return .......................................................      (0.43)%        4.93%        (0.64)%      9.79%      5.98%
Ratios/Supplemental Data:
 Net assets, end of period (in 000's) ..............................   $150,355      $163,622      $172,331    $191,682   $164,068
 Ratio of expenses to average net assets before reimbursement of
  expenses by Advisor ..............................................       0.62%         0.60%         0.57%       0.57%      0.53%
 Ratio of expenses to average net assets after reimbursement of
  expenses by Advisor ..............................................       0.50%         0.50%         0.50%       0.50%      0.50%
 Ratio of net investment income to average net assets before
  reimbursement of expenses by Advisor .............................       3.88%         3.14%         3.32%       4.55%      5.19%
 Ratio of net investment income to average net assets after
  reimbursement of expenses by Advisor .............................       4.00%         3.24%         3.39%       4.62%      5.22%
 Portfolio turnover ................................................        262%(c)       286%(c)    225.59%     204.18%     76.07%

See accompanying notes to financial statements.

INTERMEDIATE FIXED INCOME FUND

                                                                                                       CLASS Z
                                                                                                 YEAR ENDED JUNE 30,
                                                                                ------------------------------------------------
                                                                                 2006       2005        2004      2003     2002*
                                                                                ------     ------     -------   -------   ------
Net asset value, beginning of period.........................................   $10.35     $10.21     $ 10.92   $ 10.45   $10.65
                                                                                ------     ------     -------   -------   ------
 Income from investment operations:
 Net investment income.......................................................     0.38(b)    0.34(b)     0.35      0.47     0.44
 Net realized and unrealized gain (loss) on investments......................    (0.46)      0.13       (0.45)     0.50    (0.10)
                                                                                ------     ------     -------   -------   ------
   Total from investment operations..........................................    (0.08)      0.47       (0.10)     0.97     0.34
                                                                                ------     ------     -------   -------   ------
 Less dividends and distributions:
 From net investment income..................................................    (0.36)     (0.31)      (0.33)    (0.47)   (0.45)
 From capital gains..........................................................    (0.02)     (0.02)      (0.28)    (0.03)   (0.09)
                                                                                ------     ------     -------   -------   ------
   Total dividends and distributions.........................................    (0.38)     (0.33)      (0.61)    (0.50)   (0.54)
                                                                                ------     ------     -------   -------   ------
Net asset value, end of period...............................................   $ 9.89     $10.35     $ 10.21   $ 10.92   $10.45
                                                                                ======     ======     =======   =======   ======
Total return.................................................................    (0.78)%     4.67%      (0.91)%    9.53%    3.25%(a)
Ratios/Supplemental Data:
 Net assets, end of period (in 000's)........................................   $   28     $   25     $ 1,690   $ 3,682   $1,987
 Ratio of expenses to average net assets before reimbursement of expenses by
  Advisor....................................................................     0.87%      0.85%       0.82%     0.82%    0.78%+
 Ratio of expenses to average net assets after reimbursement of expenses by
  Advisor....................................................................     0.75%      0.75%       0.75%     0.75%    0.75%+
 Ratio of net investment income to average net assets before reimbursement of
  expenses by Advisor........................................................     3.63%      2.89%       3.07%     4.30%    4.94%+
 Ratio of net investment income to average net assets after reimbursement of
  expenses by Advisor........................................................     3.75%      2.99%       3.14%     4.37%    4.97%+
 Portfolio turnover..........................................................      262%(c)    286%(c)  225.59%   204.18%   76.07%

----------
*    Class Z commenced operations on September 4, 2001.

(a)  Total Return is not annualized.

(b)  Per share data based on average shares outstanding during the year.

(c) The portfolio turnover not including mortgage dollar rolls for the years ended June 30, 2006 and June 30, 2005 is 93% and 199%, respectively.

+    Annualized.

See accompanying notes to financial statements.

FIXED INCOME FUND                                                MCMORGAN FUNDS

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006

FIXED INCOME SECURITIES 97.5%
CORPORATE ASSET-BACKED 0.4%

                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ---------   ----------
Financials - 0.4%
Accredited Mortgage Loan Trust
 Series 2005-2 Class A2A
 5.423%, due 7/25/35 (a)(b) ...........................  $  122,595   $  122,590
Merrill Lynch Mortgage Investors, Inc.
 Series 2005-WMC2 Class A2A
 5.413%, due 4/25/36 (a)(b) ...........................      13,727       13,725
Novastar Home Equity Loan
 Series 2005-2 Class A2A
 5.413%, due 10/25/35 (a)(b) ..........................      83,371       83,372
Soundview Home Equity Loan Trust
 Series 2005-2 Class A1
 5.423%, due 7/25/35 (a)(b) ...........................      17,947       17,947
                                                                      ----------
Total Corporate Asset-Backed
 (Cost $237,639)  .....................................                  237,634
                                                                      ----------
CORPORATE BONDS 33.8%
Consumer Discretionary - 6.4%
AT&T Broadband Corp.
 9.455%, due 11/15/22 .................................     235,000      291,987
Cox Communications, Inc.
 7.125%, due 10/1/12 ..................................     910,000      941,234
DaimlerChrysler North American
 Holdings Corp.
 7.30%, due 1/15/12 ...................................     965,000    1,004,201
Fortune Brands, Inc.
 5.375%, due 1/15/16 ..................................     340,000      314,509
Johnson Controls, Inc.
 5.25%, due 1/15/11 ...................................     395,000      384,926
Office Depot, Inc.
 6.25%, due 8/15/13 ...................................     350,000      347,550
Tele-Communications, Inc.
 9.80%, due 2/1/12 ....................................     340,000      392,224
Time Warner, Inc.
 7.625%, due 4/15/31 ..................................     475,000      511,444
 9.125%, due 1/15/13 ..................................      35,000       40,024
                                                                      ----------
                                                                       4,228,099
                                                                      ----------
Consumer Staples - 1.1%
Diageo Finance B.V.
 5.30%, due 10/28/15 ..................................     385,000      364,031
Kraft Foods, Inc.
 4.00%, due 10/1/08 ...................................     410,000      395,076
                                                                      ----------
                                                                         759,107
                                                                      ----------
Energy - 2.9%
Anadarko Finance Corp.
 6.75%, due 5/1/11 ....................................     565,000      580,545
Dominion Resources, Inc.
 5.15%, due 7/15/15 ...................................     370,000      340,107
Kinder Morgan, Inc.
 6.50%, due 9/1/12 ....................................     225,000      213,794
Pacific Gas & Electric Co.
 4.20%, due 3/1/11 ....................................     430,000      402,099
Progress Energy, Inc.
 7.10%, due 3/1/11 ....................................     375,000      391,182
                                                                      ----------
                                                                       1,927,727
                                                                      ----------
Financials - 18.5%
American General Finance Corp.
 5.375%, due 10/1/12 ..................................  $   75,000   $   72,971
Ameriprise Financial, Inc.
 5.35%, due 11/15/10 ..................................     200,000      196,099
Archstone-Smith Trust
 5.75%, due 3/15/16 ...................................     405,000      391,044
Capital One Bank
 6.50%, due 6/13/13 ...................................     205,000      209,629
Capital One Financial Corp.
 6.25%, due 11/15/13 ..................................     135,000      135,995
Caterpillar Financial Services Corp.
 4.30%, due 6/1/10 ....................................     420,000      399,470
CIT Group Funding Co. of Canada
 4.65%, due 7/1/10 ....................................     335,000      321,223
CIT Group, Inc.
 6.875%, due 11/1/09 ..................................     120,000      123,652
Citigroup, Inc.
 5.625%, due 8/27/12 ..................................   1,050,000    1,037,423
Credit Suisse First Boston USA, Inc.
 5.125%, due 8/15/15 ..................................     460,000      429,933
EOP Operating L.P.
 7.00%, due 7/15/11 ...................................     395,000      410,351
Ford Motor Credit Co.
 6.375%, due 11/5/08 ..................................     200,000      187,067
 7.375%, due 10/28/09 .................................     180,000      166,417
Goldman Sachs Group, Inc. (The)
 5.25%, due 4/1/13 ....................................     515,000      495,521
HSBC Finance Corp.
 5.875%, due 2/1/09 ...................................      60,000       60,369
 6.75%, due 5/15/11 ...................................     650,000      674,273
 7.00%, due 5/15/12 ...................................     155,000      163,111
Jefferies Group, Inc.
 5.50%, due 3/15/16 ...................................     155,000      144,737
 7.75%, due 3/15/12 ...................................     100,000      107,418
JPMorgan Chase & Co.
 5.125%, due 9/15/14 ..................................     425,000      401,434
 5.75%, due 1/2/13 ....................................     225,000      222,721
 7.125%, due 6/15/09 ..................................     225,000      233,063
MBNA America Bank N.A.
 7.125%, due 11/15/12 .................................     275,000      293,554
MBNA Corp.
 7.50%, due 3/15/12 ...................................     240,000      259,611
Merrill Lynch & Co., Inc.
 4.79%, due 8/4/10 ....................................     345,000      333,293
MetLife, Inc.
 5.50%, due 6/15/14 ...................................     125,000      120,697
 6.125%, due 12/1/11 ..................................     300,000      305,149
Residential Capital Corp.
 6.00%, due 2/22/11 ...................................     740,000      717,041
 6.375%, due 6/30/10 ..................................     600,000      591,835
Simon Property Group, L.P.
 4.60%, due 6/15/10 ...................................     185,000      177,292
 5.10%, due 6/15/15 ...................................     205,000      189,463
 6.35%, due 8/28/12 ...................................     160,000      162,341
 6.375%, due 11/15/07 .................................     410,000      411,706

See accompanying notes to financial statements.

                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ----------   -----------
Financials (continued)
SLM Corp.
 5.45%, due 4/25/11 .................................   $  370,000   $   363,598
St. Paul Travelers Cos., Inc. (The)
 6.25%, due 6/20/16 .................................      420,000       418,197
Textron Financial Corp.
 4.125%, due 3/3/08 .................................      740,000       720,966
Wachovia Bank N.A.
 4.80%, due 11/1/14 .................................      735,000       678,739
                                                                     -----------
                                                                      12,327,403
                                                                     -----------
Industrials - 1.2%
International Lease Finance Corp.
 5.75%, due 6/15/11 .................................      395,000       392,098
 5.875%, due 5/1/13 .................................      430,000       426,769
                                                                     -----------
                                                                         818,867
                                                                     -----------
Information Technology - 0.6%
Cisco Systems, Inc.
 5.25%, due 2/22/11 .................................      420,000       412,210
                                                                     -----------
Telecommunication Services - 3.1%
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31 ..................................      215,000       263,595
British Telecommunications PLC
 8.375%, due 12/15/10 ...............................      720,000       790,466
Embarq Corp.
 7.082%, due 6/1/16 .................................      555,000       551,951
Sprint Capital Corp.
 8.75%, due 3/15/32 .................................      370,000       446,184
                                                                     -----------
                                                                       2,052,196
                                                                     -----------
Total Corporate Bonds
 (Cost $23,560,765) .................................                 22,525,609
                                                                     -----------
U.S. GOVERNMENT SECURITIES 50.5%
U.S. GOVERNMENT AGENCY OBLIGATIONS 28.9%
Federal Home Loan Bank - 2.2%
 3.125%, due 11/15/06 ...............................    1,475,000     1,462,657
                                                                     -----------
Federal Home Loan Mortgage Corporation
 (Mortgage Pass-Through Securities) - 3.6%
 5.366%, due 9/1/35 (a) .............................    1,288,757     1,274,647
 5.487%, due 3/1/36 (a) .............................    1,157,652     1,136,103
                                                                     -----------
                                                                       2,410,750
                                                                     -----------
Federal National Mortgage Association - 14.9%
o 4.25%, due 9/15/07 ................................    4,260,000     4,197,834
o 4.375%, due 3/15/13 ...............................    1,625,000     1,522,966
o 4.75%, due 12/15/10 ...............................    4,325,000     4,201,815
                                                                     -----------
                                                                       9,922,615
                                                                     -----------
Federal National Mortgage Association
 (Mortgage Pass-Through Securities) - 8.2%
 6.50%, due 9/1/33 ..................................      806,220       813,573
o 6.50%, due 7/1/36 TBA (c) .........................    4,675,000     4,698,375
                                                                     -----------
                                                                       5,511,948
                                                                     -----------
Total U.S. Government Agency Obligations
 (Cost $19,496,719) .................................                 19,307,970
                                                                     -----------
U.S. TREASURY OBLIGATIONS 21.6%
United States Treasury Bonds - 13.6%
 4.50%, due 2/15/36 (d) .............................   $  675,000   $   605,233
o 5.25%, due 2/15/29 ................................    2,410,000     2,399,456
o 7.50%, due 11/15/16 ...............................    1,985,000     2,347,882
o 8.125%, due 8/15/19 (d) ...........................    2,925,000     3,703,097
                                                                     -----------
                                                                       9,055,668
                                                                     -----------
United States Treasury Note - 1.4%
 4.25%, due 8/15/13 (d) .............................      980,000       929,775
                                                                     -----------
United States Treasury Strips - 1.4%
 (zero coupon), due 8/15/17 .........................    1,670,000       937,672
                                                                     -----------
United States Treasury TII - 5.2%
o 1.875%, due 7/15/13 (e) ...........................    3,608,472     3,466,529
                                                                     -----------
Total U.S. Treasury Obligations
 (Cost $15,150,360) .................................                 14,389,644
                                                                     -----------
Total U.S. Government Securities
 (Cost $34,647,079) .................................                 33,697,614
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS 12.8%
Federal Home Loan Mortgage Corporation - 0.2%
 Series 2478 Class DK
 5.50%, due 2/15/32 .................................       48,269        47,821
 Series 2113 Class QE
 6.00%, due 11/15/27 ................................       83,407        83,447
                                                                     -----------
                                                                         131,268
                                                                     -----------
Financials - 12.6%
Bear Stearns Commercial Mortgage Securities
 Series 2006-T22 Class A4
 5.467%, due 4/12/38 (a) ............................      575,000       562,282
Greenwich Capital Commercial
 Funding Corp.
 Series 2005-GG5 Class A5
 5.224%, due 4/10/37 (a) ............................    1,345,000     1,282,921
 Series 2004-GG1 Class A7
 5.317%, due 6/10/36 (a) ............................      950,000       917,398
GS Mortgage Securities Corp.
o Series 2005-GG4 Class A4
 4.761%, due 7/10/39 (a) ............................    2,200,000     2,031,565
 Series 2004-GG2 Class A6
 5.396%, due 8/10/38 (a) ............................      700,000       677,139
o Merrill Lynch Mortgage Investors, Inc.
 Series 2006-A3 Class 3A1
 5.869%, due 5/25/36 (a) ............................    1,683,808     1,675,093
Residential Accredit Loans, Inc.
 Series 2006-QA1 Class A21
 6.008%, due 1/25/36 (a) ............................    1,240,603     1,237,432
                                                                     -----------
                                                                       8,383,830
                                                                     -----------
Total Collateralized Mortgage Obligations
 (Cost $8,817,289) ..................................                  8,515,098
                                                                     -----------
Total Fixed Income Securities
 (Cost $67,262,772) .................................                 64,975,955
                                                                     -----------

See accompanying notes to financial statements.

                                                                  MCMORGAN FUNDS

                                                       PRINCIPAL
                                                         AMOUNT        VALUE
                                                       ----------   -----------
SHORT-TERM INVESTMENTS 10.2%
Repurchase Agreement - 2.2%
Morgan Stanley & Co.
  5.42%, dated 6/30/06
  due 7/3/06
  Proceeds at Maturity $1,450,735
  (Collateralized by various bonds
  with a Principal Amount of
  $1,705,840 and a Market Value
  of $1,493,181) (f)...............................    $1,450,080   $ 1,450,080
                                                                    -----------
Total Repurchase Agreement
 (Cost $1,450,080) ................................                   1,450,080
                                                                    -----------
Time Deposits - 1.4%
Calyon
 5.265%, due 8/2/06 (f) ...........................       313,106       313,106
Credit Suisse First Boston Corp.
 5.305%, due 7/27/06 (f) ..........................       313,106       313,106
Fortis Bank
 5.26%, due 7/7/06 (f) ............................       313,106       313,106
                                                                    -----------
Total Time Deposits
 (Cost $939,318) ..................................                     939,318
                                                                    -----------
U.S. Government Agency - 6.6%
Federal National Mortgage Association
 (Discount Notes)
 4.931%, due 7/13/06 (b) ..........................       755,000       753,919
 5.29%, due 9/6/06 (b) ............................     3,705,000     3,670,014
                                                                    -----------
Total U.S. Government Agency
 (Cost $4,423,134) ................................                   4,423,933
                                                                    -----------
Total Short-Term Investments
 (Cost $6,812,532) ................................                   6,813,331
                                                                    -----------
Total Investments
 (Cost $74,075,304) (g) ...........................         107.7%   71,789,286
Liabilities in Excess of
  Cash and Other Assets............................          (7.7)   (5,132,520)
                                                       ----------   -----------
Net Assets                                                  100.0%  $66,656,766
                                                       ==========   ===========

o Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

(a)  Floating/variable rate. Rate shown is the rate in effect at June 30, 2006.

(b)  Segregated as collateral for TBAs.

(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at June 30, 2006 is $4,698,375.

(d)  Represents security, or a portion thereof, which is out on loan.

(e) Treasury Inflation Indexed Security - Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(f) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g) Aggregate cost for federal income tax purposes is $74,208,118 and net unrealized depreciation is as follows:

       Gross unrealized appreciation ...........................   $        --
       Gross unrealized depreciation ...........................    (2,418,832)
                                                                   -----------
       Net unrealized depreciation .............................   $(2,418,832)
                                                                   ===========

See accompanying notes to financial statements.

FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006

ASSETS:
 Investment in securities at value
   (cost $74,075,304) including $2,334,525
   market value of securities loaned ............................   $71,789,286
 Cash-interest bearing accounts .................................       428,378
 Receivable for securities sold .................................     2,830,583
 Receivable for fund shares sold ................................       864,549
 Interest receivable ............................................       719,296
 Other assets ...................................................        33,518
                                                                    -----------
    Total assets ................................................    76,665,610
                                                                    -----------
LIABILITIES:
 Payable for securities purchased ...............................     7,528,136
 Securities lending collateral ..................................     2,389,398
 Payable for fund shares redeemed ...............................        41,302
 Payable to Advisor, net ........................................        18,595
 Legal fees payable .............................................         7,249
 12B-1 fees payable .............................................         6,079
 Transfer agent fees payable ....................................         5,866
 Accounting fees payable ........................................         3,834
 Administration fees payable ....................................         3,766
 Custodian fees payable .........................................         3,755
 Trustees fees payable ..........................................           415
 Accrued expenses ...............................................           449
                                                                    -----------
    Total liabilities ...........................................    10,008,844
                                                                    -----------
Net Assets ......................................................   $66,656,766
                                                                    ===========
NET ASSETS CONSIST OF:
 Capital paid-in ................................................   $69,990,356
 Accumulated undistributed net investment income ................       248,475
 Accumulated net realized loss on investments ...................    (1,296,047)
 Net unrealized depreciation on investments .....................    (2,286,018)
                                                                    -----------
                                                                    $66,656,766
                                                                    ===========
Net Assets:
 Class McMorgan .................................................   $37,155,888
 Class Z ........................................................    29,498,791
 Class R1 .......................................................         1,047
 Class R2 .......................................................         1,040
                                                                    -----------
                                                                    $66,656,766
                                                                    ===========
Shares Outstanding:
 Class McMorgan .................................................     3,541,892
                                                                    ===========
 Class Z ........................................................     2,811,511
                                                                    ===========
 Class R1 .......................................................           100
                                                                    ===========
 Class R2 .......................................................            99
                                                                    ===========
Net asset value and redemption price per share:
 Class McMorgan .................................................   $     10.49
                                                                    ===========
 Class Z ........................................................   $     10.49
                                                                    ===========
 Class R1 .......................................................   $     10.49
                                                                    ===========
 Class R2 .......................................................   $     10.48
                                                                    ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2006

INVESTMENT INCOME:
 Interest .......................................................   $ 3,180,291
 Income from securities loaned - net ............................         3,339
                                                                    -----------
    Total investment income .....................................     3,183,630
                                                                    -----------
Expenses:
 Investment advisory fees (Note F) ..............................       233,478
 12B-1 distribution fees (Class Z) ..............................        73,302
 12B-1 distribution fees (Class R2) .............................             3
 Registration expenses ..........................................        56,511
 Accounting fees ................................................        46,277
 Administration fees ............................................        45,391
 Transfer agent fees ............................................        45,239
 Legal fees .....................................................        23,151
 Insurance fees .................................................        21,848
 Custodian fees .................................................        15,604
 Auditing fees ..................................................        14,500
 Trustees fees ..................................................        13,765
 Report to shareholder expense ..................................         9,456
 Miscellaneous expenses .........................................         6,362
                                                                    -----------
    Total expenses ..............................................       604,887
 Expenses reimbursed (Note F) ...................................      (198,017)
                                                                    -----------
    Net expenses ................................................       406,870
                                                                    -----------
Net investment income ...........................................     2,776,760
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments ...............................    (1,254,533)
 Net change in unrealized appreciation
   on investments ...............................................    (2,886,123)
                                                                    -----------
 Net realized and unrealized loss on investments ................    (4,140,656)
                                                                    -----------
Decrease in net assets from operations ..........................   $(1,363,896)
                                                                    ===========

See accompanying notes to financial statements.

FIXED INCOME FUND                                                MCMORGAN FUNDS

STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED
                                                      6/30/2006       6/30/2005
                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ...........................   $  2,776,760   $  2,238,098
 Net realized gain (loss) on investments .........     (1,254,533)       934,900
 Net change in unrealized appreciation on
  investments ....................................     (2,886,123)     1,475,090
                                                     ------------   ------------
 Increase (decrease) in net assets ...............     (1,363,896)     4,648,088
                                                     ------------   ------------

Dividends and distributions to shareholders:
 From net investment income:
   Class McMorgan shares..........................     (1,503,022)    (1,331,359)
   Class Z shares.................................     (1,111,638)      (912,135)
   Class R1 shares................................            (42)           (38)
   Class R2 shares................................            (39)           (35)
 From capital gains:
   Class McMorgan shares..........................       (180,169)      (324,543)
   Class Z shares.................................       (143,849)      (239,557)
   Class R1 shares................................             (5)           (10)
   Class R2 shares................................             (5)           (10)
                                                     ------------   ------------
 Total dividends and distributions to
   shareholders ..................................     (2,938,769)    (2,807,687)
                                                     ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class McMorgan shares..........................     19,483,520      7,074,115
   Class Z shares.................................      6,260,344      7,426,819
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class McMorgan shares..........................      1,675,943      1,649,321
   Class Z shares.................................      1,255,445      1,151,646
   Class R1 shares................................             47             46
   Class R2 shares................................             44             43
                                                     ------------   ------------
                                                       28,675,343     17,301,990
 Cost of shares redeemed:
   Class McMorgan shares..........................    (15,803,182)   (14,091,415)
   Class Z shares.................................     (5,278,292)    (5,861,494)
   Class R1 shares................................            (75)            --
   Class R2 shares................................            (75)            --
                                                     ------------   ------------
 Increase (decrease) in net assets derived from
 capital share transactions ......................      7,593,719     (2,650,919)
                                                     ------------   ------------
 Total increase (decrease) in net assets .........      3,291,054       (810,518)

Net Assets:
 Beginning of year ...............................     63,365,712     64,176,230
                                                     ------------   ------------
 End of year (including undistributed net
   investment income of $248,475 and $86,421,
   respectively) .................................   $ 66,656,766   $ 63,365,712
                                                     ============   ============

See accompanying notes to financial statements.

FIXED INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                                       CLASS MCMORGAN
                                                                                    YEAR ENDED JUNE 30,
                                                                  ------------------------------------------------------
                                                                    2006        2005          2004       2003     2002
                                                                  -------      -------      -------    -------   -------
Net asset value, beginning of period ..........................   $ 11.19      $ 10.88      $ 11.71    $ 10.86   $ 10.74
                                                                  -------      -------      -------    -------   -------
 Income from investment operations:
 Net investment income ........................................      0.46         0.40         0.46       0.53      0.60
 Net realized and unrealized gain (loss) on investments .......     (0.67)        0.40        (0.61)      0.86      0.12
                                                                  -------      -------      -------    -------   -------
   Total from investment operations............................     (0.21)        0.80        (0.15)      1.39      0.72
                                                                  -------      -------      -------    -------   -------
 Less dividends and distributions:
 From net investment income ...................................     (0.44)       (0.39)       (0.46)     (0.54)    (0.60)
 From capital gains ...........................................     (0.05)       (0.10)       (0.22)        --        --
                                                                  -------      -------      -------    -------   -------
   Total dividends and distributions...........................     (0.49)       (0.49)       (0.68)     (0.54)    (0.60)
                                                                  -------      -------      -------    -------   -------
Net asset value, end of period ................................   $ 10.49      $ 11.19      $ 10.88    $ 11.71   $ 10.86
                                                                  =======      =======      =======    =======   =======
Total return ..................................................     (1.90)%       7.42%       (1.29)%    13.06%     6.81%
Ratios/Supplemental Data:
 Net assets, end of period (in 000's) .........................   $37,156      $34,203      $38,484    $39,753   $29,292
 Ratio of expenses to average net assets before reimbursement
   of expenses by Advisor......................................      0.80%        0.79%        0.77%      0.83%     0.89%
 Ratio of expenses to average net assets after reimbursement of
   expenses by Advisor.........................................      0.50%        0.50%        0.50%      0.50%     0.50%
 Ratio of net investment income to average net assets before
   reimbursement of expenses by Advisor........................      3.97%        3.18%        3.82%      4.41%     4.87%
 Ratio of net investment income to average net assets after
   reimbursement of expenses by Advisor........................      4.27%        3.47%        4.09%      4.74%     5.27%
 Portfolio turnover ...........................................       287%(b)      347%(b)   231.21%    142.48%    94.80%

See accompanying notes to financial statements.

                                                                  MCMORGAN FUNDS

                                                                                          CLASS Z
                                                                                    YEAR ENDED JUNE 30,
                                                                  -----------------------------------------------------
                                                                    2006        2005          2004       2003     2002
                                                                  -------      -------      -------    -------   ------
Net asset value, beginning of period ..........................   $ 11.20      $ 10.88      $ 11.71    $ 10.86   $10.74
                                                                  -------      -------      -------    -------   ------
 Income from investment operations:
 Net investment income ........................................      0.43         0.35         0.42       0.52     0.55
 Net realized and unrealized gain (loss) on investments .......     (0.68)        0.43        (0.60)      0.84     0.14
                                                                  -------      -------      -------    -------   ------
   Total from investment operations............................     (0.25)        0.78        (0.18)      1.36     0.69
                                                                  -------      -------      -------    -------   ------
 Less dividends and distributions:
 From net investment income ...................................     (0.41)       (0.36)       (0.43)     (0.51)   (0.57)
 From capital gains ...........................................     (0.05)       (0.10)       (0.22)        --       --
                                                                  -------      -------      -------    -------   ------
   Total dividends and distributions...........................     (0.46)       (0.46)       (0.65)     (0.51)   (0.57)
                                                                  -------      -------      -------    -------   ------
Net asset value, end of period ................................   $ 10.49      $ 11.20      $ 10.88    $ 11.71   $10.86
                                                                  =======      =======      =======    =======   ======
Total return ..................................................     (2.24)%       7.26%       (1.53)%    12.80%    6.55%
Ratios/Supplemental Data
 Net assets, end of period (in 000's) .........................   $29,499      $29,161      $25,690    $15,646   $3,114
 Ratio of expenses to average net assets before reimbursement
   of expenses by Advisor......................................      1.05%        1.04%        1.02%      1.08%    1.14%
 Ratio of expenses to average net assets after reimbursement of
   expenses by Advisor.........................................      0.75%        0.75%        0.75%      0.75%    0.75%
 Ratio of net investment income to average net assets before
   reimbursement of expenses by Advisor........................      3.72%        2.93%        3.57%      4.16%    4.62%
 Ratio of net investment income to average net assets after
   reimbursement of expenses by Advisor........................      4.02%        3.22%        3.84%      4.49%    5.02%
 Portfolio turnover ...........................................       287%(b)      347%(b)   231.21%    142.48%   94.80%

See accompanying notes to financial statements.

FIXED INCOME FUND

                                                                              CLASS R1
                                                                        YEAR ENDED JUNE 30,
                                                                  -------------------------------
                                                                   2006        2005        2004*
                                                                  -------------------------------
Net asset value, beginning of period ..........................   $11.20      $10.88      $ 11.11
                                                                  ------      ------      -------
 Income from investment operations:
 Net investment income ........................................     0.45        0.39         0.20
 Net realized and unrealized gain (loss) on investments .......    (0.68)       0.41        (0.24)
                                                                  ------      ------      -------
   Total from investment operations............................    (0.23)       0.80        (0.04)
                                                                  ------      ------      -------
 Less dividends and distributions:
 From net investment income ...................................    (0.43)      (0.38)       (0.19)
 From capital gains ...........................................    (0.05)      (0.10)          --
                                                                  ------      ------      -------
   Total dividends and distributions...........................    (0.48)      (0.48)       (0.19)
                                                                  ------      ------      -------
Net asset value, end of period ................................   $10.49      $11.20      $ 10.88
                                                                  ======      ======      =======
Total return ..................................................    (2.08)%      7.42%       (0.42)%(a)
Ratios/Supplemental Data
 Net assets, end of period (in 000's) .........................   $    1      $    1      $     1
 Ratio of expenses to average net assets before reimbursement
   of expenses by Advisor......................................     0.90%       0.81%        0.87%+
 Ratio of expenses to average net assets after reimbursement of
   expenses by Advisor.........................................     0.60%       0.50%        0.60%+
 Ratio of net investment income to average net assets before
   reimbursement of expenses by Advisor........................     3.87%       3.06%        3.72%+
 Ratio of net investment income to average net assets after
   reimbursement of expenses by Advisor........................     4.17%       3.36%        3.99%+
 Portfolio turnover ...........................................      287%(b)     347%(b)   231.21%

See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS

                                                                             CLASS R2
                                                                       YEAR ENDED JUNE 30,
                                                                  -------------------------------
                                                                   2006        2005        2004*
                                                                  -------------------------------
Net asset value, beginning of period ..........................   $11.18      $10.88      $ 11.11
                                                                  ------      ------      -------
 Income from investment operations:
 Net investment income ........................................     0.42        0.34         0.18
 Net realized and unrealized gain (loss) on investments .......    (0.67)       0.41        (0.24)
                                                                  ------      ------      -------
   Total from investment operations............................    (0.25)       0.75        (0.06)
                                                                  ------      ------      -------
 Less dividends and distributions:
 From net investment income ...................................    (0.40)      (0.35)       (0.17)
 From capital gains ...........................................    (0.05)      (0.10)          --
                                                                  ------      ------      -------
   Total dividends and distributions...........................    (0.45)      (0.45)       (0.17)
                                                                  ------      ------      -------
Net asset value, end of period ................................   $10.48      $11.18      $ 10.88
                                                                  ======      ======      =======
Total return ..................................................    (2.24)%      6.97%       (0.58)%(a)
Ratios/Supplemental Data
 Net assets, end of period (in 000's) .........................   $    1      $    1      $     1
 Ratio of expenses to average net assets before reimbursement
   of expenses by Advisor......................................     1.15%       1.06%        1.12%+
 Ratio of expenses to average net assets after reimbursement of
   expenses by Advisor.........................................     0.85%       0.75%        0.85%+
 Ratio of net investment income to average net assets before
   reimbursement of expenses by Advisor........................     3.62%       2.73%        3.47%+
 Ratio of net investment income to average net assets after
   reimbursement of expenses by Advisor........................     3.92%       3.03%        3.74%+
 Portfolio turnover ...........................................      287%(b)     347%(b)   231.21%

----------
*    Class R1 and R2 commenced operations on January 2, 2004.

(a)  Total return in not annualized.

(b) The portfolio turnover not including mortgage dollar rolls for the years ended June 30, 2006 and 2005 is 96% and 216%, respectively.

+    Annualized.

See accompanying notes to financial statements.

HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006

LONG-TERM BONDS 95.0%
CORPORATE BONDS 88.0%

                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                         ----------   ----------
Advertising - 0.4%
R.H. Donnelley Corp.
   8.875%, due 1/15/16 (a) ...........................   $  635,000   $  640,556
                                                                      ----------
Aerospace & Defense - 1.3%
BE Aerospace, Inc.
   Series B
   8.875%, due 5/1/11 ................................      635,000      657,225
DRS Technologies, Inc.
   7.625%, due 2/1/18 ................................      629,000      625,855
Moog, Inc.
   6.25%, due 1/15/15 ................................      330,000      310,200
TransDigm, Inc.
   7.75%, due 7/15/14 (a) ............................      450,000      447,750
                                                                      ----------
                                                                       2,041,030
                                                                      ----------
Airlines - 0.2%
American Airlines, Inc.
   Class A
   7.25%, due 2/5/09 .................................      350,000      350,000
                                                                      ----------
Auto Components - 1.8%
Accuride Corp.
   8.50%, due 2/1/15 .................................      396,000      380,160
Commercial Vehicle Group, Inc.
   8.00%, due 7/1/13 .................................      385,000      368,637
Cooper Standard Automotive, Inc.
   8.375%, due 12/15/14 (b) ..........................      495,000      390,431
Lear Corp.
   8.11%, due 5/15/09 (b) ............................      380,000      370,500
Rexnord Corp.
   10.125%, due 12/15/12 .............................      750,000      830,505
Sunstate Equipment Co. LLC
   10.50%, due 4/1/13 (a) ............................      350,000      360,500
                                                                      ----------
                                                                       2,700,733
                                                                      ----------
Auto Manufacturers - 0.1%
General Motors Corp.
   8.375%, due 7/15/33 (b) ...........................      230,000      185,150
                                                                      ----------
Beverages - 0.4%
Le-Natures, Inc.
   10.00%, due 6/15/13 (a) ...........................      575,000      605,906
                                                                      ----------
Building Materials & Components - 0.6%
Ahern Rentals, Inc.
   9.25%, due 8/15/13 ................................      475,000      479,750
Goodman Global Holding Co., Inc.
   8.329%, due 6/15/12 (c) ...........................      495,000      496,237
                                                                      ----------
                                                                         975,987
                                                                      ----------
Building Products - 2.7%
Building Materials Corp. of America
   Series B
   8.00%, due 10/15/07 ...............................   $  200,000   $  201,000
   8.00%, due 12/1/08 ................................      290,000      292,175
Covalence Specialty Materials Corp.
   10.25%, due 3/1/16 (a) ............................      540,000      518,400
Da-Lite Screen Co., Inc.
   9.50%, due 5/15/11 ................................      545,000      577,700
ERICO International Corp.
   8.875%, due 3/1/12 ................................      800,000      818,000
KI Holdings, Inc.
   (zero coupon), due 11/15/14
   9.875%, beginning 11/15/09 ........................      375,000      268,125
Nortek, Inc.
   8.50%, due 9/1/14 .................................      616,000      595,980
NTK Holdings, Inc.
   (zero coupon), due 3/1/14 .........................      418,000      302,527
Ply Gem Industries, Inc.
   9.00%, due 2/15/12 ................................      620,000      564,200
                                                                      ----------
                                                                       4,138,107
                                                                      ----------
Capital Markets - 3.8%
o TRAINS HY-2006-1
   7.548%, due 5/1/16 (a)(b)(d) ......................    6,000,000    5,880,000
                                                                      ----------
Chemicals - 3.3%
BCI U.S. Finance Corp.
   10.577%, due 7/15/10 (a)(c) .......................      470,000      479,400
Compression Polymers Corp.
   10.50%, due 7/1/13 (a) ............................      413,000      421,260
Huntsman International LLC
   8.125%, due 1/1/15 (a) ............................      530,000      496,875
   9.875%, due 3/1/09 ................................      425,000      442,000
Innophos, Inc.
   8.875%, due 8/15/14 ...............................      275,000      270,875
Invista
   9.25%, due 5/1/12 (a) .............................      760,000      798,000
MacDermid, Inc.
   9.125%, due 7/15/11 ...............................      425,000      444,125
PQ Corp.
   7.50%, due 2/15/13 ................................      715,000      672,100
Rockwood Specialties Group, Inc.
   7.50%, due 11/15/14 ...............................      265,000      259,700
   10.625%, due 5/15/11 ..............................      259,000      276,806
Westlake Chemical Corp.
   6.625%, due 1/15/16 ...............................      550,000      508,062
                                                                      ----------
                                                                       5,069,203
                                                                      ----------
Coal - 0.3%
International Coal Group, Inc.
   10.25%, due 7/15/14 (a) ...........................      380,000      379,525
                                                                      ----------
Commercial Banks - 1.0%
UGS Capital Corp. II
   10.38%, due 6/1/11 (a)(c)(e) ......................      800,000      792,000
UGS Corp.
   10.00%, due 6/1/12 ................................      635,000      682,625
                                                                      ----------
                                                                       1,474,625
                                                                      ----------

See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS

                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                         ----------   ----------
Commercial Services & Supplies - 4.8%
Allied Waste North America
   7.875%, due 4/15/13 ...............................   $1,090,000   $1,090,000
American Color Graphics, Inc.
   10.00%, due 6/15/10 ...............................      150,000      106,875
Avis Budget Car Rental LLC
   7.576%, due 5/15/14 (a)(c) ........................      385,000      384,037
Cardtronics, Inc.
   9.50%, due 8/15/13 (a) ............................      810,000      797,850
Geo Group, Inc. (The)
   8.25%, due 7/15/13 ................................      590,000      590,000
Hertz Corp.
   8.875%, due 1/1/14 (a) ............................      725,000      743,125
Insurance Auto Auctions, Inc.
   11.00%, due 4/1/13 ................................      575,000      566,375
Mac-Gray Corp.
   7.625%, due 8/15/15 ...............................      622,000      628,220
Mobile Mini, Inc.
   9.50%, due 7/1/13 .................................      403,000      431,210
United Rentals North America, Inc.
   6.50%, due 2/15/12 ................................      580,000      548,100
Waste Services, Inc.
   9.50%, due 4/15/14 ................................      710,000      717,100
WCA Waste Corp.
   9.25%, due 6/15/14 (a) ............................      810,000      818,100
                                                                      ----------
                                                                       7,420,992
                                                                      ----------
Construction Materials - 0.4%
Texas Industries, Inc.
   7.25%, due 7/15/13 ................................      120,000      118,800
U.S. Concrete, Inc.
   8.375%, due 4/1/14 ................................      500,000      505,000
                                                                      ----------
                                                                         623,800
                                                                      ----------
Containers & Packaging - 2.1%
AEP Industries, Inc.
   7.875%, due 3/15/13 ...............................      175,000      175,437
Berry Plastics Corp.
   10.75%, due 7/15/12 ...............................      410,000      443,825
Crown Americas, Inc.
   7.625%, due 11/15/13 (a) ..........................      515,000      505,987
Graham Packaging Co., Inc.
   8.50%, due 10/15/12 ...............................      195,000      191,100
   9.875%, due 10/15/14 (b) ..........................      265,000      262,350
Owens-Brockway Glass Container, Inc.
   7.75%, due 5/15/11 ................................      847,000      853,352
Plastipak Holdings, Inc.
   8.50%, due 12/15/15 (a) ...........................      360,000      360,000
Pregis Corp.
   12.375%, due 10/15/13 (a) .........................      365,000      379,600
                                                                      ----------
                                                                       3,171,651
                                                                      ----------
Diversified Financial Services - 4.3%
Altra Industrial Motion, Inc.
   9.00%, due 12/1/11 ................................   $  500,000   $  502,500
BCP Crystal U.S. Holdings Corp.
   9.625%, due 6/15/14 ...............................       80,000       86,800
CCM Merger, Inc.
   8.00%, due 8/1/13 (a) .............................      591,000      558,495
Cellu Tissue Holdings, Inc.
   9.75%, due 3/15/10 ................................      355,000      346,125
Couche-Tard U.S. L.P.
   7.50%, due 12/15/13 ...............................      530,000      527,350
General Motors Acceptance Corp.
   6.125%, due 8/28/07 ...............................      475,000      470,032
   o 6.875%, due 9/15/11 .............................    1,270,000    1,211,783
Global Cash Access LLC
   8.75%, due 3/15/12 ................................      296,000      311,910
Innophos Investments Holdings, Inc.
   13.17%, due 2/15/15 (c)(e) ........................      319,639      320,039
JOSTENS IH Corp.
   7.625%, due 10/1/12 ...............................      725,000      703,250
KRATON Polymers LLC/KRATON
   Polymers Capital Corp.
   8.125%, due 1/15/14 ...............................      210,000      208,425
Nalco Finance Holdings, Inc.
   (zero coupon), due 2/1/14
   9.00%, beginning 2/1/09 (b) .......................      430,000      322,500
Rainbow National Services LLC
   8.75%, due 9/1/12 (a) .............................      195,000      204,750
   10.375%, due 9/1/14 (a) ...........................      310,000      343,325
Southern Star Central Corp.
   6.75%, due 3/1/16 (a) .............................      220,000      211,200
Standard Aero Holdings, Inc.
   8.25%, due 9/1/14 .................................      377,000      335,530
                                                                      ----------
                                                                       6,664,014
                                                                      ----------
Diversified Telecommunication Services - 1.7%
Cincinnati Bell, Inc.
   8.375%, due 1/15/14 ...............................      585,000      576,225
GCI, Inc.
   7.25%, due 2/15/14 ................................      650,000      627,250
Qwest Capital Funding, Inc.
   6.875%, due 7/15/28 ...............................      925,000      797,812
Time Warner Telecommunications
   Holdings, Inc.
   9.25%, due 2/15/14 ................................      635,000      650,875
                                                                      ----------
                                                                       2,652,162
                                                                      ----------
Electric Utilities - 2.3%
CMS Energy Corp.
   8.50%, due 4/15/11 ................................    1,040,000    1,084,200
Mirant North America LLC
   7.375%, due 12/31/13 (a) ..........................      662,000      638,830
o Sierra Pacific Power Co.
   6.25%, due 4/15/12 ................................    1,185,000    1,164,644
Sierra Pacific Resources
   6.75%, due 8/15/17 ................................      700,000      661,375
                                                                      ----------
                                                                       3,549,049
                                                                      ----------

See accompanying notes to financial statements.

                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                         ----------   ----------
Electronic Equipment & Instruments - 0.6%
Itron, Inc.
   7.75%, due 5/15/12 ................................   $  705,000   $  719,100
Sanmina-SCI Corp.
   6.75%, due 3/1/13 (b) .............................      275,000      256,437
                                                                      ----------
                                                                         975,537
                                                                      ----------
Energy Equipment & Services - 0.7%
Newpark Resources, Inc.
   8.625%, due 12/15/07 ..............................      575,000      575,000
Pride International, Inc.
   7.375%, due 7/15/14 ...............................      430,000      432,150
                                                                      ----------
                                                                       1,007,150
                                                                      ----------
Food & Staples Retailing - 0.2%
Stater Brothers Holdings, Inc.
   8.125%, due 6/15/12 ...............................      370,000      365,375
                                                                      ----------
Food Products - 1.1%
Del Monte Corp.
   8.625%, due 12/15/12 ..............................      380,000      391,400
Pinnacle Foods Holding Corp.
   8.25%, due 12/1/13 ................................      625,000      614,062
Reddy Ice Holdings, Inc.
   (zero coupon), due 11/1/12
   10.50%, beginning 11/1/08 .........................      865,000      696,325
                                                                      ----------
                                                                       1,701,787
                                                                      ----------
Gas Utilities - 0.7%
ANR Pipeline, Inc.
   8.875%, due 3/15/10 ...............................      620,000      654,877
Ferrellgas Partners L.P.
   6.75%, due 5/1/14 .................................      475,000      450,062
                                                                      ----------
                                                                       1,104,939
                                                                      ----------
Health Care Equipment & Supplies - 1.0%
Fisher Scientific International, Inc.
   6.125%, due 7/1/15 ................................      375,000      361,406
Fresenius Medical Capital Trust IV
   7.875%, due 6/15/11 ...............................      325,000      328,250
Hanger Orthopedic Group, Inc.
   10.25%, due 6/1/14 (a) ............................      295,000      292,050
Norcross Safety Products LLC
   Series B
   9.875%, due 8/15/11 ...............................      400,000      415,000
Safety Products Holdings, Inc.
   Series B
   11.75%, due 1/1/12 (e) ............................      145,453      151,271
                                                                      ----------
                                                                       1,547,977
                                                                      ----------
Health Care Providers & Services - 4.2%
Concentra Operating Corp.
   9.125%, due 6/1/12 ................................      450,000      465,750
   9.50%, due 8/15/10 ................................      275,000      284,625
DaVita, Inc.
   7.25%, due 3/15/15 ................................      350,000      336,000
HCA, Inc.
   5.75%, due 3/15/14 ................................      835,000      746,649
   6.375%, due 1/15/15 ...............................      720,000      667,115
IASIS Healthcare LLC
   8.75%, due 6/15/14 ................................      530,000      519,400
Res-Care, Inc.
   7.75%, due 10/15/13 ...............................   $  589,000   $  584,582
Service Corp. International
   7.00%, due 6/15/17 (a) ............................      865,000      808,775
Tenet Healthcare Corp.
   6.50%, due 6/1/12 .................................      150,000      132,375
   9.25%, due 2/1/15 (a) .............................      600,000      589,500
   9.875%, due 7/1/14 ................................      150,000      150,000
Triad Hospitals, Inc.
   7.00%, due 11/15/13 ...............................      200,000      194,500
Vanguard Health Holding Co. II
   9.00%, due 10/1/14 ................................      325,000      324,187
VWR International, Inc.
   6.875%, due 4/15/12 ...............................      240,000      229,200
   8.00%, due 4/15/14 ................................      370,000      359,362
                                                                      ----------
                                                                       6,392,020
                                                                      ----------
Hotels, Restaurants & Leisure - 7.5%
American Casino & Entertainment
   Properties LLC
   7.85%, due 2/1/12 .................................      540,000      541,350
Boyd Gaming Corp.
   7.125%, due 2/1/16 ................................      199,000      192,284
Herbst Gaming, Inc.
   8.125%, due 6/1/12 ................................      620,000      624,650
Inn of the Mountain Gods Resort & Casino
   12.00%, due 11/15/10 ..............................      515,000      547,187
Isle of Capri Casinos, Inc.
   7.00%, due 3/1/14 .................................      225,000      212,344
   9.00%, due 3/15/12 ................................      400,000      417,500
Majestic Star Casino LLC/ Majestic Star
   Casino Capital Corp. II
   9.75%, due 1/15/11 (a)(b) .........................      786,000      787,965
Mandalay Resort Group
   6.375%, due 12/15/11 ..............................      530,000      504,162
MGM Mirage
   5.875%, due 2/27/14 ...............................      500,000      448,125
Mohegan Tribal Gaming Authority
   6.125%, due 2/15/13 ...............................      440,000      414,150
   7.125%, due 8/15/14 ...............................      300,000      290,250
Pinnacle Entertainment, Inc.
   8.75%, due 10/1/13 ................................      460,000      479,550
Pokagon Gaming Authority
   10.375%, due 6/15/14 (a) ..........................      440,000      454,850
San Pasqual Casino
   8.00%, due 9/15/13 (a) ............................      525,000      523,688
Scientific Games Corp.
   6.25%, due 12/15/12 ...............................      575,000      537,625
Seneca Gaming Corp.
   7.25%, due 5/1/12 .................................      450,000      435,938
Six Flags, Inc.
   8.875%, due 2/1/10 (b) ............................      140,000      133,000
   9.75%, due 4/15/13 (b) ............................      160,000      147,000
Station Casinos, Inc.
   6.50%, due 2/1/14 .................................      650,000      604,500
   6.875%, due 3/1/16 ................................      720,000      671,400
Town Sports International, Inc.
   9.625%, due 4/15/11 ...............................      257,000      265,353

See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ----------   -----------
Hotels, Restaurants & Leisure (continued)
Tunica-Biloxi Gaming Authority
   9.00%, due 11/15/15 (a) ...........................  $  393,000   $   402,825
Turning Stone Casino Resort Enterprise
   9.125%, due 12/15/10 (a) ..........................     245,000       247,450
Vail Resorts, Inc.
   6.75%, due 2/15/14 ................................     370,000       351,500
Worldspan, L.P./WS Financing Corp.
   11.42%, due 2/15/11 (b)(c) ........................     760,000       746,700
Wynn Las Vegas LLC
   6.625%, due 12/1/14 ...............................     575,000       541,938
                                                                     -----------
                                                                      11,523,284
                                                                     -----------
Household Durables - 4.4%
ALH Finance LLC
   8.50%, due 1/15/13 (b) ...........................      750,000       723,750
American Greetings Corp.
   7.375%, due 6/1/16 ...............................      660,000       663,300
Beazer Homes USA, Inc.
   6.50%, due 11/15/13 ..............................      390,000       352,950
K. Hovnanian Enterprises, Inc.
   8.875%, due 4/1/12 ...............................      425,000       422,875
KB Home
   5.75%, due 2/1/14 ................................      925,000       813,285
Meritage Homes Corp.
   6.25%, due 3/15/15 ...............................      885,000       745,613
Norcraft Holdings L.P.
   (zero coupon), due 9/1/12
   9.75%, beginning 9/1/08 ..........................      490,000       396,900
Sealy Mattress Co.
   8.25%, due 6/15/14 ...............................      575,000       575,000
Simmons Co.
   7.875%, due 1/15/14 (b) ..........................      410,000       383,350
   (zero coupon), due 12/15/14
   10.00%, beginning 12/15/09 .......................      580,000       385,700
Stanley-Martin Communities LLC
   9.75%, due 8/15/15 ...............................      741,000       633,555
Tempur-Pedic, Inc./Tempur Production
   USA, Inc.
   10.25%, due 8/15/10 ..............................      675,000       712,125
                                                                     -----------
                                                                       6,808,403
                                                                     -----------
Household Products - 1.0%
Johnsondiversey Holdings, Inc.
   (zero coupon), due 5/15/13
   10.67%, beginning 5/15/07 ........................      571,000       485,350
Johnsondiversey, Inc.
   Series B
   9.625%, due 5/15/12 ..............................      479,000       476,605
Spectrum Brands, Inc.
   7.375%, due 2/1/15 ...............................      726,000       589,875
                                                                     -----------
                                                                       1,551,830
                                                                     -----------
Iron & Steel - 0.3%
Chaparral Steel Co.
   10.00%, due 7/15/13 ..............................      378,000       412,020
                                                                     -----------
IT Services - 0.9%
Activant Solutions, Inc.
   9.50%, due 5/1/16 (a) ............................   $  385,000   $   372,488
Iron Mountain, Inc.
   8.625%, due 4/1/13 ...............................      530,000       530,000
Sungard Data Systems, Inc.
   9.125%, due 8/15/13 (a) ..........................      515,000       534,313
                                                                     -----------
                                                                       1,436,801
                                                                     -----------
Leisure Equipment & Products - 0.9%
Leslie's Poolmart
   7.75%, due 2/1/13 ................................      655,000       635,350
True Temper Sports, Inc.
   8.375%, due 9/15/11 ..............................      750,000       682,500
                                                                     -----------
                                                                       1,317,850
                                                                     -----------
Machinery - 1.3%
Columbus McKinnon Corp.
   8.875%, due 11/1/13 ..............................      927,000       945,540
Gardner Denver, Inc.
   8.00%, due 5/1/13 ................................      445,000       467,250
Mueller Group, Inc.
   10.00%, due 5/1/12 ...............................      135,000       145,125
Mueller Holdings, Inc.
   (zero coupon), due 4/15/14
   14.75%, beginning 4/15/09 ........................      425,000       357,000
                                                                     -----------
                                                                       1,914,915
                                                                     -----------
Machinery & Engineering - 0.3%
Douglas Dynamics LLC
   7.75%, due 1/15/12 (a) ...........................      500,000       475,000
                                                                     -----------
Media - 8.6%
Adelphia Communications Corp.
   10.875%, due 10/1/10 (f) .........................      635,000       346,075
Affinity Group, Inc.
   9.00%, due 2/15/12 ...............................      450,000       447,750
   10.875%, due 2/15/12 (e) .........................      263,827       257,231
AMC Entertainment, Inc.
   9.42%, due 8/15/10 (c) ...........................      223,000       229,690
CBD Media Holdings
   9.25%, due 7/15/12 ...............................      675,000       671,625
   o CCH I LLC
   11.00%, due 10/1/15 ..............................    1,411,000     1,234,625
Charter Communications Operation LLC
   8.00%, due 4/30/12 (a) ...........................      200,000       199,000
CSC Holdings, Inc.
   6.75%, due 4/15/12 (a) ...........................      400,000       386,000
   7.625%, due 7/15/18 ..............................      635,000       628,650
Dex Media, Inc.
   8.00%, due 11/15/13 ..............................      395,000       396,975
   (zero coupon), due 11/15/13
   9.00%, beginning 11/15/08 ........................      560,000       471,800
DirectTV Holdings, Inc.
   8.375%, due 3/15/13 ..............................      525,000       549,938
Echostar DBS Corp.
   5.75%, due 10/1/08 ...............................      630,000       615,825
Houghton Mifflin Co.
   (zero coupon), due 10/15/13
   11.50%, beginning 10/15/08 .......................      710,000       585,750

See accompanying notes to financial statements.

                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ----------   -----------
Media (continued)
Mediacom Broadband LLC
   8.50%, due 10/15/15 ..............................   $  400,000   $   384,000
   11.00%, due 7/15/13 ..............................      420,000       443,625
Medianews Group, Inc.
   6.875%, due 10/1/13 ..............................      705,000       641,550
Nexstar Finance Holdings LLC
   (zero coupon), due 4/1/13
   11.375%, beginning 4/1/08 ........................      465,000       376,650
Nexstar Finance, Inc.
   7.00%, due 1/15/14 ...............................      400,000       364,000
PanAmSat Corp.
   9.00%, due 8/15/14 ...............................      349,000       354,235
PanAmSat Holding Corp.
   (zero coupon), due 11/1/14
   10.375%, beginning 11/1/09 .......................      110,000        81,311
River Rock Entertainment Authority
   9.75%, due 11/1/11 ...............................      300,000       315,750
Salem Communciations Corp.
   7.75%, due 12/15/10 ..............................      760,000       754,300
Sinclair Broadcast Group, Inc.
   8.00%, due 3/15/12 ...............................      750,000       761,250
Vertis, Inc.
   Series B
   10.875%, due 6/15/09 (b) .........................      200,000       197,000
   13.50%, due 12/7/09 (a) ..........................      200,000       168,000
Warner Music Group
   7.375%, due 4/15/14 ..............................      450,000       436,500
WMG Holdings Corp.
   (zero coupon), due 12/15/14
   9.50%, beginning 12/15/09 ........................      605,000       435,600
Young Broadcasting, Inc.
   8.75%, due 1/15/14 ...............................      100,000        83,500
   10.00%, due 3/1/11 (b) ...........................      475,000       422,750
                                                                     -----------
                                                                      13,240,955
                                                                     -----------
Metals & Mining - 0.5%
Century Aluminum Co.
   7.50%, due 8/15/14 ...............................      475,000       475,000
International Steel Group, Inc.
   6.50%, due 4/15/14 ...............................      350,000       330,750
                                                                     -----------
                                                                         805,750
                                                                     -----------
Multiline Retail - 0.2%
Neiman-Marcus Group, Inc.
   9.00%, due 10/15/15 (a) ..........................      310,000       323,950
                                                                     -----------
Multi-Utilities & Unregulated Power - 5.6%
AES Corp. (The)
   8.75%, due 5/15/13 (a) ...........................      780,000       834,600
Aquila, Inc.
   7.625%, due 11/15/09 .............................      485,000       502,377
Calpine Corp.
   8.75%, due 7/15/13 (a)(f) ........................      250,000       235,000
Dynegy Holdings, Inc.
   8.375%, due 5/1/16 (a) ...........................      760,000       748,600
o Edison Mission Energy
   7.50%, due 6/15/13 (a) ...........................    1,150,000     1,127,000
NorthWestern Corp.
   5.875%, due 11/1/14 ..............................      305,000       298,814
NRG Energy, Inc.
   7.25%, due 2/1/14 ................................   $  370,000   $   360,750
   7.375%, due 2/1/16 ...............................      705,000       687,375
Reliant Energy, Inc.
   6.75%, due 12/15/14 ..............................      425,000       391,000
   9.50%, due 7/15/13 ...............................      275,000       276,375
o Sonat, Inc.
   7.625%, due 7/15/11 ..............................    1,770,000     1,787,700
o Williams Cos., Inc.
   7.625%, due 7/15/19 ..............................    1,400,000     1,421,000
                                                                     -----------
                                                                       8,670,591
                                                                     -----------
Oil & Gas - 5.8%
Allis-Chalmers Energy, Inc.
   9.00%, due 1/15/14 (a) ...........................      500,000       500,000
Chaparral Energy, Inc.
   8.50%, due 12/1/15 (a) ...........................      725,000       721,375
Chesapeake Energy Corp.
   6.50%, due 8/15/17 ...............................      500,000       456,250
   6.625%, due 1/15/16 ..............................      485,000       451,050
   6.875%, due 1/15/16 ..............................      400,000       378,000
Comstock Resources, Inc.
   6.875%, due 3/1/12 ...............................      385,000       359,494
Denbury Resources, Inc.
   7.50%, due 12/15/15 ..............................      552,000       549,240
Encore Acquisition Co.
   7.25%, due 12/1/17 ...............................      575,000       552,000
Hilcorp Energy I L.P.
   9.00%, due 6/1/16 (a) ............................      395,000       397,963
MarkWest Energy Partners, L.P.
   Series B
   6.875%, due 11/1/14 ..............................      800,000       736,000
SESI LLC
   6.875%, due 6/1/14 (a) ...........................      655,000       630,438
Stone Energy Corp.
   8.24%, due 7/15/10 (a)(c) ........................      860,000       860,000
Swift Energy Co.
   7.625%, due 7/15/11 ..............................      275,000       273,625
   9.375%, due 5/1/12 ...............................      300,000       316,500
Targa Resources, Inc.
   8.50%, due 11/1/13 (a) ...........................      725,000       699,625
Transcontinental Gas Pipe Line Corp.
   6.40%, due 4/15/16 (a) ...........................      760,000       727,700
Whiting Petroleum Corp.
   7.00%, due 2/1/14 ................................      295,000       278,775
                                                                     -----------
                                                                       8,888,035
                                                                     -----------
Paper & Forest Products - 1.7%
Appleton Papers, Inc.
   8.125%, due 6/15/11 ..............................      475,000       479,750
Buckeye Technologies, Inc.
   8.00%, due 10/15/10 ..............................      550,000       503,250
o Georgia-Pacific Corp.
   8.125%, due 5/15/11 ..............................    1,625,000     1,616,875
                                                                     -----------
                                                                       2,599,875
                                                                     -----------

See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS

                                                        PRINCIPAL
                                                         AMOUNT         VALUE
                                                       ----------   ------------
Pharmaceuticals - 1.3%
AmerisourceBergen Corp.
   5.875%, due 9/15/15 (a) .........................   $  500,000   $    471,250
o NBTY, Inc.
   7.125%, due 10/1/15 .............................    1,286,000      1,208,840
Omnicare, Inc.
   6.875%, due 12/15/15 ............................      367,000        348,650
                                                                    ------------
                                                                       2,028,740
                                                                    ------------
Real Estate - 1.4%
American Real Estate Partners, L.P.
   7.125%, due 2/15/13 .............................      770,000        739,200
Ashton Woods USA LLC
   9.50%, due 10/1/15 ..............................      968,000        856,680
Host Marriott L.P.
   7.125%, due 11/1/13 (b) .........................      530,000        528,013
                                                                    ------------
                                                                       2,123,893
                                                                    ------------
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technologies, Inc.
   9.25%, due 6/1/16 ...............................      190,000        180,025
                                                                    ------------
Specialized Services - 0.4%
Crystal U.S. Holdings 3 LLC
   Series B
   (zero coupon), due 10/1/14
   10.50%, beginning 10/1/09 .......................      330,000        258,225
K&F Acquisition, Inc.
   7.75%, due 11/15/14 .............................      380,000        374,300
                                                                    ------------
                                                                         632,525
                                                                    ------------
Specialty Retail - 1.1%
Asbury Automotive Group, Inc.
   9.00%, due 6/15/12 ..............................      430,000        425,700
AutoNation, Inc.
   7.045%, due 4/15/13 (a)(c) ......................      580,000        577,100
Lazydays RV Center, Inc.
   11.75%, due 5/15/12 .............................      530,000        500,850
Nebraska Book Co., Inc.
   8.625%, due 3/15/12 .............................      250,000        232,500
                                                                    ------------
                                                                       1,736,150
                                                                    ------------
Telecommunications - 0.9%
American Cellular Corp.
   Series B
   10.00%, due 8/1/11 ..............................      335,000        352,588
CCO Holdings LLC
   8.75%, due 11/15/13 .............................      200,000        195,000
Qwest Communications International, Inc.
   7.50%, due 2/15/14 ..............................      895,000        872,625
                                                                    ------------
                                                                       1,420,213
                                                                    ------------
Textiles, Apparel & Luxury Goods - 0.3%
Collins & Aikman Floor Cover
   Series B
   9.75%, due 2/15/10 ..............................      480,000        471,600
                                                                    ------------
Transportation Infrastructure - 0.8%
Bristow Group, Inc.
   6.125%, due 6/15/13 .............................   $  652,000   $    601,470
Great Lakes Dredge & Dock Corp.
   7.75%, due 12/15/13 .............................      200,000        184,250
Hornbeck Offshore Services, Inc.
   Series B
   6.125%, due 12/1/14 .............................      425,000        394,188
                                                                    ------------
                                                                       1,179,908
                                                                    ------------
Wireless Telecommunication Services - 2.7%
Alamosa Delaware, Inc.
   8.50%, due 1/31/12 ..............................      530,000        561,800
American Tower Corp.
   7.125%, due 10/15/12 ............................      805,000        802,988
Dobson Cellular Systems
   9.875%, due 11/1/12 .............................       71,000         74,905
Dobson Communications Corp.
   8.875%, due 10/1/13 (b) .........................      249,000        244,643
Nextel Communications, Inc.
   7.375%, due 8/1/15 ..............................      330,000        335,900
Nextel Partners, Inc.
   8.125%, due 7/1/11 ..............................      400,000        418,500
Rural Cellular Corp.
   8.25%, due 3/15/12 ..............................      135,000        138,544
   9.75%, due 1/15/10 (b) ..........................      625,000        622,656
Syniverse Technologies, Inc.
   Series B
   7.75%, due 8/15/13 ..............................      697,000        677,833
U.S. Unwired, Inc.
   Series B
   10.00%, due 6/15/12 .............................      175,000        194,250
                                                                    ------------
                                                                       4,072,019
                                                                    ------------
Total Corporate Bonds
   (Cost $139,594,376) .............................                 135,431,607
                                                                    ------------
FOREIGN CORPORATE BONDS 7.0%
Chemicals - 0.7%
Ineos Group Holdings PLC
   8.50%, due 2/15/16 (a)(b) .......................      580,000        543,025
Nova Chemicals Corp.
   6.50%, due 1/15/12 ..............................      580,000        533,600
                                                                    ------------
                                                                       1,076,625
                                                                    ------------
Diversified Financial Services - 1.1%
Dollarama Group L.P.
   8.875%, due 8/15/12 (a)(b) ......................      376,000        377,880
JSG Funding PLC
   9.625%, due 10/1/12 .............................      895,000        921,850
Nell AF SARL
   8.375%, due 8/15/15 (a)(b) ......................      370,000        355,663
                                                                    ------------
                                                                       1,655,393
                                                                    ------------
Electronic Equipment & Instruments - 0.3%
Flextronics International, Ltd.
   6.50%, due 5/15/13 ..............................      530,000        503,500
                                                                    ------------

See accompanying notes to financial statements.

                                                       PRINCIPAL
                                                         AMOUNT         VALUE
                                                       ----------   ------------
Food & Staples Retailing - 0.2%
Jean Coutu Group (PJC), Inc.
 8.50%, due 8/1/14 (b) .............................   $  315,000   $    289,800
                                                                    ------------
Hotels, Restaurants & Leisure - 1.4%
Intrawest Corp.
 7.50%, due 10/15/13 ...............................      475,000        472,625
o Kerzner International, Ltd.
 6.75%, due 10/1/15 ................................    1,225,000      1,278,594
Royal Caribbean Cruises, Ltd.
 6.875%, due 12/1/13 ...............................      400,000        391,953
                                                                    ------------
                                                                       2,143,172
                                                                    ------------
Machinery - 0.2%
MAAX Corp.
 9.75%, due 6/15/12 ................................      420,000        342,825
                                                                    ------------
Metals & Mining - 0.7%
Novelis, Inc.
 7.25%, due 2/15/15 (a) ............................      630,000        604,800
Russel Metals, Inc.
 6.375%, due 3/1/14 ................................      525,000        485,625
                                                                    ------------
                                                                       1,090,425
                                                                    ------------
Oil & Gas - 0.3%
Compton Petroleum Finance Corp.
 7.625%, due 12/1/13 ...............................      515,000        491,825
                                                                    ------------
Paper & Forest Products - 0.5%
Abitibi-Consolidated, Inc.
 6.00%, due 6/20/13 ................................      425,000        344,250
Bowater Canada Finance
 7.95%, due 11/15/11 ...............................      445,000        422,750
                                                                    ------------
                                                                         767,000
                                                                    ------------
Semiconductors & Semiconductor Equipment - 0.7%
Magnachip Semiconductor S.A.
 8.579%, due 12/15/11 (c) ..........................      585,000        555,750
Sensata Technologies B.V.
 8.00%, due 5/1/14 (a)(b) ..........................      470,000        453,550
                                                                    ------------
                                                                       1,009,300
                                                                    ------------
Wireless Telecommunication Services - 0.9%
Inmarsat Finance PLC
 (zero coupon), due 11/15/12
 10.375%, beginning 11/15/08 .......................      125,000        106,406
 7.625%, due 6/30/12 ...............................      293,000        300,325
Intelsat Bermuda, Ltd.
 9.25%, due 6/15/16 (a) ............................      300,000        309,750
Intelsat Subsidiary Holding Co., Ltd.
 9.614%, due 1/15/12 (c) ...........................      600,000        606,000
                                                                    ------------
                                                                       1,322,481
                                                                    ------------
Total Foreign Corporate Bonds
 (Cost $11,175,500) ................................                  10,692,346
                                                                    ------------
Total Long-Term Bonds
 (Cost $150,769,876) ...............................                 146,123,953
                                                                    ------------

                                                           SHARES        VALUE
                                                         ----------   ----------
PREFERRED STOCKS 1.4%
Media - 1.4%
Haights Cross Communications, Inc.
 16.00% Class B (g)(h) ...............................        6,286   $  276,584
ION Media Networks, Inc.
 14.25% (e) ..........................................           91      782,828
Spanish Broadcasting System, Inc.
 10.75% Series B .....................................          995    1,106,438
                                                                      ----------
Total Preferred Stocks
 (Cost $2,028,305) ...................................                 2,165,850
                                                                      ----------

                                                         NUMBER OF
                                                          WARRANTS
                                                         ----------
WARRANTS 0.0% ++
Media - 0.0% ++
Haights Cross Communications, Inc.
 Strike Price $0.001
 Expire 12/10/11 (g)(h)(i)(k) .......................             7            0(j)
 Preferred Class A
 Strike Price $0.001
 Expire 12/10/11 (g)(h)(i)(k) .......................         6,225           62
                                                                             ---
Total Warrants
 (Cost $62) .........................................                         62
                                                                             ---

                                                           SHARES
                                                         ----------
COMMON STOCK 0.1%
Chemicals - 0.1%
Huntsman Corp. (k) ..................................         5,871      101,686
                                                                      ----------
Total Common Stock
 (Cost $43,855) .....................................                    101,686
                                                                      ----------

                                                         PRINCIPAL
                                                           AMOUNT
                                                         ----------
SHORT-TERM INVESTMENTS 11.0%
Commercial Paper - 1.6%
Aluminum Co. of America
 5.32%, due 7/5/06 ..................................    $2,175,000    2,173,714
Countrywide Financial Corp.
 5.30%, due 7/3/06 ..................................       305,000      304,910
                                                                      ----------
Total Commercial Paper
 (Cost $2,478,624) ..................................                  2,478,624
                                                                      ----------
Repurchase Agreement - 5.3%
Morgan Stanley & Co.
 5.42%, dated 6/30/06
 due 7/3/06
 Proceeds at Maturity $8,198,526
 (Collateralized by various bonds
 with a Principal Amount of
 $9,640,203 and a Market Value
 of $8,438,400) (l) .................................     8,194,826    8,194,826
                                                                      ----------
Total Repurchase Agreement
 (Cost $8,194,826) ..................................                  8,194,826
                                                                      ----------

See accompanying notes to financial statements.

                                                                  MCMORGAN FUNDS

                                                      PRINCIPAL
                                                        AMOUNT         VALUE
                                                      ----------   ------------
Time Deposits - 3.5%
Calyon
 5.265%, due 8/2/06 (l) ...........................   $1,769,454   $  1,769,454
Credit Suisse First Boston Corp.
 5.305%, due 7/27/06 (l) ..........................    1,769,454      1,769,454
Fortis Bank
 5.26%, due 7/7/06 (l) ............................    1,769,454      1,769,454
                                                                   ------------
Total Time Deposits
 (Cost $5,308,362) ................................                   5,308,362
                                                                   ------------
U.S. Government Agency - 0.6%
Farmer Mac
 (Discount Note)
 5.06%, due 7/14/06 ...............................    1,000,000        998,173
                                                                   ------------
Total U.S. Government Agency
 (Cost $998,173) ..................................                     998,173
                                                                   ------------
Total Short-Term Investments
 (Cost $16,979,985) ...............................                  16,979,985
                                                                   ------------
Total Investments
 (Cost $169,822,083) (m) ..........................        107.5%   165,371,536
Liabilities in Excess of
 Cash and Other Assets ............................         (7.5)   (11,488,913)
                                                      ----------   ------------
Net Assets ........................................        100.0%  $153,882,623
                                                      ==========   ============

o Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

++   Less than one tenth of a percent.

(a) May be sold to institutional investors only. The total market value of these securities at June 30, 2006 is $35,506,644, which represents 23.1% of the Fund's net assets.

(b)  Represents security, or a portion thereof, which is out on loan.

(c)  Floating/variable rate. Rate shown is the rate in effect at June 30, 2006.

(d) Target Return Index Securities Trust. Static portfolio comprised of 100 bullet High Yield bonds selected from the Lehman Brothers High Yield Index.

(e) PIK ("Payment in Kind") - Interest or dividend payment is made with additional securities.

(f)  Issue in default.

(g) Illiquid security. The total market value of these securities at June 30, 2006 is $276,646, which represents 0.2% of the Fund's net assets.

(h) Restricted security. The total market value of these securities at June 30, 2006 is $276,646, which represents 0.2% of the Fund's net assets.

(i) Fair Valued security. The total market value of these securities at June 30, 2006 is $62, which represents less than 0.1% of the Fund's net assets.

(j)  Less than one dollar.

(k)  Non-income producing security.

(l) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(m) At June 30, 2006, cost is identical for book and federal income tax purposes and net unrealized depreciation is as follows:

        Gross unrealized appreciation ...........................   $ 1,105,584
        Gross unrealized depreciation ...........................    (5,556,131)
                                                                    -----------
        Net unrealized depreciation .............................   $(4,450,547)
                                                                    ===========

See accompanying notes to financial statements.

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006

ASSETS:
 Investment in securities at value
  (cost $169,822,083) including $13,168,966
  market value of securities loaned ............................   $165,371,536
 Cash-interest bearing accounts ................................          3,697
 Dividends and interest receivable .............................      3,207,856
 Receivable for securities sold ................................        248,125
 Other assets ..................................................         33,121
                                                                   ------------
    Total assets ...............................................    168,864,335
                                                                   ------------
LIABILITIES:
 Securities lending collateral .................................     13,503,188
 Payable for securities purchased ..............................      1,360,969
 Payable to Advisor, net .......................................         63,318
 Legal fees payable ............................................         15,460
 Audit fees payable ............................................         15,000
 Custodian fees payable ........................................          9,712
 Administration fees payable ...................................          6,398
 Accounting fees payable .......................................          3,929
 Trustees fees payable .........................................            886
 Accrued expenses ..............................................          2,852
                                                                   ------------
    Total liabilities ..........................................     14,981,712
                                                                   ------------
Net Assets .....................................................   $153,882,623
                                                                   ============
NET ASSETS CONSIST OF:
 Capital paid-in ...............................................   $159,470,114
 Accumulated undistributed net investment income ...............        684,507
 Accumulated net realized loss on investments ..................     (1,821,451)
 Net unrealized depreciation on investments ....................     (4,450,547)
                                                                   ------------
                                                                   $153,882,623
                                                                   ============
Net Assets:
 Class McMorgan ................................................   $153,882,623
                                                                   ============
Shares Outstanding:
 Class McMorgan ................................................     15,632,261
                                                                   ============
Net asset value and redemption price per share:
 Class McMorgan ................................................   $       9.84
                                                                   ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2006

INVESTMENT INCOME:
 Interest .......................................................   $11,868,180
 Dividends ......................................................        65,358
 Income from securities loaned - net ............................        60,681
                                                                    -----------
    Total investment income .....................................    11,994,219
                                                                    -----------
Expenses:
 Investment advisory fees (Note F) ..............................       724,645
 Administration fees ............................................        71,423
 Accounting fees ................................................        48,385
 Legal fees .....................................................        47,065
 Custodian fees .................................................        35,553
 Insurance fees .................................................        34,075
 Trustees fees ..................................................        28,731
 Auditing fees ..................................................        15,000
 Report to shareholder expense ..................................        14,520
 Registration expenses ..........................................         9,111
 Transfer agent fees ............................................         8,365
 Miscellaneous expenses .........................................         8,194
                                                                    -----------
    Total expenses ..............................................     1,045,067
 Net recovered fees (Note F) ....................................        22,202
                                                                    -----------
    Net expenses ................................................     1,067,269
                                                                    -----------
Net investment income ...........................................    10,926,950
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments ...............................    (1,637,052)
 Net change in unrealized depreciation on
   investments ..................................................    (3,291,918)
                                                                    -----------
 Net realized and unrealized loss on investments ................    (4,928,970)
                                                                    -----------
Increase in net assets from operations ..........................   $ 5,997,980
                                                                    ===========

See accompanying notes to financial statements.

HIGH YIELD FUND                                                  MCMORGAN FUNDS

STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE         FOR THE
                                                     YEAR ENDED     YEAR ENDED
                                                     6/30/2006       6/30/2005
                                                    ------------   ------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income ..........................   $ 10,926,950   $  5,939,946
 Net realized gain (loss) on investments ........     (1,637,052)         1,556
 Net change in unrealized depreciation on
  investments....................................     (3,291,918)      (425,768)
                                                    ------------   ------------
 Increase in net assets .........................      5,997,980      5,515,734
                                                    ------------   ------------
Dividends and distributions to shareholders:
 From net investment income .....................    (10,470,194)    (5,828,372)
 From capital gains .............................       (185,264)      (336,393)
                                                    ------------   ------------
 Total dividends and distributions to
  shareholders...................................    (10,655,458)    (6,164,765)
                                                    ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares ...............     31,515,539     66,740,076
 Net asset value of shares issued to
  shareholders in reinvestment of dividends and
  distributions..................................     10,288,697      6,164,761
                                                    ------------   ------------
                                                      41,804,236     72,904,837
 Cost of shares redeemed ........................     (8,249,945)    (3,160,084)
                                                    ------------   ------------
 Increase in net assets derived from capital
  share transactions ............................     33,554,291     69,744,753
                                                    ------------   ------------
 Total increase in net assets ...................     28,896,813     69,095,722
Net Assets:
 Beginning of year ..............................    124,985,810     55,890,088
                                                    ------------   ------------
 End of year (including undistributed net
  investment income of $684,507 and $227,068,
  respectively)..................................   $153,882,623   $124,985,810
                                                    ============   ============

See accompanying notes to financial statements.

HIGH YIELD FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                               CLASS MCMORGAN
                                                                    ----------------------------------
                                                                    YEAR ENDED JUNE 30,      FOR THE
                                                                    -------------------   PERIOD ENDED
                                                                      2006       2005      6/30/2004*
                                                                    --------   --------   ------------
Net asset value, beginning of period.............................   $  10.14   $   9.94     $ 10.00
                                                                    --------   --------     -------
 Income from investment operations:
 Net investment income...........................................       0.75       0.72        0.48
 Net realized and unrealized gain (loss) on investments..........      (0.31)      0.25       (0.06)
                                                                    --------   --------     -------
   Total from investment operations..............................       0.44       0.97        0.42
                                                                    --------   --------     -------
 Less dividends and distributions:
 From net investment income......................................      (0.73)     (0.72)      (0.48)
 From capital gains..............................................      (0.01)     (0.05)         --
                                                                    --------   --------     -------
   Total dividends and distributions.............................      (0.74)     (0.77)      (0.48)
                                                                    --------   --------     -------
Net asset value, end of period...................................   $   9.84   $  10.14     $  9.94
                                                                    ========   ========     =======
Total return.....................................................       4.45%      9.94%       4.23%(a)
Ratios/Supplemental Data:
 Net assets, end of period (in 000's)............................   $153,883   $124,986     $55,890
 Ratio of expenses to average net assets before reimbursement and
  recovery of expenses by Advisor................................       0.72%      0.75%       0.81%+
 Ratio of expenses to average net assets after reimbursement and
  recovery of expenses by Advisor................................       0.74%      0.75%       0.75%+
 Ratio of net investment income to average net assets before
  reimbursement and recovery of expenses by Advisor..............       7.56%      7.24%       7.62%+
 Ratio of net investment income to average net assets after
  reimbursement and recovery of expenses by Advisor..............       7.54%      7.24%       7.68%+
 Portfolio turnover..............................................         38%        86%      40.00%

----------
*    The Fund commenced operations on November 3, 2003.

(a)  Total return is not annualized.

+    Annualized.

See accompanying notes to financial statements.

BALANCED FUND                                                    MCMORGAN FUNDS

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006

COMMON STOCKS 63.6%

                                                             SHARES     VALUE
                                                             ------   ----------
Consumer Discretionary - 5.7%
Aeropostale, Inc. (a) ...................................       200   $    5,778
American Eagle Outfitters, Inc. .........................     1,371       46,669
American Greetings Corp. Class A (b) ....................       703       14,770
AnnTaylor Stores Corp. (a) ..............................       745       32,318
Apollo Group, Inc. Class A (a)(b) .......................     1,154       59,627
ArvinMeritor, Inc. (b) ..................................       258        4,435
AutoNation, Inc. (a) ....................................     1,425       30,552
AutoZone, Inc. (a) ......................................       468       41,278
Barnes & Noble, Inc. ....................................       570       20,805
Best Buy Co., Inc. ......................................     1,934      106,061
Big Lots, Inc. (a) ......................................       758       12,947
Black & Decker Corp. (The) ..............................       241       20,355
Blyth, Inc. .............................................        97        1,791
Bob Evans Farms, Inc. ...................................        55        1,651
Brinker International, Inc. .............................       269        9,765
Career Education Corp. (a)(b) ...........................     1,025       30,637
CBRL Group, Inc. ........................................        47        1,594
CBS Corp. Class B (b) ...................................     7,725      208,961
Circuit City Stores, Inc. ...............................     1,531       41,674
Claire's Stores, Inc. ...................................     1,000       25,510
Clear Channel Communications, Inc. ......................     2,247       69,545
Corinthian Colleges, Inc. (a) ...........................       558        8,013
Darden Restaurants, Inc. (b) ............................     1,292       50,905
DeVry, Inc. (a)(b) ......................................       108        2,373
Dillards, Inc. Class A ..................................       208        6,625
Dollar Tree Stores, Inc. (a)(b) .........................     1,080       28,620
Eastman Kodak Co. (b) ...................................       967       22,995
Emmis Communications Corp. Class A (a) ..................       204        3,191
Entercom Communications Corp. ...........................       151        3,950
Ford Motor Co. (b) ......................................    14,696      101,843
Furniture Brands International, Inc. (b) ................       570       11,879
Gap, Inc. (The) (b) .....................................     5,655       98,397
Goodyear Tire & Rubber Co. (The) (a)(b) .................     1,119       12,421
Harley-Davidson, Inc. ...................................     2,195      120,484
Hasbro, Inc. ............................................     1,430       25,897
Home Depot, Inc. (The) ..................................     1,326       47,458
International Game Technology ...........................     1,240       47,046
ITT Educational Services, Inc. (a) ......................       122        8,029
J.C. Penney Co., Inc. ...................................     2,308      155,813
Jones Apparel Group, Inc. ...............................     1,163       36,972
Kohl's Corp. (a)(b) .....................................     1,152       68,106
Lear Corp. ..............................................       102        2,265
Leggett & Platt, Inc. ...................................       612       15,288
Lennar Corp. Class A (b) ................................       366       16,239
Limited Brands, Inc. ....................................     1,828       46,778
Liz Claiborne, Inc. .....................................       488       18,085
Mattel, Inc. ............................................     1,426       23,543
McClatchy Co. (The) Class A .............................        17          678
McDonald's Corp. ........................................     4,650      156,240
McGraw-Hill Cos., Inc. (The) ............................     3,691      185,399
Michaels Stores, Inc. ...................................       447       18,434
Modine Manufacturing Co. ................................        71        1,659
Newell Rubbermaid, Inc. .................................     2,755       71,162
Nordstrom, Inc. .........................................       762       27,813
Office Depot, Inc. (a) ..................................     2,958      112,404
OfficeMax, Inc. .........................................       237        9,658
Omnicom Group, Inc. .....................................     1,227      109,313
Payless ShoeSource, Inc. (a) ............................       722   $   19,617
PETsMART, Inc. ..........................................       436       11,162
RadioShack Corp. (b) ....................................       434        6,076
Rent-A-Center, Inc. (a)(b) ..............................       744       18,496
Ross Stores, Inc. .......................................       545       15,287
Ryland Group, Inc. (The) ................................        59        2,571
Saks, Inc. ..............................................       207        3,347
Scholastic Corp. (a) ....................................       258        6,700
Sears Holdings Corp. (a)(b) .............................       513       79,433
Sherwin-Williams Co. (The) ..............................       884       41,972
Snap-On, Inc. ...........................................       195        7,882
Sotheby's Holdings, Inc. Class A (a) ....................       406       10,657
Starbucks Corp. (a) .....................................     3,654      137,975
Starwood Hotels & Resorts Worldwide, Inc. ...............       331       19,973
Thor Industries, Inc. (b) ...............................       294       14,244
Timberland Co. Class A (a) ..............................       304        7,934
Time Warner, Inc. .......................................       538        9,307
TJX Cos., Inc. (The) ....................................       694       15,865
Tupperware Corp. ........................................       255        5,021
Univision Communications, Inc. Class A (a) ..............       411       13,768
Walt Disney Co. (The) ...................................     8,155      244,650
Westwood One, Inc. ......................................       514        3,855
Whirlpool Corp. .........................................        75        6,199
Yum! Brands, Inc. .......................................     2,154      108,282
                                                                      ----------
                                                                       3,272,971
                                                                      ----------
Consumer Staples - 4.0%
Altria Group, Inc. ......................................     3,315      243,420
Archer-Daniels-Midland Co. ..............................     6,459      266,628
Avon Products, Inc. .....................................     1,514       46,934
Campbell Soup Co. .......................................        78        2,895
Church & Dwight Co., Inc. ...............................       579       21,087
Coca-Cola Co. (The) .....................................     4,928      212,003
Coca-Cola Enterprises, Inc. .............................       464        9,452
Colgate-Palmolive Co. ...................................     1,183       70,862
ConAgra Foods, Inc. .....................................     2,434       53,816
Dean Foods Co. (a) ......................................       876       32,578
Energizer Holdings, Inc. (a) ............................       114        6,677
Estee Lauder Cos., Inc. (The) Class A ...................       180        6,961
General Mills, Inc. .....................................     3,187      164,640
H.J. Heinz Co. ..........................................     1,005       41,426
Kimberly-Clark Corp. ....................................     4,565      281,660
McCormick & Co., Inc. ...................................       500       16,775
Pepsi Bottling Group, Inc. (The) ........................       843       27,102
PepsiAmericas, Inc. .....................................       277        6,124
PepsiCo, Inc. ...........................................     1,349       80,994
Procter & Gamble Co. (The) ..............................     6,374      354,394
Reynolds American, Inc. (b) .............................       856       98,697
Sara Lee Corp. ..........................................     3,291       52,722
SUPERVALU, Inc. (b) .....................................     1,572       48,260
UST, Inc. (b) ...........................................       867       39,180
Wal-Mart Stores, Inc. (b) ...............................     2,804      135,069
                                                                      ----------
                                                                       2,320,356
                                                                      ----------

See accompanying notes to financial statements.

                                                             SHARES      VALUE
                                                             ------   ----------
Energy - 6.4%
Anadarko Petroleum Corp. (b) ............................       790   $   37,675
Baker Hughes, Inc. ......................................       628       51,402
BJ Services Co. .........................................       552       20,567
Cameron International Corp. (a) .........................       200        9,554
Chevron Corp. ...........................................     6,042      374,967
ConocoPhillips ..........................................     1,187       77,784
Devon Energy Corp. ......................................     3,498      211,314
o ExxonMobil Corp. ......................................    23,598    1,447,737
Grant Prideco, Inc. (a) .................................       487       21,793
Helmerich & Payne, Inc. .................................       194       11,690
Hess Corp. (b) ..........................................       465       24,575
Kerr-McGee Corp. ........................................       744       51,596
Marathon Oil Corp. (b) ..................................     1,844      153,605
Noble Energy, Inc. ......................................     1,797       84,207
Occidental Petroleum Corp. ..............................       728       74,656
Overseas Shipholding Group, Inc. ........................       175       10,351
Pioneer Natural Resources Co. ...........................       225       10,442
Pogo Producing Co. (b) ..................................       588       27,107
Pride International, Inc. (a) ...........................       599       18,707
Rowan Cos., Inc. ........................................       209        7,438
Schlumberger, Ltd. (b) ..................................     6,683      435,130
Southwestern Energy Co. (a) .............................       579       18,042
Sunoco, Inc. ............................................       870       60,282
Tidewater, Inc. .........................................       140        6,888
Transocean, Inc. (a) ....................................     3,210      257,827
Valero Energy Corp. .....................................     3,152      209,671
                                                                      ----------
                                                                       3,715,007
                                                                      ----------
Financials - 15.0%
ACE, Ltd. ...............................................     2,654      134,266
AFLAC, Inc. .............................................     4,856      225,076
Allstate Corp. (The) ....................................     6,452      353,118
Ambac Financial Group, Inc. .............................       478       38,766
American Express Co. ....................................     7,556      402,130
American Financial Group, Inc. ..........................       476       20,420
American International Group, Inc. ......................     6,092      359,733
AmeriCredit Corp. (a) ...................................     1,364       38,083
Ameriprise Financial, Inc. ..............................     2,464      110,058
AmerUs Group Co. (b) ....................................        97        5,679
AmSouth Bancorporation ..................................     1,720       45,494
AON Corp. ...............................................     3,157      109,927
Arthur J. Gallagher & Co. (b) ...........................       613       15,533
Bank of America Corp. ...................................     9,038      434,728
Bank of Hawaii Corp. ....................................       151        7,490
Bank of New York Co., Inc. (The) ........................     6,545      210,749
BB&T Corp. (b) ..........................................     1,196       49,742
Capital One Financial Corp. .............................     2,088      178,420
Charles Schwab Corp. (The) (b) ..........................    10,228      163,443
Chubb Corp. (The) .......................................     3,906      194,909
CIT Group, Inc. .........................................       345       18,040
o Citigroup, Inc. .......................................    17,347      836,819
Comerica, Inc. ..........................................     1,616       84,016
Cullen/Frost Bankers, Inc. ..............................       153        8,767
E*Trade Financial Corp. (a) .............................     1,743       39,775
Equity Office Properties Trust (REIT) (c) ...............     1,921       70,136
Everest Re Group, Ltd. ..................................        98        8,484
Fannie Mae ..............................................     7,750      372,775
Federated Investors, Inc. Class B .......................       324       10,206
Fidelity National Financial, Inc. .......................       645       25,123
Fifth Third Bancorp .....................................       849   $   31,371
First American Corp. ....................................       312       13,188
First Horizon National Corp. ............................       187        7,517
FirstMerit Corp. ........................................       121        2,534
Franklin Resources, Inc. ................................       657       57,034
Genworth Financial, Inc. Class A ........................     1,250       43,550
Goldman Sachs Group, Inc. (The) .........................     2,057      309,434
Hanover Insurance Group, Inc. (The) .....................        98        4,651
Hartford Financial Services Group, Inc. (The) ...........       820       69,372
HCC Insurance Holdings, Inc. ............................     1,068       31,442
Horace Mann Educators Corp. .............................       151        2,559
Janus Capital Group, Inc. ...............................     2,170       38,843
Jefferies Group, Inc. ...................................     1,044       30,934
JPMorgan Chase & Co. ....................................    11,958      502,236
KeyCorp .................................................     2,120       75,642
LaBranche & Co., Inc. (a)(b) ............................       128        1,550
Legg Mason, Inc. ........................................       453       45,083
Lehman Brothers Holdings, Inc. ..........................     2,396      156,099
Leucadia National Corp. .................................     1,061       30,971
Lincoln National Corp. ..................................       840       47,410
Loews Corp. .............................................     4,055      143,750
Longview Fibre Co. (REIT) (c) ...........................       170        3,245
Mercury General Corp. ...................................        54        3,044
Merrill Lynch & Co., Inc. ...............................     1,076       74,847
MetLife, Inc. (b) .......................................     7,134      365,332
MGIC Investment Corp. ...................................       322       20,930
Moody's Corp. ...........................................     1,625       88,497
National City Corp. (b) .................................     4,387      158,766
New Plan Excel Realty Trust (REIT) (c) ..................       303        7,481
North Fork Bancorporation, Inc. .........................     2,497       75,334
Northern Trust Corp. ....................................     1,526       84,388
Old Republic International Corp. ........................     2,288       48,895
PMI Group, Inc. (The) ...................................       299       13,329
Principal Financial Group, Inc. .........................     2,769      154,095
Progressive Corp. (The) .................................       676       17,380
Protective Life Corp. ...................................       717       33,427
Prudential Financial, Inc. ..............................     4,770      370,629
Radian Group, Inc. ......................................       827       51,092
Raymond James Financial, Inc. ...........................       880       26,638
Regions Financial Corp. (b) .............................       620       20,534
SAFECO Corp. (b) ........................................       768       43,277
SEI Investments Co. .....................................       212       10,363
Shurgard Storage Centers, Inc. Class A (REIT) (c) .......       586       36,625
St. Paul Travelers Cos., Inc. (The) .....................     2,801      124,869
StanCorp Financial Group, Inc. ..........................       256       13,033
State Street Corp. ......................................       507       29,452
T. Rowe Price Group, Inc. (b) ...........................     1,138       43,028
Torchmark Corp. .........................................       379       23,013
UnumProvident Corp. (b) .................................     2,382       43,186
W.R. Berkley Corp. ......................................     1,682       57,407
Wachovia Corp. ..........................................     2,570      138,986
Waddell & Reed Financial, Inc. Class A ..................       475        9,766
Washington Mutual, Inc. .................................     1,282       58,434
Wells Fargo & Co. .......................................     3,115      208,954
XL Capital, Ltd. Class A (b) ............................       470       28,811
                                                                      ----------
                                                                       8,704,162
                                                                      ----------

See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS

                                                             SHARES      VALUE
                                                             ------   ----------
Health Care - 7.0%
Abbott Laboratories .....................................     3,574   $  155,862
Aetna, Inc. .............................................     5,721      228,440
AmerisourceBergen Corp. .................................     2,055       86,146
Amgen, Inc. (a) .........................................     5,637      367,701
Applera Corp.- Applied Biosystems Group .................     1,831       59,233
Baxter International, Inc. ..............................     1,896       69,697
Becton, Dickinson & Co. .................................     2,510      153,436
Biogen Idec, Inc. (a) ...................................     1,451       67,225
Boston Scientific Corp. (a) .............................       376        6,332
Cardinal Health, Inc. ...................................     3,398      218,593
Caremark Rx, Inc. .......................................       268       13,365
Coventry Health Care, Inc. (a) ..........................     1,608       88,344
DENTSPLY International, Inc. ............................       101        6,121
Forest Laboratories, Inc. (a) ...........................     2,745      106,204
HCA, Inc. (b) ...........................................     1,202       51,866
Health Net, Inc. (a) ....................................       409       18,475
Henry Schein, Inc. (a) ..................................       112        5,234
Humana, Inc. (a) ........................................     1,438       77,221
Johnson & Johnson .......................................     6,255      374,800
King Pharmaceuticals, Inc. (a) ..........................     2,389       40,613
Laboratory Corp. of America Holdings (a) ................       795       49,473
Lincare Holdings, Inc. (a) ..............................       965       36,516
Manor Care, Inc. (b) ....................................       808       37,911
McKesson Corp. ..........................................     3,039      143,684
Medicis Pharmaceutical Corp. Class A ....................       200        4,800
Merck & Co., Inc. .......................................    13,643      497,014
Mylan Laboratories, Inc. ................................     2,180       43,600
PerkinElmer, Inc. .......................................       687       14,358
Pfizer, Inc. ............................................    32,331      758,809
STERIS Corp. ............................................       224        5,121
Techne Corp. (a) ........................................        67        3,412
UnitedHealth Group, Inc. ................................     1,464       65,558
Universal Health Services, Inc. Class B .................       497       24,979
Varian Medical Systems, Inc. (a) ........................       864       40,910
Varian, Inc. (a) ........................................       274       11,374
Waters Corp. (a) ........................................       317       14,075
Watson Pharmaceuticals, Inc. (a) ........................     1,032       24,025
Wellpoint, Inc. (a) .....................................       926       67,385
                                                                      ----------
                                                                       4,037,912
                                                                      ----------
Industrials - 7.6%
AGCO Corp. (a) ..........................................       203        5,343
Allied Waste Industries, Inc. (a)(b) ....................       752        8,543
American Standard Cos., Inc. ............................        75        3,245
Boeing Co. (The) ........................................     5,556      455,092
Brink's Co. (The) .......................................        88        4,964
Burlington Northern Santa Fe Corp. ......................     3,700      293,225
C.H. Robinson Worldwide, Inc. ...........................     1,143       60,922
Carlisle Cos., Inc. .....................................       107        8,485
Caterpillar, Inc. .......................................     1,518      113,061
Cooper Industries, Ltd. Class A .........................       483       44,880
Corporate Executive Board Co. ...........................       329       32,966
Crane Co. ...............................................       519       21,590
CSX Corp. ...............................................     1,589      111,929
Cummins, Inc. (b) .......................................       460       56,235
Danaher Corp. ...........................................       933       60,011
Deere & Co. .............................................       435       36,318
Dun & Bradstreet Corp. (a)..............................        247   $   17,211
Eaton Corp..............................................        271       20,433
Emerson Electric Co.....................................        984       82,469
Equifax, Inc............................................        483       16,586
Expeditors International of Washington, Inc. ...........      1,109       62,115
Fastenal Co.............................................         87        3,505
Federal Signal Corp.....................................        101        1,529
Flowserve Corp. (a).....................................        370       21,053
Fluor Corp..............................................        579       53,806
General Dynamics Corp...................................        827       54,135
o General Electric Co...................................     26,355      868,661
Graco, Inc..............................................        104        4,782
Granite Construction, Inc...............................        227       10,276
Illinois Tool Works, Inc................................        609       28,927
Jacobs Engineering Group, Inc. (a)......................        190       15,132
Joy Global, Inc.........................................      1,072       55,840
Korn/Ferry International (a)............................         65        1,273
Lincoln Electric Holdings, Inc..........................         64        4,010
Lockheed Martin Corp....................................      3,517      252,310
Manpower, Inc...........................................        457       29,522
Masco Corp. (b).........................................      4,107      121,731
Monster Worldwide, Inc. (a).............................        219        9,343
MSC Industrial Direct Co. Class A.......................        370       17,601
Nordson Corp............................................        300       14,754
Norfolk Southern Corp...................................      3,427      182,385
Northrop Grumman Corp...................................      1,587      101,663
Oshkosh Truck Corp......................................        270       12,830
Parker Hannifin Corp....................................        670       51,992
Precision Castparts Corp................................        220       13,147
Quanta Services, Inc. (a)...............................        817       14,159
Raytheon Co.............................................      4,468      199,139
Republic Services, Inc..................................        799       32,232
Robert Half International, Inc..........................      1,008       42,336
Rockwell Collins, Inc...................................        516       28,829
Ryder System, Inc.......................................         93        5,434
Southwest Airlines Co...................................      7,121      116,571
Swift Transportation Co., Inc. (a)......................         81        2,573
Teleflex, Inc...........................................        415       22,418
Thomas & Betts Corp. (a)................................        448       22,982
Tyco International, Ltd.................................      2,924       80,410
Union Pacific Corp......................................      1,267      117,780
United Parcel Service, Inc. Class B.....................        739       60,842
United Rentals, Inc. (a)(b).............................        371       11,865
United Technologies Corp................................      1,304       82,700
Waste Management, Inc...................................      3,369      120,880
                                                                      ----------
                                                                       4,406,980
                                                                      ----------
Information Technology - 10.9%
Acxiom Corp.............................................        883       22,075
Advent Software, Inc. (a)...............................         33        1,190
Agilent Technologies, Inc. (a)..........................      2,714       85,654
Altera Corp. (a)........................................      2,045       35,890
Analog Devices, Inc.....................................        673       21,630
Apple Computer, Inc. (a)................................      3,106      177,415
Applied Materials, Inc..................................      2,626       42,751
Arrow Electronics, Inc. (a).............................        490       15,778
Atmel Corp. (a).........................................      1,445        8,020
Automatic Data Processing, Inc..........................        879       39,863

See accompanying notes to financial statements.

                                                             SHARES     VALUE
                                                             ------   ----------
Information Technology  (continued)
Avaya, Inc. (a) ........................................        624   $    7,126
BMC Software, Inc. (a) .................................      2,155       51,504
CA, Inc. (b) ...........................................      4,624       95,023
CDW Corp. ..............................................        306       16,723
Ceridian Corp. (a) .....................................      1,479       36,147
Ciena Corp. (a) ........................................        902        4,339
Cisco Systems, Inc. (a) ................................     31,154      608,438
Citrix Systems, Inc. (a) ...............................      1,780       71,449
CommScope, Inc. (a) ....................................        105        3,299
Computer Sciences Corp. (a) ............................      1,819       88,112
Compuware Corp. (a) ....................................      3,817       25,574
Convergys Corp. (a) ....................................        471        9,184
CSG Systems International, Inc. (a) ....................        552       13,656
Dell, Inc. (a) .........................................     16,468      401,984
DST Systems, Inc. (a) ..................................        237       14,101
Dycom Industries, Inc. (a) .............................         68        1,448
Electronic Data Systems Corp. ..........................        792       19,055
Fair Isaac Corp. (b) ...................................        683       24,800
First Data Corp. .......................................      5,907      266,051
Freescale Semiconductor, Inc. Class B (a) ..............      1,375       40,425
Google, Inc. Class A (a) ...............................         25       10,483
Harris Corp. ...........................................        508       21,087
Hewlett-Packard Co. ....................................     16,154      511,759
Imation Corp. ..........................................        117        4,803
Intel Corp. ............................................     26,191      496,319
International Business Machines Corp. (IBM) ............      7,915      608,030
Intersil Corp. Class A .................................      1,254       29,155
Intuit, Inc. (a) .......................................      1,746      105,441
Jabil Circuit, Inc. ....................................        874       22,374
Lam Research Corp. (a) .................................      1,385       64,569
Lexmark International, Inc. (a) ........................        566       31,600
LSI Logic Corp. (a) ....................................        646        5,782
McAfee, Inc. (a) .......................................      1,287       31,235
Micrel, Inc. (a) .......................................        115        1,151
Micron Technology, Inc. (a) ............................      4,974       74,908
o Microsoft Corp. ......................................     38,028      886,052
Molex, Inc. ............................................        261        8,762
MoneyGram International, Inc. ..........................        314       10,660
Motorola, Inc. .........................................     14,870      299,630
MPS Group, Inc. (a) ....................................        878       13,223
National Semiconductor Corp. ...........................      3,398       81,042
NCR Corp. (a) ..........................................        948       34,735
Network Appliance, Inc. (a) ............................        688       24,286
Novell, Inc. (a) .......................................      1,434        9,507
Novellus Systems, Inc. (a) .............................      1,112       27,466
NVIDIA Corp. (a) .......................................      3,294       70,129
Oracle Corp. (a) .......................................        137        1,985
Palm, Inc. (a) .........................................        138        2,222
Plexus Corp. (a) .......................................        479       16,387
Polycom, Inc. (a) ......................................        780       17,098
QLogic Corp. (a) .......................................      1,374       23,688
QUALCOMM, Inc. .........................................        238        9,537
Reynolds & Reynolds Co. (The) Class A ..................        279        8,557
Sanmina-SCI Corp. (a) ..................................      3,694       16,992
Silicon Laboratories, Inc. (a) .........................        315       11,072
Solectron Corp. (a) ....................................      9,266       31,690
Sybase, Inc. (a) .......................................        329        6,383
Symantec Corp. (a)(b)...................................      1,579   $   24,538
Synopsys, Inc. (a)......................................        247        4,636
Tech Data Corp. (a).....................................        376       14,405
Tektronix, Inc..........................................        554       16,299
Tellabs, Inc. (a).......................................      3,737       49,739
Texas Instruments, Inc..................................      7,422      224,812
Transaction Systems Architects, Inc. Class A (a)........        124        5,170
Unisys Corp. (a)........................................      1,781       11,185
UTStarcom, Inc. (a).....................................         46          358
VeriSign, Inc. (a)(b)...................................      2,097       48,587
Western Digital Corp. (a)...............................        197        3,903
                                                                      ----------
                                                                       6,282,135
                                                                      ----------
Materials - 2.0%
Airgas, Inc.............................................        280       10,430
Albemarle Corp. (b).....................................        129        6,176
Commercial Metals Co....................................         51        1,311
Cytec Industries, Inc...................................        134        7,190
Eastman Chemical Co.....................................         35        1,890
Freeport-McMoran Copper & Gold, Inc. Class B (b)........      1,794       99,406
Glatfelter..............................................         81        1,285
Hercules, Inc. (a)......................................        376        5,738
Louisiana-Pacific Corp..................................      1,099       24,068
Lyondell Chemical Co....................................      2,050       46,453
Martin Marietta Materials, Inc..........................        302       27,527
MeadWestvaco Corp.......................................        309        8,630
Monsanto Co.............................................      1,310      110,289
Newmont Mining Corp.....................................      2,522      133,489
Nucor Corp..............................................      3,080      167,090
Olin Corp...............................................        753       13,501
Packaging Corp. of America..............................        110        2,422
Pactiv Corp. (a)........................................      1,447       35,813
Phelps Dodge Corp.......................................      2,033      167,031
PPG Industries, Inc.....................................        304       20,064
Reliance Steel & Aluminum Co............................         48        3,982
Rohm & Haas Co..........................................        498       24,960
Sensient Technologies Corp..............................        494       10,330
Steel Dynamics, Inc.....................................        414       27,216
Temple-Inland, Inc......................................        204        8,745
United States Steel Corp................................      1,101       77,202
Valspar Corp. (The).....................................        372        9,825
Vulcan Materials Co.....................................        655       51,090
Weyerhaeuser Co.........................................      1,158       72,085
                                                                      ----------
                                                                       1,175,238
                                                                      ----------
Telecommunication Services - 2.2%
o BellSouth Corp........................................     24,907      901,633
CenturyTel, Inc. (b)....................................      1,206       44,803
Cincinnati Bell, Inc. (a)...............................      1,300        5,330
Citizens Communications Co..............................      3,278       42,778
Embarq Corp. (a)........................................        227        9,305
Qwest Communications International, Inc. (a)(b).........     15,312      123,874
Verizon Communications, Inc.............................      3,754      125,721
                                                                      ----------
                                                                       1,253,444
                                                                      ----------

See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS

                                                            SHARES       VALUE
                                                            ------   -----------
Utilities - 2.8%
AES Corp. (The) (a)....................................      2,211   $    40,793
Allegheny Energy, Inc. (a).............................        768        28,470
Alliant Energy Corp....................................        679        23,290
American Electric Power Co., Inc.......................        851        29,147
CenterPoint Energy, Inc................................      1,461        18,262
Constellation Energy Group, Inc........................      2,320       126,486
Duke Energy Corp.......................................      2,584        75,892
Dynegy, Inc. Class A (a)(b)............................        391         2,139
Edison International...................................      3,186       124,254
Entergy Corp...........................................        317        22,428
Equitable Resources, Inc...............................      1,032        34,572
Exelon Corp............................................        555        31,541
FirstEnergy Corp.......................................      1,218        66,028
FPL Group, Inc. (b)....................................      2,438       100,884
Great Plains Energy, Inc. (b)..........................        530        14,766
KeySpan Corp...........................................        364        14,706
National Fuel Gas Co...................................        440        15,462
Nicor, Inc. (b)........................................        232         9,628
OGE Energy Corp........................................         39         1,366
Pepco Holdings, Inc....................................      1,937        45,674
PG&E Corp..............................................      1,241        48,746
Pinnacle West Capital Corp.............................        450        17,959
PPL Corp. (b)..........................................      2,571        83,043
Public Service Enterprise Group, Inc...................        500        33,060
Puget Energy, Inc. (b).................................        211         4,532
SCANA Corp.............................................        995        38,387
Southern Co. (The) (b).................................      6,312       202,300
TXU Corp...............................................      4,635       277,127
Westar Energy, Inc.....................................        183         3,852
Xcel Energy, Inc. (b)..................................      3,520        67,514
                                                                     -----------
                                                                       1,602,308
                                                                     -----------
Total Common Stocks
 (Cost $35,202,369)....................................               36,770,513
                                                                     -----------

                                                         PRINCIPAL
                                                          AMOUNT
                                                         ---------
FIXED INCOME SECURITIES 31.6%
CORPORATE ASSET-BACKED SECURITIES 0.2%
Financials - 0.2%
Accredited Mortgage Loan Trust
 Series 2005-2 Class A2A
 5.423%, due 7/25/35 (e)(f) ..........................    $ 45,405        45,404
Merrill Lynch Mortgage Investors, Inc.
 Series 2005-WMC2 Class A2A
 5.413%, due 4/25/36 (e)(f) ..........................       4,845         4,844
Novastar Home Equity Loan
 Series 2005-2 Class A2A
 5.413%, due 10/25/35 (e)(f) .........................      31,022        31,022
Soundview Home Equity Loan Trust
 Series 2005-2 Class A1
 5.423%, due 7/25/35 (e)(f) ..........................       6,612         6,612
                                                                     -----------
Total Corporate Asset-Backed Securities
 (Cost $87,884) ......................................                    87,882
                                                                     -----------
CORPORATE BONDS 11.1%
Consumer Discretionary - 2.2%
AT&T Broadband Corp.
 9.455%, due 11/15/22 ................................    $ 90,000   $   111,825
Cox Communications, Inc.
 7.125%, due 10/1/12 .................................     265,000       274,096
DaimlerChrysler North American Holdings Corp.
 7.30%, due 1/15/12 ..................................     270,000       280,968
Fortune Brands, Inc.
 5.375%, due 1/15/16 .................................     115,000       106,378
Johnson Controls, Inc.
 5.25%, due 1/15/11 ..................................     130,000       126,684
Office Depot, Inc.
 6.25%, due 8/15/13 ..................................     120,000       119,160
Tele-Communications, Inc.
 9.80%, due 2/1/12 ...................................      90,000       103,824
Time Warner, Inc.
 7.625%, due 4/15/31 .................................     110,000       118,440
                                                                     -----------
                                                                       1,241,375
                                                                     -----------
Consumer Staples - 0.4%
Diageo Finance B.V.
 5.30%, due 10/28/15 .................................     115,000       108,737
Kraft Foods, Inc.
 4.00%, due 10/1/08 ..................................     135,000       130,086
                                                                     -----------
                                                                         238,823
                                                                     -----------
Energy - 0.7%
Anadarko Finance Corp.
 6.75%, due 5/1/11 ...................................      35,000        35,963
Dominion Resources, Inc.
 5.15%, due 7/15/15 ..................................      95,000        87,325
Kinder Morgan, Inc.
 6.50%, due 9/1/12 ...................................      65,000        61,763
Pacific Gas & Electric Co.
 4.20%, due 3/1/11 ...................................     130,000       121,565
Progress Energy, Inc.
 7.10%, due 3/1/11 ...................................     115,000       119,963
                                                                     -----------
                                                                         426,579
                                                                     -----------
Financials - 6.0%
Ameriprise Financial, Inc.
 5.35%, due 11/15/10 .................................      35,000        34,317
Archstone-Smith Trust
 5.75%, due 3/15/16 ..................................      95,000        91,726
Capital One Bank
 6.50%, due 6/13/13 ..................................      80,000        81,806
Capital One Financial Corp.
 6.25%, due 11/15/13 .................................      25,000        25,184
Caterpillar Financial Services Corp.
 4.30%, due 6/1/10 ...................................      50,000        47,556
CIT Group Funding Co. of Canada
 4.65%, due 7/1/10 ...................................      70,000        67,121
CIT Group, Inc.
 6.875%, due 11/1/09 .................................      60,000        61,826
Citigroup, Inc.
 5.625%, due 8/27/12 .................................     300,000       296,407
Credit Suisse First Boston USA, Inc.
 5.125%, due 8/15/15 .................................     120,000       112,156

See accompanying notes to financial statements.

                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                         ----------   ----------
Financials  (continued)
EOP Operating L.P.
 7.00%, due 7/15/11 ..................................   $  110,000   $  114,275
Ford Motor Credit Co.
 7.25%, due 10/25/11 .................................       90,000       79,837
 7.375%, due 10/28/09 ................................       30,000       27,736
Goldman Sachs Group, Inc. (The)
 4.50%, due 6/15/10 ..................................       55,000       52,584
 5.25%, due 4/1/13 ...................................      125,000      120,272
HSBC Finance Corp.
 6.75%, due 5/15/11 ..................................      265,000      274,896
Jefferies Group, Inc.
 5.50%, due 3/15/16 ..................................       60,000       56,027
 7.75%, due 3/15/12 ..................................       45,000       48,338
JPMorgan Chase & Co.
 5.125%, due 9/15/14 .................................      150,000      141,682
 7.125%, due 6/15/09 .................................      100,000      103,584
MBNA America Bank NA
 7.125%, due 11/15/12 ................................      130,000      138,771
Merrill Lynch & Co., Inc.
 4.79%, due 8/4/10 ...................................       95,000       91,776
MetLife, Inc.
 5.50%, due 6/15/14 ..................................      105,000      101,386
Residential Capital Corp.
 6.00%, due 2/22/11 ..................................      200,000      193,795
 6.375%, due 6/30/10 .................................      170,000      167,686
Simon Property Group, L.P.
 4.60%, due 6/15/10 ..................................       50,000       47,917
 5.10%, due 6/15/15 ..................................       30,000       27,726
 6.35%, due 8/28/12 ..................................      115,000      116,682
 6.375%, due 11/15/07 ................................       90,000       90,375
SLM Corp.
 5.45%, due 4/25/11 ..................................      110,000      108,097
St. Paul Travelers Cos., Inc. (The)
 6.25%, due 6/20/16 ..................................      125,000      124,463
Textron Financial Corp.
 4.125%, due 3/3/08 ..................................      240,000      233,827
Wachovia Bank N.A.
 4.80%, due 11/1/14 ..................................      205,000      189,308
                                                                      ----------
                                                                       3,469,139
                                                                      ----------
Industrials - 0.5%
International Lease Finance Corp.
 5.75%, due 6/15/11 ..................................      185,000      183,641
 5.875%, due 5/1/13 ..................................      100,000       99,249
                                                                      ----------
                                                                         282,890
                                                                      ----------
Information Technology - 0.2%
Cisco Systems, Inc.
 5.25%, due 2/22/11 ..................................      130,000      127,589
                                                                      ----------
Telecommunication Services - 1.1%
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31 ...................................       60,000       73,561
British Telecommunications PLC
 8.375%, due 12/15/10 ................................      220,000      241,531
Embarq Corp.
 7.082%, due 6/1/16 ..................................      155,000      154,149
Sprint Capital Corp.
 8.375%, due 3/15/12 .................................       15,000       16,573
 8.75%, due 3/15/32 ..................................      110,000      132,649
                                                                      ----------
                                                                         618,463
                                                                      ----------
Total Corporate Bonds
 (Cost $6,697,017) ...................................                 6,404,858
                                                                      ----------
U.S. GOVERNMENT SECURITIES 15.7%
U.S. GOVERNMENT AGENCY OBLIGATIONS 8.6%
Federal Home Loan Mortgage Corporation - 0.9%
 2.375%, due 2/15/07 .................................   $  540,000   $  529,684
                                                                      ----------
Federal Home Loan Mortgage Corporation
 (Mortgage Pass-Through Securities) - 1.4%
 5.366%, due 9/1/35 (e) ..............................      427,867      423,183
 5.487%, due 3/1/36 (e) ..............................      369,463      362,586
                                                                      ----------
                                                                         785,769
                                                                      ----------
Federal National Mortgage Association - 3.1%
 4.25%, due 9/15/07 ..................................      805,000      793,253
o 4.375%, due 3/15/13 ................................    1,035,000      970,012
                                                                      ----------
                                                                       1,763,265
                                                                      ----------
Federal National Mortgage Association
 (Mortgage Pass-Through Securities) - 3.2%
  6.50%, due 9/1/33 ..................................      537,482      542,385
  o 6.50%, due 7/1/36 TBA (g) ........................    1,325,000    1,331,625
                                                                      ----------
                                                                       1,874,010
                                                                      ----------
Total U.S. Government Agency Obligations
 (Cost $4,985,461) ...................................                 4,952,728
                                                                      ----------
U.S. TREASURY OBLIGATIONS 7.1%
United States Treasury Bonds - 2.9%
 4.50%, due 2/15/36 (b) ..............................      225,000      201,744
 5.25%, due 2/15/29 ..................................      805,000      801,478
 8.125%, due 8/15/19 (b) .............................      565,000      715,299
                                                                      ----------
                                                                       1,718,521
                                                                      ----------
United States Treasury Note - 1.4%
o 4.25%, due 8/15/13 (b) .............................      855,000      811,181
                                                                      ----------
United States Treasury Strip - 1.1%
 (zero coupon), due 8/15/17 ..........................    1,120,000      628,858
                                                                      ----------
United States Treasury TII - 1.7%
o 1.875%, due 7/15/13 (h) ............................    1,014,253      974,356
                                                                      ----------
Total U.S. Treasury Obligations
 (Cost $4,346,540) ...................................                 4,132,916
                                                                      ----------
Total U.S. Government Securities
 (Cost $9,332,001) ...................................                 9,085,644
                                                                      ----------
COLLATERALIZED MORTGAGE OBLIGATIONS 4.6%
Federal Home Loan Mortgage Corporation - 0.1%
 Series 2113 Class QE
 6.00%, due 11/15/27 .................................       33,363       33,379
                                                                      ----------
Financials - 4.5%
Bear Stearns Commercial Mortgage Securities
 Series 2006-T22 Class A4
 5.467%, due 4/12/38 (e) .............................      175,000      171,129
Greenwich Capital Commercial Funding Corp.
 Series 2005-GG5 Class A5
 5.224%, due 4/10/37 (e) .............................      420,000      400,615
 Series 2004-GG1 Class A7
 5.317%, due 6/10/36 (e) .............................      350,000      337,989
GS Mortgage Securities Corp.
 Series 2005-GG4 Class A4
 4.761%, due 7/10/39 (e) .............................      650,000      600,235

See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS

                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ----------   -----------
Financials  (continued)
GS Mortgage Securities Corp. (continued)
 Series 2004-GG2 Class A6
 5.396%, due 8/10/38 (e) ...........................    $  250,000   $   241,835
Merrill Lynch Mortgage Investors, Inc.
 Series 2006-A3 Class 3A1
 5.869%, due 5/25/36 (e) ...........................       470,476       468,041
Residential Accredit Loans, Inc.
 Series 2006-QA1 Class A21
 6.008%, due 1/25/36 (e) ...........................       405,582       404,545
                                                                     -----------
                                                                       2,624,389
                                                                     -----------
Total Collateralized Mortgage Obligations
 (Cost $2,759,106) .................................                   2,657,768
                                                                     -----------
Total Fixed Income Securities
 (Cost $18,876,008) ................................                  18,236,152
                                                                     -----------
                                                          SHARES
                                                        ----------
INVESTMENT COMPANY 1.4%
Capital Markets - 1.4%
o S&P 500 Index-SPDR Trust, Series 1 (b)(d) ........         6,351       807,276
                                                                     -----------
Total Investment Company
 (Cost $792,867) ...................................                     807,276
                                                                     -----------
                                                        PRINCIPAL
                                                          AMOUNT
                                                        ----------
SHORT-TERM INVESTMENTS 9.9%
Repurchase Agreement - 4.7%
Morgan Stanley & Co.
 5.42%, dated 6/30/06
 due 7/3/06
 Proceeds at Maturity $2,742,634
 (Collateralized by various bonds
 with a Principal Amount of
 $3,224,915 and a Market Value
 of $2,822,879) (i) ................................    $2,741,396     2,741,396
                                                                     -----------
Total Repurchase Agreement
 (Cost $2,741,396) .................................                   2,741,396
                                                                     -----------
Time Deposits - 3.1%
Calyon
 5.265%, due 8/2/06 (i) .................................    591,932     591,932
Credit Suisse First Boston Corp.
 5.305%, due 7/27/06 (i) ................................    591,932     591,932
Fortis Bank
 5.26%, due 7/7/06 (i) ..................................    591,932     591,932
                                                                       ---------
Total Time Deposits
 (Cost $1,775,796) ......................................              1,775,796
                                                                       ---------
U.S. Government Agency - 2.1%
Federal National Mortgage Association
 (Discount Notes)
 4.931%, due 7/13/06 (f) ................................    395,000     394,435
 5.287%, due 9/6/06 (f) .................................    845,000     837,020
                                                                       ---------
Total U.S. Government Agency
 (Cost $1,231,199) ......................................              1,231,455
                                                                       ---------
Total Short-Term Investments
 (Cost $5,748,391) ......................................              5,748,647
                                                                       ---------
Total Investments
 (Cost $60,619,635) (j) ................................    106.5%  $ 61,562,588
Liabilities in Excess of
 Cash and Other Assets .................................    (6.5)    (3,755,114)
                                                            -----   ------------
Net Assets .............................................    100.0%  $ 57,807,474
                                                            =====   ============

o Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

(a)  Non-income producing security.

(b)  Represents security, or a portion thereof, which is out on loan.

(c)  REIT - Real Estate Investment Trust.

(d) Exchange Traded Fund - represents a basket of securities that are traded on an exchange.

(e)  Floating/variable rate. Rate shown is the rate in effect at June 30, 2006.

(f)  Segregated as collateral for TBAs.

(g) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at June 30, 2006 is $1,331,625.

(h) Treasury Inflation Indexed Security - Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(i) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(j) Aggregate cost for federal income tax purposes is $60,804,980 and net unrealized appreciation is as follows:

Gross unrealized appreciation   $ 2,800,642
Gross unrealized depreciation    (2,043,034)
                                -----------
Net unrealized appreciation     $   757,608
                                ===========

See accompanying notes to financial statements.

BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006

ASSETS:
 Investment in securities at value
   (cost $60,619,635) including $4,392,751
   market value of securities loaned ............................   $61,562,588
 Cash-interest bearing accounts .................................     1,766,885
 Receivable for securities sold .................................       909,249
 Dividends and interest receivable ..............................       261,061
 Receivable for fund shares sold ................................        81,134
 Receivable from Advisor, net ...................................         8,154
 Other assets ...................................................        24,873
                                                                    -----------
    Total assets ................................................    64,613,944
                                                                    -----------
LIABILITIES:
 Securities lending collateral ..................................     4,517,192
 Payable for securities purchased ...............................     2,238,239
 Custodian fees payable .........................................        17,688
 Payable for fund shares redeemed ...............................         9,582
 Transfer agent fees payable ....................................         7,149
 Legal fees payable .............................................         7,040
 Accounting fees payable ........................................         3,712
 Administration fees payable ....................................         3,363
 12B-1 fees payable .............................................         1,483
 Trustees fees payable ..........................................           575
 Accrued expenses ...............................................           447
                                                                    -----------
    Total liabilities ...........................................     6,806,470
                                                                    -----------
Net Assets ......................................................   $57,807,474
                                                                    ===========
NET ASSETS CONSIST OF:
 Capital paid-in ................................................   $61,926,592
 Accumulated undistributed net investment income ................        62,084
 Accumulated net realized loss on investments ...................    (5,124,155)
 Net unrealized appreciation on investments .....................       942,953
                                                                    -----------
                                                                    $57,807,474
                                                                    ===========
Net Assets:
 Class McMorgan .................................................   $50,491,336
 Class Z ........................................................     7,316,138
                                                                    -----------
                                                                    $57,807,474
                                                                    ===========
Shares Outstanding:
 Class McMorgan .................................................     2,817,664
                                                                    ===========
 Class Z ........................................................       408,471
                                                                    ===========
Net asset value and redemption price per share:
 Class McMorgan .................................................   $     17.92
                                                                    ===========
 Class Z ........................................................   $     17.91
                                                                    ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2006

INVESTMENT INCOME:
 Interest .......................................................   $ 1,092,416
 Dividends ......................................................       806,158
 Income from securities loaned - net ............................         4,712
                                                                    -----------
    Total investment income .....................................     1,903,286
                                                                    -----------
Expenses:
 Investment advisory fees (Note F) ..............................       297,196
 Transfer agent fees ............................................        60,622
 Custodian fees .................................................        54,135
 Accounting fees ................................................        45,020
 Administration fees ............................................        44,661
 Registration expenses ..........................................        32,765
 Auditing fees ..................................................        24,500
 Legal fees .....................................................        24,476
 Insurance fees .................................................        23,328
 12B-1 distribution fees (Class Z) ..............................        18,389
 Trustees fees ..................................................        14,435
 Report to shareholder expense ..................................        10,851
 Miscellaneous expenses .........................................         7,201
                                                                    -----------
    Total expenses ..............................................       657,579
 Expenses reimbursed (Note F) ...................................      (242,578)
                                                                    -----------
    Net expenses ................................................       415,001
                                                                    -----------
Net investment income ...........................................     1,488,285
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments ...............................     3,588,233
 Net change in unrealized appreciation on investments ...........    (1,149,554)
                                                                    -----------
 Net realized and unrealized gain on investments ................     2,438,679
                                                                    -----------
Increase in net assets from operations ..........................   $ 3,926,964
                                                                    ===========

See accompanying notes to financial statements.

BALANCED FUND                                                     MCMORGAN FUNDS

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         FOR THE         FOR THE
                                                                                                        YEAR ENDED     YEAR ENDED
                                                                                                        6/30/2006       6/30/2005
                                                                                                       ------------   ------------
DECREASE IN NET ASSETS:
Operations:
 Net investment income ............................................................................    $  1,488,285   $  2,008,977
 Net realized gain on investments .................................................................       3,588,233      3,919,633
 Net realized gain on redemption-in-kind ..........................................................              --      3,409,747
 Net change in unrealized appreciation on investments .............................................      (1,149,554)    (2,100,869)
                                                                                                       ------------   ------------
 Increase in net assets ...........................................................................       3,926,964      7,237,488
                                                                                                       ------------   ------------
Dividends to shareholders:
 From net investment income:
  Class McMorgan shares............................................................................      (1,320,497)    (1,908,919)
  Class Z shares...................................................................................        (150,633)      (148,201)
                                                                                                       ------------   ------------
 Total dividends to shareholders ..................................................................      (1,471,130)    (2,057,120)
                                                                                                       ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
  Class McMorgan shares............................................................................       7,391,368      7,695,458
  Class Z shares...................................................................................         892,751        750,905
 Net asset value of shares issued to shareholders in reinvestment of dividends:
  Class McMorgan shares............................................................................       1,307,062      1,846,874
  Class Z shares...................................................................................         150,633        148,200
                                                                                                       ------------   ------------
                                                                                                          9,741,814     10,441,437
 Cost of shares redeemed:
  Class McMorgan shares............................................................................     (24,313,706)   (70,869,458)
  Class Z shares...................................................................................      (1,157,865)    (1,473,923)
                                                                                                       ------------   ------------
 Decrease in net assets derived from capital share transactions ...................................     (15,729,757)   (61,901,944)
                                                                                                       ------------   ------------
 Total decrease in net assets .....................................................................     (13,273,923)   (56,721,576)
Net Assets:
 Beginning of year ................................................................................      71,081,397    127,802,973
                                                                                                       ------------   ------------
 End of year (including undistributed net investment income of $62,084 and $44,929, respectively)..    $ 57,807,474   $ 71,081,397
                                                                                                       ============   ============

See accompanying notes to financial statements.

BALANCED FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout each year presented.


                                                                                                 CLASS MCMORGAN
                                                                                               YEAR ENDED JUNE 30,
                                                                              ----------------------------------------------------
                                                                                2006      2005       2004        2003       2002
                                                                              -------    -------   --------    --------   --------
Net asset value, beginning of year ........................................   $ 17.36    $ 16.64   $  15.52    $  15.51   $  18.15
                                                                              -------    -------   --------    --------   --------
 Income from investment operations:
 Net investment income ....................................................      0.42       0.38(b)(c) 0.34        0.44       0.48
 Net realized and unrealized gain (loss) on investments ...................      0.55       0.72       1.12        0.02      (2.16)
                                                                              -------    -------   --------    --------   --------
  Total from investment operations.........................................      0.97       1.10       1.46        0.46      (1.68)
                                                                              -------    -------   --------    --------   --------
 Less dividends and distributions:
 From net investment income ...............................................     (0.41)     (0.38)     (0.34)      (0.45)     (0.48)
 From capital gains .......................................................        --         --         --       (0.00) (a) (0.48)
                                                                              -------    -------   --------    --------   --------
  Total dividends and distributions........................................     (0.41)     (0.38)     (0.34)      (0.45)     (0.96)
                                                                              -------    -------   --------    --------   --------
Net asset value, end of year ..............................................   $ 17.92    $ 17.36   $  16.64    $  15.52   $  15.51
                                                                              =======    =======   ========    ========   ========
Total return ..............................................................      5.62%      6.65%      9.50%       3.16%     (9.65)%
Ratios/Supplemental Data:
 Net assets, end of year (in 000's) .......................................   $50,491    $63,886   $120,325    $125,658   $161,436
 Ratio of expenses to average net assets before reimbursement
   of expenses by Advisor .................................................      0.97%      0.84%      0.72%       0.70%      0.67%
 Ratio of expenses to average net assets after reimbursement
   of expenses by Advisor .................................................      0.60%      0.60%      0.60%       0.60%      0.60%
 Ratio of net investment income to average net assets before
   reimbursement of expenses by Advisor ...................................      1.91%      1.75%(b)   1.98%       2.79%      2.70%
 Ratio of net investment income to average net assets after
   reimbursement of expenses by Advisor ...................................      2.28%      1.99%(b)   2.10%       2.89%      2.77%
 Portfolio turnover .......................................................       153%(d)    177%(d) 101.99%      56.23%     45.80%

See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS

                                                                                                      CLASS Z
                                                                                                  YEAR ENDED JUNE 30,
                                                                                  ------------------------------------------------
                                                                                   2006      2005         2004      2003     2002
                                                                                  ------    ------      -------    ------   ------
Net asset value, beginning of year ...........................................    $17.35    $16.63      $ 15.52    $15.51   $18.15
                                                                                  ------    ------      -------    ------   ------
 Income from investment operations:
 Net investment income .......................................................      0.37      0.28(b)(c)   0.30      0.40     0.43
 Net realized and unrealized gain (loss) on investments ......................      0.56      0.78         1.11      0.03    (2.16)
                                                                                  ------    ------      -------    ------   ------
  Total from investment operations ...........................................      0.93      1.06         1.41      0.43    (1.73)
                                                                                  ------    ------      -------    ------   ------
 Less dividends and distributions:
 From net investment income ..................................................     (0.37)    (0.34)       (0.30)    (0.42)   (0.43)
 From capital gains ..........................................................        --        --           --     (0.00)(a)(0.48)
                                                                                  ------    ------      -------    ------   ------
  Total dividends and distributions ..........................................     (0.37)    (0.34)       (0.30)    (0.42)   (0.91)
                                                                                  ------    ------      -------    ------   ------
Net asset value, end of year .................................................    $17.91    $17.35      $ 16.63    $15.52   $15.51
                                                                                  ======    ======      =======    ======   ======
Total return .................................................................      5.36%     6.40%        9.17%     2.90%   (9.87)%
Ratios/Supplemental Data:
 Net assets, end of year (in 000's) ..........................................    $7,316    $7,195      $ 7,478    $6,892   $6,842
 Ratio of expenses to average net assets before reimbursement
   of expenses by Advisor ....................................................      1.22%     1.09%        0.97%     0.95%    0.92%
 Ratio of expenses to average net assets after reimbursement
   of expenses by Advisor ....................................................      0.85%     0.85%        0.85%     0.85%    0.85%
 Ratio of net investment income to average net assets before
   reimbursement of expenses by Advisor ......................................      1.66%     1.50%(b)     1.73%     2.54%    2.45%
 Ratio of net investment income to average net assets after
   reimbursement of expenses by Advisor ......................................      2.03%     1.74%(b)     1.85%     2.64%    2.52%
 Portfolio turnover ..........................................................       153%(d)   177%(d)   101.99%    56.23%   45.80%

----------
(a)  Less than one cent per share.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.06 per share and 0.20%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.

(c)  Per share data based on average shares outstanding during the year.

(d) The portfolio turnover not including mortgage dollar rolls for the years ended June 30, 2006 and 2005 is 93% and 133%, respectively.

See accompanying notes to financial statements.

EQUITY INVESTMENT FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006

COMMON STOCKS 98.8%

                                                            SHARES      VALUE
                                                            ------   -----------
Consumer Discretionary - 8.6%
Aeropostale, Inc. (a) ...................................      897   $    25,914
American Eagle Outfitters, Inc. (b) .....................    6,089       207,270
American Greetings Corp. Class A ........................    2,871        60,320
AnnTaylor Stores Corp. (a) ..............................    3,357       145,627
Apollo Group, Inc. Class A (a)(b) .......................    5,782       298,756
ArvinMeritor, Inc. (b) ..................................    1,181        20,301
AutoNation, Inc. (a) ....................................    5,616       120,407
AutoZone, Inc. (a) ......................................    2,107       185,837
Barnes & Noble, Inc. ....................................    2,425        88,512
Best Buy Co., Inc. ......................................    8,174       448,262
Big Lots, Inc. (a) ......................................    3,691        63,042
Black & Decker Corp. (The) ..............................    1,237       104,477
Blyth, Inc. .............................................      639        11,796
Bob Evans Farms, Inc. ...................................      285         8,553
Brinker International, Inc. .............................    1,387        50,348
Career Education Corp. (a)(b) ...........................    4,483       133,997
CBRL Group, Inc. ........................................      244         8,276
CBS Corp. Class B .......................................   35,689       965,387
Circuit City Stores, Inc. ...............................    7,094       193,099
Claire's Stores, Inc. ...................................    4,569       116,555
Clear Channel Communications, Inc. ......................    8,744       270,627
Corinthian Colleges, Inc. (a) ...........................    2,804        40,265
Darden Restaurants, Inc. ................................    6,034       237,740
DeVry, Inc. (a) (b) .....................................      501        11,007
Dillards, Inc. Class A ..................................    1,016        32,360
Dollar Tree Stores, Inc. (a)(b) .........................    4,934       130,751
Eastman Kodak Co. (b) ...................................    4,544       108,056
Emmis Communications Corp. Class A (a) ..................      621         9,712
Entercom Communications Corp. ...........................      517        13,525
Ford Motor Co. (b) ......................................   69,437       481,198
Furniture Brands International, Inc. (b) ................    2,367        49,328
Gap, Inc. (The) .........................................   26,246       456,680
Goodyear Tire & Rubber Co. (The) (a)(b) .................    5,616        62,338
Harley-Davidson, Inc. ...................................    9,715       533,256
Hasbro, Inc. ............................................    6,664       120,685
Home Depot, Inc. (The) ..................................    5,072       181,527
International Game Technology ...........................    5,547       210,453
ITT Educational Services, Inc. (a) ......................      596        39,223
J.C. Penney Co., Inc. ...................................   10,735       724,720
Jones Apparel Group, Inc. ...............................    5,292       168,233
Kohl's Corp. (a) ........................................    5,602       331,190
Lear Corp. ..............................................      526        11,682
Leggett & Platt, Inc. ...................................    2,980        74,440
Lennar Corp. Class A ....................................    1,273        56,483
Limited Brands, Inc. ....................................    8,412       215,263
Liz Claiborne, Inc. .....................................    2,503        92,761
Mattel, Inc. ............................................    6,380       105,334
McClatchy Co. (The) Class A .............................       89         3,552
McDonald's Corp. ........................................   20,463       687,557
McGraw-Hill Cos., Inc. (The) ............................   17,034       855,618
Michaels Stores, Inc. ...................................    2,102        86,686
Modine Manufacturing Co. ................................      285         6,658
Newell Rubbermaid, Inc. .................................   12,684       327,628
Nordstrom, Inc. .........................................    2,911       106,251
Office Depot, Inc. (a) ..................................   13,747       522,386
OfficeMax, Inc. .........................................    1,157        47,148
Omnicom Group, Inc. .....................................    5,155       459,259
Payless ShoeSource, Inc. (a) ............................    3,169        86,102
PETsMART, Inc. ..........................................    2,232   $    57,139
RadioShack Corp. (b) ....................................    1,801        25,214
Rent-A-Center, Inc. (a)(b) ..............................    3,229        80,273
Ross Stores, Inc. .......................................    1,981        55,567
Ryland Group, Inc. (The) ................................      370        16,121
Saks, Inc. ..............................................    1,068        17,270
Scholastic Corp. (a) ....................................    1,090        28,307
Sears Holdings Corp. (a)(b) .............................    2,402       371,926
Sherwin-Williams Co. (The) ..............................    4,523       214,752
Snap-On, Inc. ...........................................      947        38,278
Sotheby's Holdings, Inc. Class A (a) ....................    1,735        45,544
Starbucks Corp. (a) .....................................   18,679       705,319
Starwood Hotels & Resorts Worldwide, Inc.................    1,707       103,000
Thor Industries, Inc. (b) ...............................    1,401        67,878
Timberland Co. Class A (a) ..............................    1,336        34,870
Time Warner, Inc. .......................................    2,290        39,617
TJX Cos., Inc. (The) ....................................    3,229        73,815
Tupperware Corp. ........................................    1,296        25,518
Univision Communications, Inc. Class A (a) ..............    1,902        63,717
Walt Disney Co. (The) ...................................   33,325       999,750
Westwood One, Inc. ......................................    1,972        14,790
Whirlpool Corp. .........................................      545        45,044
Yum! Brands, Inc. .......................................   11,319       569,006
                                                                     -----------
                                                                      14,907,133
                                                                     -----------
Consumer Staples - 6.2%
Altria Group, Inc. ......................................   15,561     1,142,644
Archer-Daniels-Midland Co. ..............................   30,126     1,243,601
Avon Products, Inc. .....................................    7,365       228,315
Campbell Soup Co. .......................................      124         4,602
Church & Dwight Co., Inc. ...............................    2,470        89,957
Coca-Cola Co. (The) .....................................   22,797       980,727
Coca-Cola Enterprises, Inc. .............................    2,389        48,664
Colgate-Palmolive Co. ...................................    3,205       191,979
ConAgra Foods, Inc. .....................................   11,047       244,249
Dean Foods Co. (a) ......................................    4,003       148,872
Energizer Holdings, Inc. (a) ............................      530        31,042
Estee Lauder Cos., Inc. (The) Class A ...................      931        36,002
General Mills, Inc. .....................................   15,100       780,066
H.J. Heinz Co. ..........................................    5,533       228,070
Kimberly-Clark Corp. ....................................   21,272     1,312,482
McCormick & Co., Inc. ...................................    1,846        61,933
Pepsi Bottling Group, Inc. (The) ........................    4,442       142,810
PepsiAmericas, Inc. .....................................    1,481        32,745
PepsiCo, Inc. ...........................................    6,294       377,892
Procter & Gamble Co. (The) ..............................   29,748     1,653,989
Reynolds American, Inc. (b) .............................    3,932       453,360
Sara Lee Corp. ..........................................   16,791       268,992
SUPERVALU, Inc. .........................................    7,623       234,026
UST, Inc. (b) ...........................................    3,540       159,973
Wal-Mart Stores, Inc. ...................................   13,332       642,202
                                                                     -----------
                                                                      10,739,194
                                                                     -----------
Energy - 9.9%
Anadarko Petroleum Corp. (b) ............................    4,010       191,237
Baker Hughes, Inc. ......................................    1,646       134,725
BJ Services Co. .........................................    2,722       101,422
Cameron International Corp. (a) .........................      959        45,811
Chevron Corp. ...........................................   29,767     1,847,340
ConocoPhillips ..........................................    6,799       445,538

See accompanying notes to financial statements.

                                                                  MCMORGAN FUNDS

                                                            SHARES      VALUE
                                                           -------   -----------
Energy (continued)
Devon Energy Corp. .....................................    16,594   $ 1,002,444
o ExxonMobil Corp. .....................................   109,565     6,721,813
Grant Prideco, Inc. (a) ................................     1,768        79,118
Helmerich & Payne, Inc. ................................       711        42,845
Hess Corp. (b) .........................................     1,266        66,908
Kerr-McGee Corp. .......................................     3,401       235,859
Marathon Oil Corp. .....................................     7,788       648,740
Noble Energy, Inc. .....................................     8,242       386,220
Occidental Petroleum Corp. .............................     4,175       428,146
Overseas Shipholding Group, Inc. .......................       751        44,422
Peabody Energy Corp. ...................................        71         3,958
Pioneer Natural Resources Co. ..........................     1,083        50,262
Pogo Producing Co. (b) .................................     2,703       124,608
Pride International, Inc. (a) ..........................     2,185        68,238
Rowan Cos., Inc. .......................................       922        32,814
Schlumberger, Ltd. .....................................    28,038     1,825,554
Southwestern Energy Co. (a) ............................     2,104        65,561
Sunoco, Inc. ...........................................     3,998       277,021
Tidewater, Inc. ........................................       337        16,580
Transocean, Inc. (a) ...................................    15,026     1,206,888
Valero Energy Corp. ....................................    13,481       896,756
                                                                     -----------
                                                                      16,990,828
                                                                     -----------
Financials - 23.4%
ACE, Ltd. ..............................................    12,400       627,316
AFLAC, Inc. ............................................    22,612     1,048,066
Allstate Corp. (The) ...................................    29,653     1,622,909
Ambac Financial Group, Inc. ............................     2,574       208,751
American Express Co. ...................................    32,669     1,738,644
American Financial Group, Inc. .........................     2,154        92,407
American International Group, Inc. .....................    27,886     1,646,668
AmeriCredit Corp. (a) ..................................     6,073       169,558
Ameriprise Financial, Inc. .............................    11,461       511,972
AmerUs Group Co. .......................................       438        25,645
AmSouth Bancorporation .................................     7,427       196,444
AON Corp. ..............................................    14,790       514,988
Arthur J. Gallagher & Co. (b) ..........................     2,815        71,332
Bank of America Corp. ..................................    44,595     2,145,019
Bank of Hawaii Corp. ...................................       805        39,928
Bank of New York Co., Inc. (The) .......................    29,491       949,610
BB&T Corp. .............................................     5,537       230,284
Capital One Financial Corp. ............................     9,766       834,505
Charles Schwab Corp. (The) .............................    47,545       759,769
Chubb Corp. (The) ......................................    18,056       900,994
CIT Group, Inc. ........................................     1,683        88,004
o Citigroup, Inc. ......................................    83,763     4,040,727
Comerica, Inc. .........................................     7,531       391,537
Cullen/Frost Bankers, Inc. .............................       632        36,214
E*Trade Financial Corp. (a) ............................     8,331       190,113
Equity Office Properties Trust (REIT) (c) ..............     8,971       327,531
Everest Re Group, Ltd. .................................       508        43,978
Fannie Mae .............................................    35,825     1,723,182
Federated Investors, Inc. Class B ......................     1,163        36,634
Fidelity National Financial, Inc. ......................     2,853       111,124
Fifth Third Bancorp ....................................     4,372       161,545
First American Corp. (b) ...............................     1,548        65,434
First Horizon National Corp. ...........................       967        38,873
FirstMerit Corp. .......................................       624        13,067
Franklin Resources, Inc. ...............................     3,725       323,367
Genworth Financial, Inc. Class A .......................     5,859       204,128
Goldman Sachs Group, Inc. (The) ........................     9,053   $ 1,361,843
Hanover Insurance Group, Inc. (The) ....................       425        20,170
Hartford Financial Services Group, Inc. (The)...........     4,858       410,987
HCC Insurance Holdings, Inc. ...........................     4,997       147,112
Horace Mann Educators Corp. ............................       690        11,696
Janus Capital Group, Inc. ..............................     9,890       177,031
Jefferies Group, Inc. ..................................     4,594       136,120
o JPMorgan Chase & Co...................................    56,145     2,358,090
KeyCorp ................................................     8,836       315,268
LaBranche & Co., Inc. (a)(b) ...........................       530         6,418
Legg Mason, Inc. .......................................     1,679       167,094
Lehman Brothers Holdings, Inc. .........................    10,906       710,526
Leucadia National Corp. ................................     5,304       154,824
Lincoln National Corp. .................................     3,781       213,400
Loews Corp. ............................................    18,749       664,652
Longview Fibre Co. (REIT) (c) ..........................       829        15,826
Mercury General Corp. ..................................       279        15,727
Merrill Lynch & Co., Inc. ..............................     5,257       365,677
MetLife, Inc. (b) ......................................    33,634     1,722,397
MGIC Investment Corp. ..................................     1,440        93,600
Moody's Corp. ..........................................     7,301       397,612
National City Corp. ....................................    20,539       743,306
New Plan Excel Realty Trust (REIT) (c) .................     1,718        42,417
North Fork Bancorporation, Inc. ........................    11,936       360,109
Northern Trust Corp. ...................................     6,967       385,275
Old Republic International Corp. .......................    10,539       225,218
PMI Group, Inc. (The) ..................................     1,409        62,813
Principal Financial Group, Inc. ........................    12,849       715,047
Progressive Corp. (The) ................................     2,124        54,608
Protective Life Corp. ..................................     3,227       150,443
Prudential Financial, Inc. .............................    22,135     1,719,890
Radian Group, Inc. .....................................     3,809       235,320
Raymond James Financial, Inc. ..........................     4,013       121,474
Regions Financial Corp. (b) ............................     3,529       116,880
SAFECO Corp. ...........................................     3,961       223,202
SEI Investments Co. ....................................     1,038        50,737
Shurgard Storage Centers, Inc.
   Class A (REIT) (c)...................................     2,638       164,875
St. Paul Travelers Cos., Inc. (The) ....................    12,123       540,443
StanCorp Financial Group, Inc. .........................     1,331        67,761
State Street Corp. .....................................     2,610       151,615
T. Rowe Price Group, Inc. (b) ..........................     6,443       243,610
Torchmark Corp. ........................................     1,694       102,860
UnumProvident Corp. (b) ................................    12,177       220,769
W.R. Berkley Corp. .....................................     7,736       264,030
Wachovia Corp. .........................................     7,827       423,284
Waddell & Reed Financial, Inc. Class A .................     2,052        42,189
Washington Mutual, Inc. ................................     6,603       300,965
Wells Fargo & Co. ......................................    14,327       961,055
XL Capital, Ltd. Class A (b) ...........................     2,261       138,599
                                                                     -----------
                                                                      40,425,131
                                                                     -----------
Health Care - 11.0%
Abbott Laboratories ....................................    17,372       757,593
Aetna, Inc. ............................................    26,673     1,065,053
AmerisourceBergen Corp. ................................     9,634       403,857
Amgen, Inc. (a) ........................................    26,541     1,731,269
Applera Corp.- Applied Biosystems Group ................     8,515       275,460
Baxter International, Inc. .............................    10,064       369,953
Becton, Dickinson & Co. ................................    11,464       700,794

See accompanying notes to financial statements.

                                                            SHARES      VALUE
                                                           -------   -----------
Health Care (continued)
Biogen Idec, Inc. (a) ..................................     8,247   $   382,084
Boston Scientific Corp. (a) ............................       979        16,486
Cardinal Health, Inc. ..................................    15,935     1,025,099
Caremark Rx, Inc. ......................................     1,160        57,849
Coventry Health Care, Inc. (a) .........................     7,418       407,545
DENTSPLY International, Inc. ...........................       633        38,360
Forest Laboratories, Inc. (a) ..........................    12,623       488,384
HCA, Inc. ..............................................     5,524       238,361
Health Net, Inc. (a) ...................................     1,573        71,052
Henry Schein, Inc. (a) .................................       701        32,758
Humana, Inc. (a) .......................................     6,213       333,638
Johnson & Johnson ......................................    28,083     1,682,733
King Pharmaceuticals, Inc. (a)(b) ......................    11,167       189,839
Laboratory Corp. of America Holdings (a) ...............     4,043       251,596
Lincare Holdings, Inc. (a) .............................     4,433       167,745
Manor Care, Inc. (b) ...................................     3,657       171,586
McKesson Corp. .........................................    14,117       667,452
Medicis Pharmaceutical Corp. Class A ...................       895        21,480
Merck & Co., Inc. ......................................    64,586     2,352,868
Mylan Laboratories, Inc. ...............................    10,037       200,740
PerkinElmer, Inc. ......................................     2,810        58,729
o Pfizer, Inc. .......................................     151,610     3,558,287
STERIS Corp. ...........................................     1,089        24,895
Techne Corp. (a) .......................................       330        16,804
UnitedHealth Group, Inc. ...............................     8,395       375,928
Universal Health Services, Inc. Class B ................     2,054       103,234
Varian Medical Systems, Inc. (a) .......................     3,916       185,423
Varian, Inc. (a) .......................................     1,188        49,314
Waters Corp. (a) .......................................     1,772        78,677
Watson Pharmaceuticals, Inc. (a) .......................     4,638       107,973
Wellpoint, Inc. (a) ....................................     4,711       342,819
                                                                     -----------
                                                                      19,003,717
                                                                     -----------
Industrials - 11.9%
AGCO Corp. (a) .........................................       826        21,740
Allied Waste Industries, Inc. (a)(b) ...................     3,665        41,634
American Standard Cos., Inc. ...........................       118         5,106
Boeing Co. (The) .......................................    26,151     2,142,028
Brink's Co. (The) ......................................       411        23,185
Burlington Northern Santa Fe Corp. .....................    17,127     1,357,315
C.H. Robinson Worldwide, Inc. ..........................     5,070       270,231
Carlisle Cos., Inc. ....................................       481        38,143
Caterpillar, Inc. ......................................     8,386       624,589
Cooper Industries, Ltd. Class A ........................     2,310       214,645
Corporate Executive Board Co. ..........................     1,487       148,997
Crane Co. ..............................................     2,322        96,595
CSX Corp. ..............................................     6,682       470,680
Cummins, Inc. ..........................................     2,140       261,615
Danaher Corp. ..........................................     3,289       211,548
Deere & Co. ............................................     2,012       167,982
Dun & Bradstreet Corp. (a) .............................       915        63,757
Eaton Corp. ............................................     1,173        88,444
Emerson Electric Co. ...................................     6,064       508,224
Equifax, Inc. ..........................................     2,103        72,217
Expeditors International of Washington, Inc. ...........     5,183       290,300
Fastenal Co. ...........................................       376        15,149
Federal Signal Corp. ...................................       419         6,344
Flowserve Corp. (a) ....................................     1,634        92,975
Fluor Corp. ............................................     2,581       239,852
General Dynamics Corp. .................................     2,162   $   141,525
o General Electric Co. .................................   123,412     4,067,660
Graco, Inc. ............................................       540        24,829
Granite Construction, Inc. .............................       981        44,410
Illinois Tool Works, Inc. ..............................     3,137       149,008
Jacobs Engineering Group, Inc. (a) .....................       780        62,119
Joy Global, Inc. .......................................     4,952       257,950
Korn/Ferry International (a) ...........................       482         9,442
Lincoln Electric Holdings, Inc. ........................       333        20,862
Lockheed Martin Corp. ..................................    16,455     1,180,482
Manpower, Inc. .........................................     2,137       138,050
Masco Corp. (b) ........................................    19,114       566,539
Monster Worldwide, Inc. (a) ............................     1,039        44,324
MSC Industrial Direct Co. Class A ......................     1,777        84,532
Nordson Corp. ..........................................     1,270        62,459
Norfolk Southern Corp. .................................    15,688       834,915
Northrop Grumman Corp. .................................     8,376       536,567
Oshkosh Truck Corp. ....................................     1,207        57,357
Parker Hannifin Corp. ..................................     2,593       201,217
Precision Castparts Corp. ..............................     1,122        67,051
Quanta Services, Inc. (a)(b) ...........................     3,903        67,639
Raytheon Co. ...........................................    20,565       916,582
Republic Services, Inc. ................................     3,603       145,345
Robert Half International, Inc. ........................     4,802       201,684
Rockwell Collins, Inc. .................................     2,747       153,475
Ryder System, Inc. .....................................       481        28,105
Southwest Airlines Co. .................................    32,490       531,861
Swift Transportation Co., Inc. (a) .....................       420        13,339
Teleflex, Inc. .........................................     1,847        99,775
Thomas & Betts Corp. (a) ...............................     2,006       102,908
Tyco International, Ltd. ...............................    12,618       346,995
Union Pacific Corp. ....................................     6,479       602,288
United Parcel Service, Inc. Class B ....................     3,473       285,932
United Rentals, Inc. (a)(b) ............................     1,671        53,439
United Technologies Corp. ..............................     6,030       382,423
Waste Management, Inc. .................................    17,792       638,377
                                                                     -----------
                                                                      20,594,760
                                                                     -----------
Information Technology - 17.0%
Acxiom Corp. ...........................................     3,578        89,450
Advanced Micro Devices, Inc. (a) .......................       148         3,614
Advent Software, Inc. (a) ..............................       137         4,942
Agilent Technologies, Inc. (a) .........................    12,486       394,058
Altera Corp. (a) .......................................     9,835       172,604
Analog Devices, Inc. ...................................     3,111        99,988
Apple Computer, Inc. (a) ...............................    13,843       790,712
Applied Materials, Inc. ................................    11,333       184,501
Arrow Electronics, Inc. (a) ............................     2,228        71,742
Atmel Corp. (a) ........................................     7,030        39,017
Automatic Data Processing, Inc. ........................     4,529       205,390
Avaya, Inc. (a) ........................................     3,217        36,738
BMC Software, Inc. (a) .................................     9,857       235,582
CA, Inc. (b) ...........................................    21,065       432,886
CDW Corp. ..............................................     1,531        83,669
Ceridian Corp. (a) .....................................     6,687       163,430
Ciena Corp. (a) ........................................     4,647        22,352
o Cisco Systems, Inc. (a) ..............................   146,988     2,870,676
Citrix Systems, Inc. (a) ...............................     8,204       329,309
CommScope, Inc. (a) ....................................       455        14,296
Computer Sciences Corp. (a) ............................     8,578       415,518

See accompanying notes to financial statements.

                                                                  MCMORGAN FUNDS

                                                            SHARES      VALUE
                                                           -------   -----------
Information Technology (continued)
Compuware Corp. (a) ....................................    17,484   $   117,143
Convergys Corp. (a) ....................................     2,214        43,173
CSG Systems International, Inc. (a) ....................     2,179        53,908
Dell, Inc. (a) .........................................    75,607     1,845,567
DST Systems, Inc. (a) ..................................       868        51,646
Dycom Industries, Inc. (a) .............................       332         7,068
Electronic Data Systems Corp. ..........................     4,078        98,117
Fair Isaac Corp. (b) ...................................     3,003       109,039
First Data Corp. .......................................    28,611     1,288,639
Freescale Semiconductor, Inc. Class B (a) ..............     6,677       196,304
Google, Inc. Class A (a) ...............................       134        56,190
Harris Corp. ...........................................     1,840        76,378
o Hewlett-Packard Co. ..................................    76,255     2,415,758
Imation Corp. ..........................................       550        22,578
Intel Corp. ............................................   122,484     2,321,072
o International Business Machines Corp. (IBM) ..........    37,108     2,850,637
Intersil Corp. Class A .................................     5,603       130,270
Intuit, Inc. (a) .......................................     8,106       489,521
Jabil Circuit, Inc. ....................................     3,802        97,331
Lam Research Corp. (a) .................................     6,385       297,669
Lexmark International, Inc. (a) ........................     2,748       153,421
LSI Logic Corp. (a) ....................................     3,200        28,640
McAfee, Inc. (a) .......................................     6,761       164,089
Micrel, Inc. (a) .......................................       498         4,985
Micron Technology, Inc. (a) ............................    19,930       300,146
o Microsoft Corp........................................   177,248     4,129,878
Molex, Inc. ............................................     1,209        40,586
MoneyGram International, Inc. ..........................     1,409        47,836
Motorola, Inc. .........................................    75,834     1,528,055
MPS Group, Inc. (a) ....................................     3,906        58,824
National Semiconductor Corp. (b) .......................    15,627       372,704
NCR Corp. (a) ..........................................     4,428       162,242
Network Appliance, Inc. (a) ............................     2,972       104,912
Novell, Inc. (a) .......................................     5,259        34,867
Novellus Systems, Inc. (a) .............................     4,955       122,389
NVIDIA Corp. (a) .......................................    15,350       326,802
Oracle Corp. (a) .......................................       545         7,897
Palm, Inc. (a) .........................................       713        11,479
Plexus Corp. (a) .......................................     2,072        70,883
Polycom, Inc. (a) ......................................     3,315        72,665
QLogic Corp. (a) .......................................     6,260       107,922
QUALCOMM, Inc. .........................................     1,093        43,797
Reynolds & Reynolds Co. (The) Class A ..................     1,100        33,737
Sanmina-SCI Corp. (a) ..................................    15,735        72,381
Silicon Laboratories, Inc. (a) .........................     1,343        47,206
Solectron Corp. (a) ....................................    41,969       143,534
Sybase, Inc. (a) .......................................     1,478        28,673
Symantec Corp. (a)(b) ..................................     8,129       126,325
Synopsys, Inc. (a) .....................................     1,219        22,881
Tech Data Corp. (a) ....................................     1,834        70,261
Tektronix, Inc. ........................................     2,699        79,405
Tellabs, Inc. (a) ......................................    16,935       225,405
Texas Instruments, Inc. ................................    35,427     1,073,084
Transaction Systems Architects, Inc.
   Class A (a) .........................................       605        25,222
Unisys Corp. (a) .......................................     8,322        52,262
UTStarcom, Inc. (a) ....................................        72           561
VeriSign, Inc. (a)(b) ..................................     9,288       215,203
Western Digital Corp. (a) ..............................     1,014        20,087
                                                                     -----------
                                                                      29,359,728
                                                                     -----------
Materials - 3.1%
Airgas, Inc. ...........................................       948   $    35,313
Albemarle Corp. (b) ....................................       632        30,260
Commercial Metals Co. ..................................        80         2,056
Cytec Industries, Inc. .................................       656        35,201
Eastman Chemical Co. ...................................        55         2,970
Freeport-McMoran Copper & Gold, Inc. Class B (b) .......     8,463       468,935
Glatfelter .............................................       350         5,555
Hercules, Inc. (a) .....................................     1,833        27,972
Louisiana-Pacific Corp. ................................     4,851       106,237
Lyondell Chemical Co. ..................................     9,410       213,231
Martin Marietta Materials, Inc. ........................     1,362       124,146
MeadWestvaco Corp. .....................................     1,533        42,817
Monsanto Co. ...........................................     5,870       494,195
Newmont Mining Corp. ...................................     9,965       527,447
Nucor Corp. ............................................    14,291       775,287
Olin Corp. .............................................     3,333        59,761
Packaging Corp. of America .............................       476        10,482
Pactiv Corp. (a) .......................................     6,592       163,152
Phelps Dodge Corp. .....................................     9,537       783,560
PPG Industries, Inc. ...................................     1,312        86,592
Reliance Steel & Aluminum Co. ..........................       248        20,572
Rohm & Haas Co. ........................................     2,362       118,383
Sensient Technologies Corp. ............................     1,792        37,471
Steel Dynamics, Inc. ...................................     1,844       121,225
Temple-Inland, Inc. ....................................       944        40,469
United States Steel Corp. ..............................     5,110       358,313
Valspar Corp. (The) ....................................     1,666        43,999
Vulcan Materials Co. ...................................     3,062       238,836
Weyerhaeuser Co. .......................................     5,961       371,072
                                                                     -----------
                                                                       5,345,509
                                                                     -----------
Telecommunication Services - 3.5%
o BellSouth Corp........................................   118,554     4,291,655
CenturyTel, Inc. .......................................     5,634       209,303
Cincinnati Bell, Inc. (a) ..............................     5,144        21,090
Citizens Communications Co. ............................    15,209       198,477
Embarq Corp. (a) .......................................     1,170        47,958
Qwest Communications International, Inc. (a)(b).........    71,422       577,804
Verizon Communications, Inc. ...........................    20,418       683,799
                                                                     -----------
                                                                       6,030,086
                                                                     -----------
Utilities - 4.2%
AES Corp. (The) (a) ....................................    10,755       198,430
Allegheny Energy, Inc. (a) .............................     3,553       131,710
Alliant Energy Corp. ...................................     2,605        89,352
American Electric Power Co., Inc. ......................     3,876       132,753
CenterPoint Energy, Inc. ...............................     6,752        84,400
Constellation Energy Group, Inc. .......................    10,388       566,354
Duke Energy Corp. ......................................    11,441       336,022
Dynegy, Inc. Class A (a) ...............................     2,525        13,812
Edison International ...................................    14,971       583,869
Entergy Corp. ..........................................     1,632       115,464
Equitable Resources, Inc. ..............................     4,595       153,933
Exelon Corp. ...........................................     2,399       136,335
FirstEnergy Corp. ......................................     4,576       248,065
FPL Group, Inc. (b) ....................................    11,244       465,277
Great Plains Energy, Inc. (b) ..........................     2,255        62,824

See accompanying notes to financial statements.

                                                           SHARES       VALUE
                                                           ------   ------------
Utilities (continued)
KeySpan Corp. ..........................................    1,839   $     74,296
National Fuel Gas Co. ..................................    2,205         77,484
Nicor, Inc. (b) ........................................      957         39,716
OGE Energy Corp. .......................................       61          2,137
Pepco Holdings, Inc. ...................................    8,749        206,301
PG&E Corp. .............................................    4,693        184,341
Pinnacle West Capital Corp. ............................    2,294         91,554
PPL Corp. (b) ..........................................   11,326        365,830
Public Service Enterprise Group, Inc. ..................    2,156        142,555
Puget Energy, Inc. (b) .................................      976         20,964
SCANA Corp. ............................................    4,395        169,559
Southern Co. (The) (b) .................................   28,379        909,547
TXU Corp. ..............................................   21,592      1,290,986
Westar Energy, Inc. ....................................      733         15,430
Xcel Energy, Inc. ......................................   15,493        297,156
                                                                    ------------
                                                                       7,206,456
                                                                    ------------
Total Common Stocks
   (Cost $163,994,621) .................................             170,602,542
                                                                    ------------
INVESTMENT COMPANY 0.9%
Capital Markets - 0.9%
S&P 500 Index-SPDR Trust, Series 1 (b)(d) ..............   12,900      1,639,719
                                                                    ------------
Total Investment Company
   (Cost $1,624,557) ...................................               1,639,719
                                                                    ------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                       ----------
SHORT-TERM INVESTMENTS 6.1%
Repurchase Agreement - 3.7%
Morgan Stanley & Co.
   5.42%, dated 6/30/06 due 7/3/06
   Proceeds at Maturity $6,434,132
   (Collateralized by various bonds with a
   Principal Amount of $7,565,547 and a Market
   Value of $6,622,383) (e) ........................   $6,431,229      6,431,229
                                                                    ------------
Total Repurchase Agreement
   (Cost $6,431,229) ...............................                   6,431,229
                                                                    ------------
Time Deposits - 2.4%
Calyon
   5.265%, due 8/2/06 (e) ..........................    1,388,652      1,388,652
Credit Suisse First Boston Corp.
   5.305%, due 7/27/06 (e) .........................    1,388,652      1,388,652
Fortis Bank
   5.26%, due 7/7/06 (e) ...........................    1,388,652      1,388,652
                                                                    ------------
Total Time Deposits
   (Cost $4,165,956) ...............................                   4,165,956
                                                                    ------------
Total Short-Term Investments
   (Cost $10,597,185) ..............................                  10,597,185
                                                                    ------------
Total Investments
   (Cost $176,216,363) (f) .........................        105.8%   182,839,446
Liabilities in Excess of Cash and Other Assets .....         (5.8)   (10,103,610)
                                                       ----------   ------------
Net Assets                                                  100.0%  $172,735,836
                                                       ==========   ============

o Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

(a)  Non-income producing security.

(b)  Represents security, or a portion thereof, which is out on loan.

(c)  REIT - Real Estate Investment Trust.

(d) Exchange Traded Fund - represents a basket of securities that are traded on an exchange.

(e) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(f) Aggregate cost for federal income tax purposes is $177,642,722 and net unrealized appreciation is as follows:

Gross unrealized appreciation ...................................   $11,461,527
Gross unrealized depreciation ...................................    (6,264,803)
                                                                    -----------
Net unrealized appreciation .....................................   $ 5,196,724
                                                                    ===========

See accompanying notes to financial statements.

EQUITY INVESTMENT FUND                                            MCMORGAN FUNDS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006

ASSETS:
   Investment in securities at value
      (cost $176,216,363) including $10,228,143 market value
      of securities loaned .....................................   $182,839,446
   Cash-interest bearing accounts ..............................        748,046
   Receivable for securities sold ..............................        515,617
   Dividends and interest receivable ...........................        239,250
   Receivable for fund shares sold .............................         31,447
   Other assets ................................................         41,504
                                                                   ------------
      Total assets .............................................    184,415,310
                                                                   ------------
LIABILITIES:
   Securities lending collateral ...............................     10,597,185
   Payable for securities purchased ............................        891,977
   Payable to Advisor, net .....................................         87,962
   Payable for fund shares redeemed ............................         44,548
   Legal fees payable ..........................................         18,812
   Custody fees payable ........................................         14,103
   Administration fees payable .................................          8,018
   Transfer agent fees payable .................................          7,857
   Accounting fees payable .....................................          5,116
   12B-1 fees payable ..........................................          2,584
   Trustees fees payable .......................................          1,072
   Accrued expenses ............................................            240
                                                                   ------------
      Total liabilities ........................................     11,679,474
                                                                   ------------
Net Assets .....................................................   $172,735,836
                                                                   ============
NET ASSETS CONSIST OF:
   Capital paid-in .............................................   $183,013,902
   Accumulated undistributed net investment income .............        100,887
   Accumulated net realized loss on investments ................    (17,002,036)
   Net unrealized appreciation on investments ..................      6,623,083
                                                                   ------------
                                                                   $172,735,836
                                                                   ============
Net Assets:
   Class McMorgan ..............................................   $159,981,288
   Class Z .....................................................     12,754,548
                                                                   ------------
                                                                   $172,735,836
                                                                   ============
Shares Outstanding:
   Class McMorgan ..............................................      6,823,548
                                                                   ============
   Class Z .....................................................        544,412
                                                                   ============
Net asset value and redemption price per share:
   Class McMorgan ..............................................   $      23.45
                                                                   ============
   Class Z .....................................................   $      23.43
                                                                   ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2006

INVESTMENT INCOME:
   Dividends ...................................................   $  3,228,615
   Interest ....................................................         24,331
   Income from securities loaned - net .........................         15,871
                                                                   ------------
      Total investment income ..................................      3,268,817
                                                                   ------------
Expenses:
   Investment advisory fees (Note F) ...........................        860,917
   Administration fees .........................................         98,312
   Transfer agent fees .........................................         68,934
   Accounting fees .............................................         61,938
   Legal fees ..................................................         59,472
   Custodian fees ..............................................         55,827
   Insurance fees ..............................................         53,951
   Trustees fees ...............................................         36,000
   Registration expenses .......................................         32,180
   Auditing fees ...............................................         25,500
   12B-1 distribution fees (Class Z) ...........................         25,059
   Report to shareholder expense ...............................         21,843
   Miscellaneous expenses ......................................          7,016
                                                                   ------------
      Total expenses ...........................................      1,406,949
   Expenses reimbursed (Note F) ................................        (90,513)
                                                                   ------------
      Net expenses .............................................      1,316,436
                                                                   ------------
Net investment income ..........................................      1,952,381
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments ............................     13,070,807
   Net change in unrealized appreciation on investments ........        420,575
                                                                   ------------
   Net realized and unrealized gain on investments .............     13,491,382
                                                                   ------------
Increase in net assets from operations .........................   $ 15,443,763
                                                                   ============

See accompanying notes to financial statements.

EQUITY INVESTMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE        FOR THE
                                                    YEAR ENDED      YEAR ENDED
                                                     6/30/2006      6/30/2005
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income .......................   $  1,952,381    $  2,064,558
   Net realized gain on investments ............     13,070,807      12,304,076
   Net change in unrealized appreciation on
      investments ..............................        420,575      (2,892,052)
                                                   ------------    ------------
   Increase in net assets ......................     15,443,763      11,476,582
                                                   ------------    ------------
Dividends to shareholders:
   From net investment income:
      Class McMorgan shares.....................     (1,810,940)     (1,943,021)
      Class Z shares............................       (105,378)        (88,829)
                                                   ------------    ------------
   Total dividends to shareholders .............     (1,916,318)     (2,031,850)
                                                   ------------    ------------
Capital share transactions:
   Net proceeds from sale of shares:
      Class McMorgan shares.....................     25,150,893      33,682,935
      Class Z shares............................      7,512,188       1,094,354
   Net asset value of shares issued to
      shareholders in reinvestment of dividends
      Class McMorgan shares.....................      1,789,480       1,925,333
      Class Z shares............................        105,378          88,829
                                                   ------------    ------------
                                                     34,557,939      36,791,451
   Cost of shares redeemed:
      Class McMorgan shares.....................    (39,023,978)    (80,770,357)
      Class Z shares............................     (2,361,980)     (5,803,403)
                                                   ------------    ------------
   Decrease in net assets derived from capital
      share transactions........................     (6,828,019)    (49,782,309)
                                                   ------------    ------------
   Total increase (decrease) in net assets .....      6,699,426     (40,337,577)
Net Assets:
   Beginning of year ...........................    166,036,410     206,373,987
                                                   ------------    ------------
   End of year (including undistributed net
      investment income of $100,887 and
      $64,824, respectively)....................   $172,735,836    $166,036,410
                                                    ============   ============

See accompanying notes to financial statements.

EQUITY INVESTMENT FUND                                            MCMORGAN FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                                       CLASS MCMORGAN
                                                                     YEAR ENDED JUNE 30,
                                                   ------------------------------------------------------
                                                     2006        2005       2004        2003       2002
                                                   --------    --------   --------    --------   --------
Net asset value, beginning of year .............   $  21.69    $  20.58   $  18.04    $  19.05   $  24.57
                                                   --------    --------   --------    --------   --------
   Income from investment operations:
   Net investment income .......................       0.27(a)     0.25(b)    0.18        0.23       0.21
   Net realized and unrealized gain (loss) on
      investments ..............................       1.75        1.10       2.54       (1.00)     (5.12)
                                                   --------    --------   --------    --------   --------
      Total from investment operations..........       2.02        1.35       2.72       (0.77)     (4.91)
                                                   --------    --------   --------    --------   --------
   Less dividends and distributions:
   From net investment income ..................      (0.26)      (0.24)     (0.18)      (0.24)     (0.20)
   From capital gains ..........................         --          --         --          --      (0.41)
                                                   --------    --------   --------    --------   --------
      Total dividends and distributions.........      (0.26)      (0.24)     (0.18)      (0.24)     (0.61)
                                                   --------    --------   --------    --------   --------
Net asset value, end of year ...................   $  23.45    $  21.69   $  20.58    $  18.04   $  19.05
                                                   ========    ========   ========    ========   ========
Total return ...................................       9.33%       6.60%     15.11%      (3.99)%   (20.34)%
Ratios/Supplemental Data:
   Net assets, end of year (in 000's) ..........   $159,981    $159,132   $195,193    $182,470   $196,914
   Ratio of expenses to average net assets
      before reimbursement of expenses by
      Advisor ..................................       0.80%       0.80%      0.72%       0.71%      0.71%
   Ratio of expenses to average net assets
      after reimbursement of expenses by
      Advisor ..................................       0.75%       0.75%      0.72%       0.71%      0.71%
   Ratio of net investment income to average
      net assets before reimbursement of
      expenses by Advisor ......................       1.10%       1.14%(b)   0.90%       1.34%      0.95%
   Ratio of net investment income to average
      net assets after reimbursement of
      expenses by Advisor ......................       1.15%       1.19%(b)   0.90%       1.34%      0.95%
   Portfolio turnover ..........................         98%        127%     39.13%      30.77%     14.95%

See accompanying notes to financial statements.

EQUITY INVESTMENT FUND

                                                                        CLASS Z
                                                                  YEAR ENDED JUNE 30,
                                                    ------------------------------------------------
                                                     2006      2005      2004       2003      2002
                                                    -------   ------    -------   -------    -------
Net asset value, beginning of year..............    $ 21.69   $20.57    $ 18.04   $ 19.05    $ 24.57
                                                    -------   ------    -------   -------    -------
   Income from investment operations:
   Net investment income .......................       0.20(a)  0.17(b)    0.13      0.18       0.15
   Net realized and unrealized gain (loss) on
      investments ..............................       1.75     1.14       2.53     (1.00)     (5.11)
                                                    -------   ------    -------   -------    -------
      Total from investment operations..........       1.95     1.31       2.66     (0.82)     (4.96)
                                                    -------   ------    -------   -------    -------
   Less dividends and distributions:
   From net investment income ..................      (0.21)   (0.19)     (0.13)    (0.19)     (0.15)
   From capital gains ..........................         --       --         --        --      (0.41)
                                                    -------   ------    -------   -------    -------
      Total dividends and distributions.........      (0.21)   (0.19)     (0.13)    (0.19)     (0.56)
                                                    -------   ------    -------   -------    -------
Net asset value, end of year....................    $ 23.43   $21.69    $ 20.57   $ 18.04    $ 19.05
                                                    =======   ======    =======   =======    =======
Total return....................................       9.01%    6.38%     14.78%    (4.23)%   (20.52)%
Ratios/Supplemental Data:
   Net assets, end of year (in 000's) ..........    $12,755   $6,904    $11,181   $10,170    $12,637
   Ratio of expenses to average net assets
      before reimbursement of expenses by
      Advisor ..................................       1.05%    1.05%      0.97%     0.96%      0.96%
   Ratio of expenses to average net assets
      after reimbursement of expenses by
      Advisor ..................................       1.00%    1.00%      0.97%     0.96%      0.96%
   Ratio of net investment income to average
      net assets before reimbursement of
      expenses by Advisor ......................       0.85%    0.89%(b)   0.65%     1.09%      0.70%
   Ratio of net investment income to average
      net assets after reimbursement of
      expenses by Advisor ......................       0.90%    0.94%(b)   0.65%     1.09%      0.70%
   Portfolio turnover ..........................         98%     127%     39.13%    30.77%     14.95%

----------
(a) Per share data based on an average shares outstanding during the period.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.06 per share and 0.03%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                                     JUNE 30, 2006

NOTE (A) ORGANIZATION AND BUSINESS: McMorgan Funds (the "Trust") is a no-load, open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware statutory trust (formerly business trust) on February 3, 1994. The Trust offers shares of beneficial interest (collectively, the "Shares") in the following series: McMorgan Principal Preservation Fund (the "Principal Preservation Fund"), McMorgan Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund"), McMorgan Fixed Income Fund (the "Fixed Income Fund"), McMorgan High Yield Fund (the "High Yield Fund"), McMorgan Balanced Fund (the "Balanced Fund") and McMorgan Equity Investment Fund (the "Equity Investment Fund") (each a "Fund" and collectively, the "Funds"). The Principal Preservation Fund commenced investment operations on July 13, 1994. The Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund and Equity Investment Fund commenced investment operations on July 14, 1994. The High Yield Fund commenced investment operations on November 3, 2003. The Principal Preservation Fund and the High Yield Fund only offer the McMorgan Funds class of shares. The Intermediate Fixed Income Fund, Balanced Fund, and the Equity Investment Fund offer two classes of shares: McMorgan Funds Shares and Class Z Shares. The Fixed Income Fund offers four classes of shares:
McMorgan Funds shares, Class Z shares, Class R1 shares and Class R2 shares. Class Z shares commenced operations on January 25, 2001 for the Balanced Fund, on February 1, 2001 for the Fixed Income and Equity Investment Funds and on September 4, 2001 for the Intermediate Fixed Income Fund. Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Investment in the Principal Preservation Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Principal Preservation Fund will be able to maintain a stable net asset value of $1.00.

Certain officers and trustees of the Funds are also officers and directors of McMorgan & Company LLC (the "Adviser"). The Adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, is the sub-advisor to the High Yield Fund, Equity Investment Fund and the equity portion of the Balanced Fund. No officer or employee of the Adviser receives any compensation from the Funds for acting as a trustee of the Funds. All Trust officers serve without direct compensation from the Funds.

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES

   (1) SECURITY VALUATION: The net asset value per share of each Fund is computed as of the close of regular trading on the New York Stock Exchange. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The equity securities of each Fund listed or traded on a stock exchange are valued at the last sale price on its principal exchange. If no sale price is reported, the security shall be valued at the mean between the closing bid price and asked price on that exchange. Securities traded over-the-counter are priced at the closing bid price supplied through such system. Fixed-income securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Funds' Board of Trustees. The prices for futures contracts are valued at the settlement prices established each day on the exchange where they are principally traded.

   Rights and warrants are valued at the last sale price at the close of the exchange on which the security to which the right or warrant relates is principally traded. In some situations, certain markets may not be closed at the time at which a security must be valued. In these situations, a pricing service provides "snapshot" prices of such securities. All securities held in the portfolio of the Principal Preservation Fund and all debt securities with maturities of 60 days or less held by the other Funds are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent the fair value in the judgment of the Fund's investment adviser or designee, are valued at fair value as determined in good faith by the Funds' Board of Trustees. Such fair valuation is determined by taking into account relevant factors and surrounding circumstances.

   (2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements to earn income. The Funds may only enter into repurchase agreements with financial institutions that are deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Funds' Board of Trustees. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreement will be fully collateralized by securities in which the Fund may invest directly. Such collateral will be marked to market daily, if the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience a delay or difficulty in exercising its right to the collateral. In addition, the Funds may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security.

   (3) INVESTMENT INCOME AND SECURITY TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums/ discounts on fixed income securities are amortized/accreted daily. Security transactions are accounted for on the date securities are purchased and sold. The cost of securities sold is determined using the first-in-first-out method. Income from payment in kind securities is recorded daily based on the effective interest method of accrual.

   (4) FEDERAL INCOME TAXES: The Trust has elected to be treated as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of the Funds' net taxable income. Each Fund qualified for such treatment for the year ended June 30, 2006. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements.

   (5) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   (6) EXPENSES: Most expenses of the Trust can be directly attributed to a Fund. Expenses, which cannot be directly attributed, are apportioned among each Fund in the Trust.

   (7) FOREIGN SECURITIES: Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

   (8) USE OF ESTIMATES: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (9) HIGH-YIELD SECURITIES ("JUNK BONDS"): are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

   (10) MORTGAGE DOLLAR ROLLS: Some of the Funds may enter into mortgage dollar roll ("MDR") transactions in which a Fund sells mortgage-backed securities ("MBS") for delivery to counterparty and simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest on the securities. The Fund is compensated by the difference between the current sales price and the forward price for future purpose as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                                                 MCMORGAN FUNDS

   (11) SECURITIES LENDING: Each Fund (except Principal Preservation Fund) may lend its portfolio securities on a short-term basis to banks, broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. (See Note J on page 73.)

   (12) RESTRICTED SECURITIES: Each Fund (other than the McMorgan Principal Preservation Fund) may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Funds' Schedule of Investments.

Restricted securities held at June 30, 2006:

HIGH YIELD FUND

                                                                                           PERCENT
SECURITY                                 DATE(S)OF     SHARE                6/30/06          OF
--------                                ACQUISITION   AMOUNT     COST        VALUE       NET ASSETS
                                        -----------   ------   --------     --------     ----------
Haights Cross Communications, Inc.
 Preferred Stock
 16.00%, Class B.....................     1/22/04      6,286   $292,429     $276,584        0.2%
 Warrants............................     1/22/04          7          0(a)         0(a)     0.0(b)
 Warrants, Preferred Class A.........     1/22/04      6,225         62           62        0.0(b)
                                                               --------     --------        ---
                                                               $292,491     $276,646        0.2%
                                                               ========     ========        ===

(a) Less than one dollar.

(b) Less than one tenth of a percent.

NOTE (C) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: The Principal Preservation Fund declares dividends daily from its net investment income. The Principal Preservation Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. The Intermediate Fixed Income Fund, the Fixed Income Fund and the High Yield Fund distribute their respective net investment income to shareholders monthly and net capital gains, if any, are distributed annually. With respect to the Balanced Fund and the Equity Investment Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually.

The tax character of distributions paid during the years ended June 30, 2006 and June 30, 2005, was as follows:

                                    INTERMEDIATE
                                    FIXED INCOME              FIXED INCOME
                                        FUND                      FUND
                               ----------------------   -----------------------
                                 2006         2005         2006         2005
                              ----------   ----------   ----------   ----------
Distribution paid from:
 Ordinary income ..........   $6,538,757   $5,538,479   $2,938,769   $2,592,400
 Long-term capital gain ...           --      243,103           --      215,287
                              ----------   ----------   ----------   ----------
                              $6,538,757   $5,781,582   $2,938,769   $2,807,687
                              ==========   ==========   ==========   ==========

                                      HIGH YIELD                 BALANCED             EQUITY INVESTMENT
                                         FUND                      FUND                     FUND
                               -----------------------   -----------------------   -----------------------
                                  2006         2005         2006         2005         2006         2005
                              -----------   ----------   ----------   ----------   ----------   ----------
Distribution paid from:
 Ordinary income ..........   $10,655,458   $6,164,765   $1,471,130   $2,057,120   $1,916,318   $2,031,850
 Long-term capital gain ...            --           --           --           --           --           --
                              -----------   ----------   ----------   ----------   ----------   ----------
                              $10,655,458   $6,164,765   $1,471,130   $2,057,120   $1,916,318   $2,031,850
                              ===========   ==========   ==========   ==========   ==========   ==========

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

                                                                PRINCIPAL    INTERMEDIATE
                                                              PRESERVATION   FIXED INCOME   FIXED INCOME
                                                                  FUND           FUND           FUND
                                                              ------------   ------------   ------------
Undistributed ordinary income..............................     $ 19,969     $   514,803    $   248,475
Undistributed long-term gain (Capital loss carryforward)...           --        (747,036)      (153,472)
Other Temporary Differences................................      (19,969)             --             --
Unrealized appreciation (depreciation).....................           --      (3,649,677)    (2,418,832)
Post October loss..........................................       (1,030)     (2,658,954)    (1,009,761)
                                                                --------     -----------    -----------
                                                                $ (1,030)    $(6,540,864)   $(3,333,590)
                                                                ========     ===========    ===========

                                                               HIGH YIELD    BALANCED     EQUITY INVESTMENT
                                                                  FUND         FUND              FUND
                                                              -----------   -----------   -----------------
Undistributed ordinary income..............................   $   700,289   $    62,084      $    100,887
Undistributed long-term gain (Capital loss carryforward)...      (768,270)   (4,938,810)      (15,575,677)
Other Temporary Differences................................       (15,782)           --                --
Unrealized appreciation (depreciation).....................    (4,450,547)      757,608         5,196,724
Post October loss..........................................    (1,053,181)           --                --
                                                              -----------   -----------      ------------
                                                              $(5,587,491)  $(4,119,118)     $(10,278,066)
                                                              ===========   ===========      ============

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to wash sales.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends, in each calendar year, at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

On June 30, 2006, the following Funds had reclassifications between undistributed net investment income and accumulated net realized gain (loss) on investments as a result of other reclassifications.

                                             INCREASE       INCREASE (DECREASE)
                                            (DECREASE)         IN ACCUMULATED
                                         IN UNDISTRIBUTED       NET REALIZED
                                          NET INVESTMENT        GAIN/LOSS ON
                                              INCOME            INVESTMENTS
                                         ----------------   -------------------
Intermediate Fixed Income Fund .......         $680                $(680)
Fixed Income Fund ....................           35                  (35)
High Yield Fund ......................          683                 (683)

Net assets of the Fund was unaffected by the reclassifications discussed.

NOTE (D) CAPITAL SHARE TRANSACTIONS (IN 000'S): Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

                                    PRINCIPAL PRESERVATION FUND                     INTERMEDIATE FIXED INCOME FUND
                                   -----------------------------   -------------------------------------------------------------
                                           CLASS MCMORGAN                  CLASS MCMORGAN                      CLASS Z
                                   -----------------------------   -----------------------------   -----------------------------
                                     YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                   JUNE 30, 2006   JUNE 30, 2005   JUNE 30, 2006   JUNE 30, 2005   JUNE 30, 2006   JUNE 30, 2005
                                   -------------   -------------   -------------   -------------   -------------   -------------
Shares sold ....................       130,643        141,679           4,011           3,670            1                87
Shares issued in reinvestment of
  dividends and distributions...         5,596          2,623             633             542           --(a)              4
                                      --------       --------          ------          ------          ---              ----
                                       136,239        144,302           4,644           4,212            1                91
Shares redeemed ................      (136,686)      (130,458)         (5,260)         (5,287)          --(a)           (254)
                                      --------       --------          ------          ------          ---              ----
Net increase (decrease) ........          (447)        13,844            (616)         (1,075)           1              (163)
                                      ========       ========          ======          ======          ===              ====

                                                            FIXED INCOME FUND
                                      -------------------------------------------------------------
                                             CLASS MCMORGAN                      CLASS Z
                                      -----------------------------   -----------------------------
                                        YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED
                                      JUNE 30, 2006   JUNE 30, 2005   JUNE 30, 2006   JUNE 30, 2005
                                      -------------   -------------   -------------   -------------
Shares sold .......................        1,795             634           578              668
Shares issued in reinvestment
  of dividends and distributions...          156             148           117              104
                                          ------          ------          ----             ----
                                           1,951             782           695              772
Shares redeemed ...................       (1,465)         (1,264)         (488)            (528)
                                          ------          ------          ----             ----
Net increase (decrease) ...........          486            (482)          207              244
                                          ======          ======          ====             ====

                                                                  MCMORGAN FUNDS

                                                            FIXED INCOME FUND
                                      -------------------------------------------------------------
                                                CLASS R1                        CLASS R2
                                      -----------------------------   -----------------------------
                                        YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                      JUNE 30, 2006   JUNE 30, 2005   JUNE 30, 2006   JUNE 30, 2005
                                      -------------   -------------   -------------   -------------
Shares sold .......................         --              --             --               --
Shares issued in reinvestment
  of dividends and distributions...         --(a)           --(a)          --(a)            --(a)
                                           ---             ---            ---              ---
                                            --(a)           --(a)          --(a)            --(a)
Shares redeemed ...................         --(a)           --             --(a)            --
                                           ---             ---            ---              ---
Net increase ......................         --(A)           --(A)          --(A)            --(A)
                                           ===             ===            ===              ===

                                                         HIGH YIELD FUND
                                                  -----------------------------
                                                         CLASS MCMORGAN
                                                  -----------------------------
                                                   YEAR ENDED       YEAR ENDED
                                                  JUNE 30, 2006   JUNE 30, 2005
                                                  -------------   -------------
Shares sold ...................................       3,105           6,403
Shares issued in reinvestment of dividends ....       1,028             604
                                                      -----           -----
                                                      4,133           7,007
Shares redeemed ...............................        (825)           (308)
                                                      -----           -----
Net increase ..................................       3,308           6,699
                                                      =====           =====

                                                                         BALANCED FUND
                                                 -------------------------------------------------------------
                                                        CLASS MCMORGAN                      CLASS Z
                                                 -----------------------------   -----------------------------
                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 JUNE 30, 2006   JUNE 30, 2005   JUNE 30, 2006   JUNE 30, 2005
                                                 -------------   -------------   -------------   -------------
Shares sold ..................................          411             456            50              45
Shares issued in reinvestment of dividends ...           73             108             8               9
                                                     ------          ------           ---             ---
                                                        484             564            58              54
Shares redeemed ..............................       (1,346)         (4,117)          (65)            (89)
                                                     ------          ------           ---             ---
Net decrease .................................         (862)         (3,553)           (7)            (35)
                                                     ======          ======           ===             ===

                                                                     EQUITY INVESTMENT FUND
                                                 -------------------------------------------------------------
                                                        CLASS MCMORGAN                      CLASS Z
                                                 -----------------------------   -----------------------------
                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 JUNE 30, 2006   JUNE 30, 2005   JUNE 30, 2006   JUNE 30, 2005
                                                 -------------   -------------   -------------   -------------
Shares sold ..................................        1,100           1,599           325               52
Shares issued in reinvestment of dividends ...           77              90             5                4
                                                     ------          ------          ----             ----
                                                      1,177           1,689           330               56
Shares redeemed ..............................       (1,689)         (3,839)         (104)            (282)
                                                     ------          ------          ----             ----
Net increase (decrease) ......................         (512)         (2,150)          226             (226)
                                                     ======          ======          ====             ====

(a) Less than one thousand.

NOTE (E) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended June 30, 2006 were:

                                  INTERMEDIATE FIXED INCOME
                                            FUND                    FIXED INCOME FUND             HIGH YIELD FUND
                                 ---------------------------   ---------------------------   -------------------------
                                   PURCHASES       SALES         PURCHASES        SALES       PURCHASES       SALES
                                 ------------   ------------   ------------   ------------   -----------   -----------
U.S. Government Securities ...   $353,704,328   $347,861,087   $166,643,226   $159,779,219   $        --   $        --
All others ...................     58,990,748     64,357,308     25,812,318     25,997,733    85,429,137    53,355,209
                                 ------------   ------------   ------------   ------------   -----------   -----------
Total ........................   $412,695,076   $412,218,395   $192,455,544   $185,776,952   $85,429,137   $53,355,209
                                 ============   ============   ============   ============   ===========   ===========

                                       BALANCED FUND            EQUITY INVESTMENT FUND
                                 --------------------------   ---------------------------
                                  PURCHASES        SALES       PURCHASES         SALES
                                 -----------   ------------   ------------   ------------
U.S. Government Securities ...   $54,718,172   $ 56,487,681   $         --   $         --
All others ...................    43,564,955     59,415,451    168,330,146    182,294,813
                                 -----------   ------------   ------------   ------------
Total ........................   $98,283,127   $115,903,132   $168,330,146   $182,294,813
                                 ===========   ============   ============   ============

NOTE (F) AFFILIATED - ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES
AGREEMENTS: Under its investment advisory agreements with each of the Funds, the Adviser provides investment advisory services to the Funds. The Funds will pay the Adviser at the following annual percentage rates of the average daily net assets of each Fund: 0.25% for the Principal Preservation Fund; 0.35% for the Intermediate Fixed Income Fund and the Fixed Income Fund; 0.45% for the Balanced Fund; and 0.50% for the Equity Investment Fund and the High Yield Fund. These fees are accrued daily and paid monthly. The Adviser has voluntarily undertaken to absorb for the McMorgan Funds Class of Principal Preservation Fund, Intermediate Fixed Income Fund, Fixed Income Fund, High Yield Fund, Balanced Fund and Equity Investment Fund, operating expenses which cause total expenses to exceed 0.30%, 0.50%, 0.50%, 0.75%, 0.60% and 0.75%, respectively. While the Adviser has not undertaken to limit the total annual operating expenses of the Class Z shares, the Advisory fee waiver would also apply to these shares. For the period July 1, 2005 through June 30, 2006, the net amount of expenses the Adviser absorbed, subject to repayment, totaled $292,710 for the Principal Preservation Fund; $193,479 for the Intermediate Fixed Income Fund; $198,017 for the Fixed Income Fund; $242,578 for the Balanced Fund and $90,513 for the Equity Investment Fund.

The investment advisory agreements provide that any reductions or expense reimbursements made by the Adviser in its fees are subject to reimbursement by the Funds within the following three years of such reduction or reimbursement provided that the Funds are able to effect such reimbursement and remain in compliance with applicable expense limitations.

Since July 1, 2003 though June 30, 2006, the Adviser has reduced its management fee and otherwise absorbed Fund expenses for each Fund in the following amounts: Principal Preservation Fund $807,164; Intermediate Fixed Income Fund $500,982; Fixed Income Fund $548,465, Balanced Fund $654,352 and Equity Investment Fund $183,212. High Yield Fund recovered $22,202 from Adviser fee reimbursement during the year ended June 30, 2006.

As of June 30, 2006 the Adviser can recover the following reimbursement amounts:

                                     EXPIRES 2007   EXPIRES 2008   EXPIRES 2009     TOTAL
                                     ------------   ------------   ------------   --------
Principal Preservation Fund ......     $242,530       $271,924       $292,710     $807,164
Intermediate Fixed Income Fund ...      132,200        175,303        193,479      500,982
Fixed Income Fund ................      160,536        189,912        198,017      548,465
Balanced Fund ....................      164,865        246,909        242,578      654,352
Equity Investment Fund ...........           --         92,699         90,513      183,212

Pursuant to sub-advisory agreements, the Adviser pays NYLIM the following: 50% of the fee received by the Adviser from the High Yield Fund and 0.25% of the net asset value of the assets of the Equity Investment Fund and Balanced Fund.

The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Class Z Shares of the Intermediate Fixed Income Fund, Fixed Income Fund, High Yield Fund, Balanced Fund and Equity Investment Fund and Class R2 shares of the Fixed Income Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the applicable Fund will reimburse NYLIFE Distributors LLC, an affiliate of the Adviser, who serves as distributor to the Funds pursuant to an Underwriting Agreement, or a third party administrator for actual distributions and shareholder servicing expenses incurred, on an annual basis of 0.25% of each Fund's Class Z and Class R2 Shares average daily net assets. The High Yield Fund does not currently offer Class Z shares to the public nor has any Class Z shares currently outstanding.

The Trust has also adopted Shareholder Service Plans for the Class R1 and R2 Shares of the Fixed Income Fund. In accordance with the Shareholder Service Plans, the Adviser has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and R2 shares. For its services, the Adviser is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and R2 shares.

NOTE (G) TRANSFER AGENT: NYLIM Service Company LLC, an affiliate of the Adviser, serves as the Funds' transfer agent. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, by which it will perform certain of the services for which NYLIM Service Company LLC is responsible. Transfer agent expenses accrued for the year ended June 30, 2006 for each Fund were as follows: Principal Preservation Fund $46,688; Intermediate Fixed Income Fund $48,900; Fixed Income Fund $45,239; High Yield Fund $8,365; Balanced Fund $60,622; and Equity Investment Fund $68,934.

NOTE (H) ADMINISTRATOR: NYLIM serves as Administrator for the Funds. For providing administrative services to the Funds, NYLIM receives from each Fund a basic fee, computed daily and paid monthly. Administration fees accrued for the year ended June 30, 2006 for each Fund were as follows: Principal Preservation Fund $74,017; Intermediate Fixed Income Fund $93,455; Fixed Income Fund $45,391; High Yield Fund $71,423; Balanced Fund $44,661; and Equity Investment Fund $98,312.

The Funds pay the Administrator a monthly fee for accounting services provided. Fees for accounting services provided to the Funds by the Administrator for the year ended June 30, 2006 were as follows: Principal Preservation Fund $47,359; Intermediate Fixed Income Fund $60,605; Fixed Income Fund $46,277; High Yield Fund $48,385; Balanced Fund $45,020; and Equity Investment Fund $61,938.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the

                                                                 MCMORGAN FUNDS

calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is compensated by NYLIM.

NOTE (I) TRUSTEES FEES: The non-interested Trustees of McMorgan Funds each receive a flat fee of $33,000 per year, plus reimbursement for all out-of-pocket expenses incurred for each meeting of the Board of Trustees they attend. The Independent Chairman receives a flat fee of $40,000 per year, plus reimbursement for all out-of-pocket expenses incurred for each meeting attended. No officer or employee of McMorgan & Company LLC receives any compensation from McMorgan Funds for acting as a Trustee of McMorgan Funds. The Statement of Additional Information ("SAI") includes additional information about the Trustees is available, without charge, upon request, by calling 1-800-788-9485.

NOTE (J) PORTFOLIO SECURITIES LOANED: As of June 30, 2006, the following Funds had securities on loan and received collateral as follows:

PORTFOLIO                             MARKET VALUE OF         CASH
---------                            SECURITIES ON LOAN    COLLATERAL
                                     ------------------   -------------
Intermediate Fixed Income Fund ...        $ 6,999,116       $ 7,149,405
Fixed Income Fund ................          2,334,525         2,389,398
High Yield Fund ..................         13,168,966        13,503,188
Balanced Fund ....................          4,392,751         4,517,192
Equity Investment Fund ...........         10,228,143        10,597,185

The cash collateral received for securities on loan used to purchase highly liquid short-term investments. Securities purchased with collateral received are valued at amortized cost which approximates market value.

NOTE (K) CAPITAL LOSS CARRYFORWARD AND POST OCTOBER LOSSES: As of June 30, 2006, the Funds had available for federal tax purposes unused capital loss carryforwards as follows:

                                     EXPIRES IN 2012   EXPIRES IN 2014      TOTAL
                                     ---------------   ---------------   -----------
Intermediate Fixed Income Fund....     $        --        $747,036       $   747,036
Fixed Income Fund.................              --         153,472           153,472
Balanced Fund.....................       4,938,810              --         4,938,810
High Yield Fund...................              --         768,270           768,270
Equity Investment Fund............      15,575,677              --        15,575,677

As of June 30, 2006, the Funds had realized capital losses during the period November 1, 2005 through June 30, 2006, which are treated for federal income tax purposes as arising in the tax year ending June 30, 2007.

                                     POST OCTOBER LOSS
                                     -----------------
Principal Preservation Fund ......       $    1,030
Intermediate Fixed Income Fund ...        2,658,954
Fixed Income Fund ................        1,009,761
High Yield Fund ..................        1,053,181

NOTE (L) INDEMNIFICATIONS: In the normal course of business the Funds enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Funds.

NOTE (M) SUBSEQUENT EVENT: On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management believes that the adoption of FIN 48 will have no impact on the financial statements of the Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND TRUSTEES OF
MCMORGAN FUNDS
SAN FRANCISCO, CALIFORNIA

We have audited the accompanying statements of assets and liabilities of McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund, McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund, each a series of shares of beneficial interest of McMorgan Funds, including the portfolios of investments, as of June 30, 2006 and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmations of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund, McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund as of June 30, 2006, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                                       TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
AUGUST 7, 2006

                                                                 MCMORGAN FUNDS

MCMORGAN FUNDS -- TRUSTEES AND OFFICERS (UNAUDITED)

The Trust's Board of Trustees has the ultimate responsibility of running the Funds. Information about the Trust's Trustees are provided below. Additional board member information is included in the SAI, which is available free of charge by calling 1-800-831-1994.

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                 FUND
                                               TERM OF OFFICE         PRINCIPAL                  COMPLEX        Other
NAME, ADDRESS             POSITION(S)          AND LENGTH OF          OCCUPATION(S)              OVERSEEN       Directorships
AND AGE                   HELD WITH FUND       TIME SERVED(1)         DURING PAST 5 YEARS        BY TRUSTEE     Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Kenneth I. Rosenblum      Chairman and         Since inception        Independent                       6            N/A
McMorgan & Company LLC    Trustee                                     Consultant
One Bush Street
San Francisco, CA 94104
65
-------------------------------------------------------------------------------------------------------------------------------
Robert C. Daney, CPA      Trustee              Since 5/2004           Partner, Brach,                   6            N/A
McMorgan & Company LLC                                                Neal, Daney &
One Bush Street                                                       Spence LLP
San Francisco, CA 94104                                               (1981-Present)
56
-------------------------------------------------------------------------------------------------------------------------------
Alan Lindquist            Trustee              Since 8/24/04          Retired; prior                    6            N/A
McMorgan & Company LLC                                                thereto, Partner,
One Bush Street                                                       Thomas Harvey LLP
San Francisco, CA 94104
61
-------------------------------------------------------------------------------------------------------------------------------
Walter B. Rose            Trustee              Since inception        President, Venture                6            N/A
McMorgan & Company LLC                                                Consulting Corp.
One Bush Street                                                       (1998 - Present);
San Francisco, CA 94104                                               prior thereto,
60                                                                    President, McBain,
                                                                      Rose Partners
-------------------------------------------------------------------------------------------------------------------------------
Mark R. Taylor*           President &          Since 7/04             Executive Vice                    6            N/A
McMorgan & Company LLC    Trustee              Since 8/04/04          President,
One Bush Street                                                       McMorgan &
San Francisco, CA 94104                                               Company LLC
47
-------------------------------------------------------------------------------------------------------------------------------
Arphiela Arizmendi*       Treasurer and        Since 2005             Director and Manager              6            N/A
New York Life Investment  Principal                                   of Fund Accounting
Management LLC            Financial                                   and Administration,
169 Lackawanna Avenue     Officer                                     New York Life
Parsippany, NJ 07054                                                  Investment
49                                                                    Management LLC
                                                                      (since March 2003);
                                                                      Treasurer and
                                                                      Principal Financial
                                                                      and Accounting
                                                                      Officer, Eclipse
                                                                      Funds Inc.,
                                                                      Eclipse Funds, MainStay
                                                                      VP Series Fund, Inc.
                                                                      and MainStay Funds
                                                                      (since December 2005);
                                                                      Assistant Treasurer,
                                                                      The MainStay Funds,
                                                                      Eclipse Funds Inc.,
                                                                      Eclipse Funds, MainStay
                                                                      VP Series Fund, Inc.
                                                                      and McMorgan Funds
                                                                      (1992 to December
                                                                      2005).
-------------------------------------------------------------------------------------------------------------------------------

----------
(1) Each Trustee and Officer serves for an indefinite term, until his resignation, death or removal.

*    An "interested person" as defined in the 1940 Act.

MCMORGAN FUNDS -- TRUSTEES AND OFFICERS (UNAUDITED)

                                                                                                 Number of
                                                                                                 Portfolios in
                                                                                                 Fund
                                               Term of Office         Principal                  Complex         Other
Name, Address             Position(s)          and Length of          Occupation(s)              Overseen        Directorships
and Age                   Held with Fund       Time Served1           During Past 5 years        by Trustee      Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Vincent J. Bencivenga*    Chief Compliance     Since 8/23/04          Chief Compliance                   6              N/A
McMorgan & Company LLC    Officer                                     Officer,
One Bush Street                                                       McMorgan &
San Francisco, CA 94104                                               Company LLC;
55                                                                    prior thereto
                                                                      Principal,
                                                                      Compliance
                                                                      Group West
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi*        Chief Legal          Since 2005             Senior Managing                    6              N/A
New York Life Investment  Officer                                     Director, General
Management LLC                                                        Counsel, and Secretary,
51 Madison Avenue                                                     New York Life
New York, NY 10010                                                    Investment
59                                                                    Management LLC
                                                                      (including predecessor
                                                                      advisory
                                                                      organizations);
                                                                      General Counsel and
                                                                      Secretary, New York
                                                                      Life Investment
                                                                      Management Holdings
                                                                      LLC; Senior Vice
                                                                      President, New York
                                                                      Life Insurance
                                                                      Company; Vice
                                                                      President and
                                                                      Secretary, McMorgan &
                                                                      Company LLC;
                                                                      Secretary, NYLIM
                                                                      Service Company LLC,
                                                                      NYLCAP Manager LLC,
                                                                      and Madison Capital
                                                                      Funding LLC; Chief
                                                                      Legal Officer, Eclipse
                                                                      Funds, Eclipse Funds
                                                                      Inc., MainStay VP
                                                                      Series Fund, Inc., and
                                                                      McMorgan Funds.
--------------------------------------------------------------------------------------------------------------------------------
Teresa Matzelle*          Vice President &     Since 8/23/04          Vice President,                    6              N/A
McMorgan & Company        Secretary                                   McMorgan &
One Bush Street                                                       Company LLC
San Francisco, CA 94104
53
---------------------------------------------------------------------------------------------------------------------------------

----------
(1) Each Trustee and Officer serves for an indefinite term, until his resignation, death or removal.

*    An "interested person" as defined in the 1940 Act.

                                                                  MCMORGAN FUNDS

ADVISORY AGREEMENT RENEWALS. The Board of Trustees of the Trust (the "Board"), including all of the independent Trustees, met on March 2, 2006 to consider the Investment Advisory Agreements between the Funds and McMorgan & Company LLC, the investment adviser to the Funds (the "Adviser"). At the meeting, the Board requested and received written materials and oral presentations from the Adviser and Morningstar Associates, LLC ("Morningstar"), an independent fund consultant.

On the basis of the information provided to it and its evaluation of that information, the Board, including all of the independent Trustees, determined to approve the renewal of the Investment Advisory Agreements for an additional year.

In reaching its determinations, the Board considered the following factors, among others:

NATURE, EXTENT AND QUALITY OF SERVICES. The Board examined the nature, extent and quality of the services provided and to be provided by the Adviser to the Funds. The Board evaluated the Adviser's experience in serving as an investment adviser and noted that the Adviser currently provides investment advice to various clients, including other pooled investment vehicles. The Board noted the experience of key personnel at the Adviser in providing investment management and administrative services and the systems used by such persons, as well as the reputation, resources, financial condition, compliance program and compliance history of the Adviser and its affiliates. The Board also noted the terms of the Investment Advisory Agreements and the Sub-Advisory Agreements and the responsibilities that the Adviser has as investment adviser to the Funds, including the day-to-day management of the fixed income portfolios of the Funds, the oversight of general Fund compliance, and the implementation of Board directives as they relate to the Funds. The Board additionally noted the Adviser's oversight of New York Life Investment Management LLC ("NYLIM"), and affiliate, as the sub-adviser of the equity portfolios of the Balanced and Equity Investment Funds. The Board concluded that each Fund is likely to benefit from the extent and quality of these services as a result of the Adviser's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER. The Board examined performance information for the Funds provided by Morningstar and considered the independence of Morningstar and the assumptions underlying the information provided by Morningstar. The Board reviewed the average annual total returns for the Funds for the last one, three and five years ended December 31, 2005 and compared the returns to those of the Funds' peer groups for the same time periods. The Board observed that the performance record of the Equity Investment and Balanced Funds had improved significantly since equity portfolio management responsibilities had been transferred from the Adviser to NYLIM in 2005, with both Funds advancing to the second quartile of their respective peer groups for the one year period. The Board noted the second and third quartile performance of the High Yield Fund over the first two years of its existence. The Board took into account the higher quality and short performance history of the High Yield Fund. The independent Trustees considered the first quartile performance of the Fixed Income Fund during the three and five year periods and the third and fourth quartile performances of the Intermediate Fixed Income Fund during the same periods. It was noted that the Intermediate Fixed Income Fund had been managed conservatively as to both quality and duration and required a higher level of cash to meet scheduled redemptions. Nevertheless, neither the Adviser nor the Board was satisfied with the returns of the Intermediate Fixed Income Fund, and the Adviser committed to implement changes to improve the performance of that Fund going forward. The independent Trustees commended the Adviser on the top quartile performance of the Principal Preservation Fund over the one, three and five year periods.

COMPARATIVE FEES AND EXPENSE RATIOS. The Board examined fee and expense information for the Funds, as compared to other funds in the Funds' category and peer group, provided by Morningstar. The Board determined that the management fees for each Fund were lower than the median management fees for other mutual funds similar in size, investment style and distribution structure. The Board also evaluated the expense ratios for comparable funds and determined that each Fund's expense ratio was lower than the median ratio of those funds, with the exception of that of the High Yield Fund, which was at the median. It was noted that the High Yield Fund was still a relatively new fund with relatively few assets. The Board concluded that each Fund's management fee was reasonable.

COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER. The Board considered the costs to the Adviser of serving as the investment adviser to the Funds, including the direct and indirect costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the Investment Advisory and Sub-Advisory Agreements. The Board noted that the Adviser is also responsible for paying NYLIM's sub-advisory fees. In addition, the Board noted that the Adviser is responsible for paying the salaries, expenses, and fees of all Trustees and officers of the Trust who are also directors and officers of the Adviser. The Board considered the revenues that the Adviser expected to receive for serving as the investment adviser to the Funds, the fact that the Adviser was still reimbursing certain expenses of the Funds (other than the High Yield
Fund), and the relatively low management fees and expense ratios of the Funds. In light of these and other considerations, the Board concluded that the profits to be realized by the Adviser were not excessive.

ECONOMIES OF SCALE. The Board considered the extent to which the management fees to be paid to the Adviser reflected economies of scale. In this connection, the Board noted that the Funds were still relatively small, the Adviser was currently reimbursing certain expenses of the Funds (other than the High Yield Fund) and the management fees were below the median fees for other similar funds at the same asset levels. Based on its review, the Board concluded that each Fund's management fee structure was reasonable.

OTHER BENEFITS TO THE ADVISER AND AFFILIATES. In evaluating the benefits that are expected to accrue to the Adviser from its relationship with the Funds, the Board recognized that the Adviser and certain of its affiliates serve the Trust in various other capacities, including as sub-adviser, administrator, accounting agent, transfer agent and distributor, and receive compensation from the Trust for these services. The Board noted that the Funds provide an investment vehicle for clients of the Adviser.

SUB-ADVISORY AGREEMENT RENEWALS (McMorgan Equity Investment, Balanced and High Yield Funds only). The Board, including all of the independent Trustees, met on March 2, 2006, to consider the renewal of the Sub-Advisory Agreements between NYLIM, as the sub-adviser, and the Adviser with respect to the McMorgan Equity Investment Fund, McMorgan Balanced Fund, and McMorgan High Yield Fund (the "Sub-Advised Funds"). At the meeting, the Board requested and received written materials and oral presentations from NYLIM, the Adviser and Morningstar. On the basis of the information provided to it and its evaluation of that information, the Board, including all of the independent Trustees, determined to approve the renewal of the Sub-Advisory Agreements for an additional year. In reaching its determinations, the Board considered the following factors, among others:

NATURE, EXTENT AND QUALITY OF SERVICES. The Board examined the nature, extent and quality of the services provided and to be provided by NYLIM to the Sub-Advised Funds. The Board evaluated NYLIM's experience in serving as an adviser and sub-adviser and noted that NYLIM currently provides investment advice to various clients, including other funds and pooled investment vehicles. The Board noted the experience of key personnel at NYLIM in providing investment management services and the systems used by such persons, as well as the reputation, resources, financial condition, compliance program and compliance history of NYLIM and its affiliates. The Board also noted the terms of the Sub-Advisory Agreements and the responsibilities that NYLIM has as sub-adviser , including the day-to-day management of the equity portfolios of Sub-Advised Funds, compliance with each Sub-Advised Fund's policies and objectives, and the implementation of Board directives as they relate to the Sub-Advised Funds. The Board concluded that each Sub-Advised Fund is likely to benefit from the extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF NYLIM. The Board examined performance information for the Sub-Advised Funds. The independent Trustees noted that the performance record of the Equity Investment and Balanced Funds had improved significantly since equity portfolio management responsibilities had been transferred from the Adviser to NYLIM in 2005, with both Funds advancing to the second quartile of their respective peer groups for the one year period. The independent Trustees noted the second and third quartile performance of the High Yield Fund over the first two years of its existence. The independent Trustees took into account the higher quality and short performance history of the High Yield Fund.

COMPARATIVE FEES AND EXPENSE RATIOS; COSTS OF SERVICES AND PROFITS REALIZED BY NYLIM; ECONOMIES OF SCALE. Because NYLIM is an affiliate of the Adviser and the Adviser is paying NYLIM's sub-advisory fees, the Board did not consider comparative fees and expense ratios, costs of services and profits realized and economies of scale as they related to NYLIM separately from its consideration of the same factors as they related to the Adviser.

BENEFITS ACCRUED BY NYLIM AND ITS AFFILIATES. In evaluating the benefits that are expected to accrue to NYLIM from its relationship with the Sub-Advised Funds, the Board recognized that NYLIM and certain of its affiliates serve the Trust in various other capacities, including as investment adviser, administrator, accounting agent, transfer agent, and distributor, and receive compensation from the Trust for these services. The Board took into account that in 2005 NYLIM outsourced its day-to-day responsibilities as the Funds' administrator and accounting agent to a third party. The Board noted that the Funds provide an investment vehicle for customers of NYLIM and its affiliates and that NYLIM is expected

                                                                 MCMORGAN FUNDS

to benefit from "soft dollar" arrangements by which brokers will provide research and other services to NYLIM in exchange for commissions on trades of portfolio securities of the Sub-Advised Funds.

The foregoing discussions of the Investment Advisory Agreements and the Sub-Advisory Agreements are not intended to be all-inclusive. With respect to each Investment Advisory Agreement and Sub-Advisory Agreement, the Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and its committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its determinations to approve the Investment Advisory Agreements and the Sub-Advisory Agreements. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, although individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to the determinations made.

FEDERAL INCOME TAX INFORMATION - (UNAUDITED)

A portion of the dividends paid by the following Funds during the fiscal year ended June 30, 2006 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the qualified dividend income and for the corporate dividend-received deduction.

                                                QDI%   DRD%
                                                ----   ----
                   Balance Fund .............   49.5%  45.9%
                   Equity Investment Fund ...   96.6   96.6

In January 2007, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calendar year 2006. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year end June 30, 2006.

MCMORGAN FUNDS -- PROXY VOTING GUIDELINES (UNAUDITED)

McMorgan & Company LLC, the investment adviser of the Funds ("Funds"), votes all proxies of the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies is available (1) without charge, upon request, by calling 1-800-831-1994, (2) on the McMorgan Funds' website (www.McMorganFunds.com), and (3) on the SEC's website (www.sec.gov). Information regarding how McMorgan & Company LLC voted proxies during the most recent 12 month period ended June 30 is available (without charge), (1) on the McMorgan Funds' website (www.McMorganFunds.com), and (2) on the SEC's website (www.sec.gov).

MCMORGAN FUNDS -- SCHEDULE OF INVESTMENTS

The Funds file their complete schedule of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              [MCMORGAN Funds LOGO]

                        --------------------------------
                           STRAIGHT FORWARD INVESTING
                        --------------------------------
                                    ESTD 1994

BOARD OF TRUSTEES

Robert C. Daney
Alan C. Lindquist
Walter B. Rose
Kenneth I. Rosenblum
Mark R. Taylor

OFFICERS

Mark R. Taylor, President and Principal Executive Officer
Arphiela Arizmendi, Treasurer and Principal Financial Officer
Vincent J. Bencivenga, Chief Compliance Officer
Robert A. Anselmi, Chief Legal Officer
Teresa Matzelle, Vice President and Secretary

INVESTMENT ADVISER

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, CA 94104

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
P.O. Box 9130
Boston, MA 02117

UNDERWRITER

NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, NJ 07054

LEGAL COUNSEL

Sutherland Asbill & Brennan, LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004

SHAREHOLDER SERVICES

NYLIM Service Company LLC
169 Lackawanna Avenue
Parsippany, NJ 07054

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

For Additional Information about McMorgan Funds call:
(800) 831-1994  (7AM to 5PM PST)

This report is submitted for general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.

ITEM 2. CODE OF ETHICS.

          Registrant has adopted a code of ethics (the "Code") that applies to Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO and PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial experts are Robert
C. Daney and Alan Lindquist. Both Mr. Daney and Mr. Lindquist are "independent" within the meaning of that term used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $$95,000 for 2005 and $101,000 for 2006.

          (b) Audit-Related Fees. No fees were billed by the principal accountant during the last two fiscal years for audit-related services.

          (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $12,000 for 2005 and $12,000 for 2006.

          (d) All Other Fees. No fees were billed during the last two fiscal years for products and services provided by the principal accountant, other than services reported in paragraphs (a) and
               (c) of this item.

          (e) (1) All audit and non-audit services to be performed for the registrant by its independent auditor must be pre-approved by the Audit Committee.

               (2) N/A

          (f)  N/A

          (g)  None

          (h)  N/A

ITEM 5.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

          Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          The Nominating and Governance Committee selects and nominates candidates for membership on the Board as independent trustees. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal period covered by this Report that has materially affected or is reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics of Principal Executive and Senior Financial Officers

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940 are furnished as exhibits to this filing.

          Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as exhibits to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MCMORGAN FUNDS


By: /s/ Mark R. Taylor
    ---------------------------------
    MARK R. TAYLOR
    PRESIDENT AND
    PRINCIAL EXECUTIVE OFFICER

Date: September 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Mark R. Taylor
    ---------------------------------
    MARK R. TAYLOR
    PRESIDENT AND
    PRINCIAL EXECUTIVE OFFICER

Date: September 5, 2006


By: /s/ Arphiela Arizmendi
    ---------------------------------
    ARPHIELA ARIZMENDI
    TREASURER AND
    PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

Date: September 1, 2006

                                  EXHIBIT INDEX

               (a)(1) Code of Ethics for Principal Executive and Senior Financial Officers

               (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                    Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                                                  EXHIBIT (A)(1)

                   CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND
                            SENIOR FINANCIAL OFFICERS

                                 MCMORGAN FUNDS

                        Approved by the Board of Trustees
                                of McMorgan Funds
                                as of May 4, 2004
                   Pursuant to the Sarbanes-Oxley Act of 2002

I.   INTRODUCTION AND APPLICATION

McMorgan Funds (the "Trust") recognizes the importance of high ethical standards in the conduct of its business and requires this Code of Ethics for Principal Executive and Senior Financial Officers ("Code") to be observed by its principal executive officers (each, a "Covered Officer") (defined below). In accordance with the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules promulgated thereunder by the U.S. Securities and Exchange Commission ("SEC"), the Trust is required to file reports pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended ("1934 Act"), and must disclose whether it has adopted a code of ethics applicable to the principal executive officers. The Trust's Board of Trustees ("Board"), including a majority of its Independent Trustees (defined below), has approved this Code as compliant with the requirements of the Act and related SEC rules.

All recipients of the Code are directed to read it carefully, retain it for future reference, and abide by the rules and policies set forth herein. Any questions concerning the applicability or interpretation of such rules and policies, and compliance therewith, should be directed to the relevant Compliance Officer (defined below).

II.  PURPOSE

This Code has been adopted by the Board in accordance with the Act and the rules promulgated by the SEC in order to deter wrongdoing and promote:

     o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     o full, fair, accurate, timely and understandable disclosure in reports and documents filed by the Trust with the SEC or made in other public communications by the Trust;

     o    compliance with applicable governmental laws, rules and regulations;

     o prompt internal reporting to an appropriate person or persons of violations of the Code to an appropriate person or persons identified in the Code; and

     o    accountability for adherence to the Code.

III. DEFINITIONS

          (A) "Covered Officer" means the principal executive officer and senior financial officers, including the principal financial officer, controller or principal accounting officer, or persons performing similar functions. The Covered Officers of the Trust shall be identified in Schedule I, as amended from time to time.

          (B) "Compliance Officer" means the person appointed by the Trust's Board of Trustees to administer the Code. The Compliance Officer of the Trust shall be identified in Schedule II, as amended from time to time.

          (C) "Trustee" means a trustee of the Trust, as applicable.

          (D) "Executive Officer" shall have the same meaning as set forth in Rule 3b-7 of the 1934 Act. Subject to any changes in the Rule, an Executive Officer means the president, any vice president, any officer who performs a policy making function, or any other person who performs similar policy making functions for the Trust.

          (E) "Independent Trustee" means a trustee of the Trust who is not an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Investment Company Act").

          (F) "Implicit Waiver" means the Compliance Officer failed to take action within a reasonable period of time regarding a material departure from a provision of the Code that has been made known to an Executive Officer.

          (G) "Restricted List" means that listing of securities maintained by the Compliance Officer in which trading by certain individuals subject to the Trust's 17j-1 code of ethics is generally prohibited.

          (H) "Waiver" means the approval by the Compliance Officer of a material departure from a provision of the Code.

IV.  HONEST AND ETHICAL CONDUCT

          (A) Overview. A "conflict of interest" occurs when a Covered Officer's personal interest interferes with the interests of, or his or her service to, the Trust. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Trust.

Certain conflicts of interest arise out of the relationships between Covered Officers and the Trust and already are subject to conflict of interest provisions in the Investment Company Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Trust because of their status as "affiliated persons" of the Trust. The Trust's and certain of its service providers' compliance policies, programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, restate or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts may arise or result from the contractual relationship between the Trust and McMorgan & Company LLC (the "Adviser"). The Covered Officers may be officers or employees of the Adviser. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Trust or the Adviser), be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Trust. The participation of the Covered Officers in such activities is inherent in the contractual relationships between the Trust and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Trust. Thus, if performed in conformity with the provisions of the Investment Company Act and the Advisers Act, such activities normally will be deemed to have been handled ethically. In addition, it is recognized by the Board that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

          (B) General Policy. Each Covered Officer shall adhere to high standards of honest and ethical conduct. Each Covered Officer has a duty to exercise his or her authority and responsibility for the benefit of the Trust and its shareholders, to place the interests of the shareholders first, and to refrain from having outside interests that conflict with the interests of the Trust and its shareholders. Each such person must avoid any circumstances that might adversely affect, or appear to affect, his or her duty of loyalty to the Trust and its shareholders in discharging his or her responsibilities, including the protection of confidential information and corporate integrity.

          (C) Conflicts of Interest. Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions of the Investment Company Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Trust.

               (1) Prohibited Conflicts of Interest. Each Covered Officer must:

o not use his or her personal influence or personal relationships improperly to influence decisions or financial reporting by the Trust whereby the Covered Officer would benefit personally to the detriment of the Trust;

o not cause the Trust to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than benefit the Trust;

o not use material non-public knowledge of portfolio transactions made or contemplated for the Trust to trade personally or cause others to trade personally in contemplation of the market effect of such transactions; or

o report at least annually the information elicited in the Trust's Trustee's and Officer's Questionnaire relating to potential conflicts of interest.

               (2) Duty to Disclose Conflicts. Each Covered Officer has the duty to disclose to the Compliance Officer any interest that he or she may have in any firm, corporation or business entity that is not affiliated or participating in any joint venture or partnership with the Trust or its affiliates and that does business with the Trust or that otherwise presents a possible conflict of interest. Disclosure must be timely so that the Trust may take action concerning any possible conflict as it deems appropriate. It is recognized, however, that the Trust or its affiliates may have business relationships with many organizations and that a relatively small interest in publicly traded securities of an organization does not necessarily give rise to a prohibited conflict of interest. Therefore, the following procedures have been adopted.

               (3) Conflicts of Interest that may be Waived. There are some conflict of interest situations for which a Covered Officer may seek a Waiver from a provision(s) of the Code. Waivers must be sought in accordance with
Section VII of the Code. Examples of these include:

o Board Memberships. Except as described below, it is considered generally incompatible with the duties of a Covered Officer to assume the position of director of a corporation not affiliated with the Trust. A report should be made by a Covered Officer to the Compliance Officer of any invitation to serve as a director of a corporation that is not an affiliate and the person must receive the approval of the Compliance Officer prior to accepting any such directorship. In the event that approval is given, the Compliance Officer shall immediately determine whether the corporation in question is to be placed on the Trust's Restricted List.

o "Other" Business Interests. Except as described below, it is considered generally incompatible with the duties of a Covered Officer to act as an officer, general partner, consultant, agent, representative or employee of any business other than an affiliate. A report should be made of any invitation to serve as an officer, general partner, consultant, agent, representative or employee of any business that is not an affiliate for the approval of the Compliance Officer prior to accepting any such position. In the event that approval is given, the Compliance Officer shall immediately determine whether the business in question is to be placed on the Trust's Restricted List.

     o Permissible Outside Activities. Covered Officers who, in the regular course of their duties relating to the Trust's private equity/venture capital advisory and investment activities, are asked to serve as the director, officer, general partner, consultant, agent, representative or employee of a privately-held business may do so with the prior written approval of the Compliance Officer.

     o Doing Business with the Trust. Except as approved by the Compliance Officer, Covered Officers may not have a monetary interest, as principal, co-principal, agent or beneficiary, directly or indirectly, or through any substantial interest in any other corporation or business unit, in any transaction involving the Trust, subject to such exceptions as are specifically permitted under law.

V.   FULL, FAIR, ACCURATE, TIMELY AND UNDERSTANDABLE DISCLOSURE AND COMPLIANCE

Covered Officers shall:

     o be familiar with the disclosure requirements generally applicable to the Trust;

     o not knowingly misrepresent, or cause others to misrepresent, facts about the Trust to others, whether within or outside the Trust, including the Trust's Trustees and auditors, governmental regulators and self-regulatory organizations;

     o to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Trust, the Adviser and other Trust service providers with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Trust files with, or submits to, the SEC and in other public communications made by the Trust; and

     o promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

VI.  INTERNAL REPORTING BY COVERED PERSONS

          (A)  Certifications and Accountability. Each Covered Officer shall:

               (1) upon adoption of the Code (or thereafter as applicable upon becoming a Covered Officer), affirm in writing on Schedule A hereto that the Covered Officer has received, read, and understands the Code;

               (2) annually thereafter affirm on Schedule A hereto that the Covered Officer has complied with the requirements of the Code; and

               (3) not retaliate against any other Covered Officer or employee of the Trust or their affiliated persons for reports of potential violations that are made in good faith.

          (B) Reporting. A Covered Officer shall promptly report any knowledge of a material violation of this Code to the Compliance Officer. Failure to do so is itself a violation of the Code.

VII. WAIVERS OF PROVISIONS OF THE CODE

          (A) Application of the Code. The Compliance Officer is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. The Compliance Officer is authorized to consult, as appropriate, with counsel to the Trust/counsel to the Independent Trustees. However, any approvals or Waivers sought by and/or granted to a Covered Officer will be reported to the Board in accordance with Section VIII, below.

          (B) Waivers. The Compliance Officer may grant Waivers to the Code in circumstances that present special hardship. Waivers shall be structured to be as narrow as is reasonably practicable with appropriate safeguards designed to prevent abuse of the Waiver. To request a Waiver from the Code, the Covered Officer shall submit to the Compliance Officer a written request describing the transaction, activity or relationship for which a Waiver is sought. The request shall briefly explain the reason for engaging in the transaction, activity or relationship. Notwithstanding the foregoing, no exception will be granted where such exception would result in a violation of SEC rules or other applicable laws.

          (C) Documentation. The Compliance Officer shall document all Waivers (including Implicit Waivers). If a Waiver is granted, the Compliance Officer shall prepare a brief description of the nature of the Waiver, the name of the Covered Officer and the date of the Waiver so that this information may be disclosed in the next Form N-CSR to be filed on behalf of the Trust or posted on the Trust's internet website within five business days following the date of the Waiver. All Waivers must be reported to the Board at each quarterly meeting as set forth in Section VIII below.

VIII. BOARD REPORTING

The Compliance Officer shall report any violations of the Code to the Board for its consideration on a quarterly basis. At a minimum, the report shall:

          o    describe the violation under the Code and any sanctions imposed;

          o identify and describe any Waivers sought or granted under the Code; and

          o    identify any recommended changes to the Code.

IX.  AMENDMENTS

The Covered Officers and the Compliance Officer may recommend amendments to the Code for the consideration and approval of the Board. In connection with any amendment to the Code, the Compliance Officer shall prepare a brief description of the amendment so that the necessary disclosure may be made with the next Form N-CSR to be filed on behalf of the Trust, or posted on the Trust's internet website within five business days following the date of the amendment.

X.   SANCTIONS

Compliance by Covered Officers with the provisions of the Code is required. Covered Officers should be aware that in response to any violation, the Trust will take whatever action is deemed necessary under the circumstances, including, but not limited to, the imposition of appropriate sanctions. These sanctions may include, among others, the reversal of trades, reallocation of trades to client accounts, fines, disgorgement of profits, suspension or termination.

XI.  RECORDKEEPING

The Compliance Officer shall maintain all records, including any internal memoranda, relating to compliance with the Code or Waivers of a provision(s) of the Code, for a period of 7 years from the end of the fiscal year in which such document was created, 2 years in an accessible place.

XII. OTHER POLICIES AND PROCEDURES

This Code shall be the sole code of ethics adopted by the Trust for purposes of
Section 406 of the Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Trust, the Adviser, and NYLIFE Distributors LLC (the "Underwriter"), or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Trust's, the Adviser's and the Underwriter's codes of ethics under Rule 17j-1 under the Investment Company Act are separate requirements applying to the Covered Officers and others, and are not part of this Code.

XIII. CONFIDENTIALITY

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Board, the Adviser and the Compliance Officer, and their respective counsels.

XIV. INTERNAL USE

The Code is intended solely for the internal use by the Trust and does not constitute an admission, by or on behalf of the Trust, as to any fact, circumstance, or legal conclusion.

                                   SCHEDULE I

                                COVERED OFFICERS

            Mark R. Taylor, President and Principal Executive Officer
  Arphiela Arizmendi, Treasurer and Principal Financial and Accounting Officer

                                   SCHEDULE II

                               COMPLIANCE OFFICER

                  Vincent Bencivenga, Chief Compliance Officer

                                    EXHIBIT A

                        MCMORGAN FUNDS CODE OF ETHICS FOR
                PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

                       INITIAL AND ANNUAL CERTIFICATION OF

                               COMPLIANCE WITH THE

                        MCMORGAN FUNDS CODE OF ETHICS FOR
                PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

          I hereby certify that I have received the McMorgan Funds Code of Ethics for Principal Executive and Senior Financial Officers adopted pursuant to the Sarbanes-Oxley Act of 2002 (the "Code") and that I have read and understood the Code. I further certify that I am subject to the Code and will comply with each of the Code's provisions to which I am subject.

          I hereby certify that I have received the McMorgan Funds Code of Ethics for Principal Executive and Senior Financial Officers adopted pursuant to the Sarbanes-Oxley Act of 2002 (the "Code") and that I have read and understood the Code. I further certify that I have complied with and will continue to comply with each of the provisions of the Code to which I am subject.


                                       /s/ Mark R. Taylor
                                       -----------------------------------------
                                       (Signature)

                                       Name: Mark R. Taylor
                                             -----------------------------------
                                       Title/Department: President and Principal
                                       Executive Officer of McMorgan Funds
                                       Date: September 5, 2006


                                       /s/ Arphiela Arizmendi
                                       ----------------------------------------
                                       (Signature)

                                       Name Arphiela Arizmendi
                                            ------------------------------------
                                       Title/Department: Treasurer and Principal
                                       Financial and Accounting Officer of
                                       McMorgan Funds
                                       Date: September 1, 2006

Received by: Vincent Bencivenga
             ---------------------


Signature: /s/ Vincent Bencivenga
           ------------------------
Date:      September 5, 2006

                                                                  EXHIBIT (A)(2)

                           SECTION 302 CERTIFICATIONS

          I, Mark R. Taylor, President and Principal Executive Officer of McMorgan Funds, certify that:

          1. I have reviewed this report on Form N-CSR of McMorgan Funds;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

          4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b) Designed such internal control over financial reporting, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

          (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

          5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

          (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


                                        By: /s/ Mark R. Taylor
                                            ------------------------------------
                                            Mark R. Taylor
                                            President and Principal Executive
                                            Officer

                                        Date: September 5, 2006

                                                                  EXHIBIT (A)(2)

                           SECTION 302 CERTIFICATIONS

          I, Arphiela Arizmendi, Treasurer and Principal Financial and Accounting Officer of McMorgan Funds, certify that:

          1. I have reviewed this report on Form N-CSR of McMorgan Funds;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

          4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b) Designed such internal control over financial reporting, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

          (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

          5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

          (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


                                        By: /s/ Arphiela Arizmendi
                                            ------------------------------------
                                            Arphiela Arizmendi
                                            Treasurer and Principal Financial
                                            and Accounting Officer

                                        Date: September 1, 2006

                                                                  EXHIBIT (A)(2)

                           SECTION 906 CERTIFICATIONS

          In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        By: /s/ Mark R. Taylor
                                            ------------------------------------
                                            Mark R. Taylor
                                            President and Principal Executive
                                            Officer

                                        Date: September 5, 2006


                                        By: /s/ Arphiela Arizmendi
                                            ------------------------------------
                                            Arphiela Arizmendi
                                            Treasurer and Principal Financial
                                            and Accounting Officer

                                        Date: September 1, 2006

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.